203576221 Exhibit 10.13 CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL TERM LOAN AGREEMENT between COMPLEX THERAPEUTICS LLC, a Delaware limited liability company, as Borrower and MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa corporation, as Lender December 20, 2024

TABLE OF CONTENTS

Page

ARTICLE 1 CERTAIN DEFINITIONS		1
Section 1.1	Certain Definitions	1
Section 1.2	Principles of Construction	18
ARTICLE 2 LOAN TERMS		18
Section 2.1	The Loan	18
Section 2.2	Interest Rate; Late Charge; Default Rate	19
Section 2.3	Terms of Payment	19
Section 2.4	Security	20
Section 2.5	Withholding Taxes; Changes In Legal Requirements; Market Disruption	21
Section 2.6	Reserve Funds	21
Section 2.7	Reserved	23
Section 2.8	Use of Proceeds	23
Section 2.9	Cash Management	23
Section 2.10	Loan Fee	25
Section 2.11	Option to Extend Term of the Loan	25
ARTICLE 3 INSURANCE, CONDEMNATION AND IMPOUNDS		26
Section 3.1	Insurance	26
Section 3.2	Use and Application of Insurance Proceeds	29
Section 3.3	Condemnation Awards	30
Section 3.4	Impounds	31
ARTICLE 4 ENVIRONMENTAL OBLIGATIONS		31
Section 4.1	Representations, Warranties and Covenants	31
Section 4.2	Additional Covenants	33
Section 4.3	Allocation of Risks; Indemnity and Release by Borrower	36
Section 4.4	No Waiver	37
Section 4.5	Obligations Unsecured	38
ARTICLE 5 LEASING MATTERS		38
Section 5.1	Representations and Warranties on Leases	38
Section 5.2	Standard Lease Form; Approval Rights; Security Deposits	38
Section 5.3	Covenants	39
Section 5.4	Tenant Estoppels	39
ARTICLE 6 REPRESENTATIONS AND WARRANTIES		39
Section 6.1	Organization and Power	39
Section 6.2	Validity of Loan Documents	39
Section 6.3	Liabilities; Litigation	40
Section 6.4	Taxes and Assessments	40
Section 6.5	Other Agreements; Defaults	40
Section 6.6	Compliance with Legal Requirements	41
Section 6.7	Location of Borrower	41
Section 6.8	ERISA	41
Section 6.9	Margin Stock	42
Section 6.10	Tax Filings	42
Section 6.11	Solvency	42
Section 6.12	Full and Accurate Disclosure	42

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Section 6.13	Single Purpose Entity	42
Section 6.14	Property Specific Representations	42
Section 6.15	Taxpayer I.D. Number	43
Section 6.16	Organization I.D. Number	43
Section 6.17	Legal Name	43
Section 6.18	Use of Proceeds	43
Section 6.19	Reserved	43
Section 6.20	Financial Statements	43
Section 6.21	Financial Condition	43
Section 6.22	Management Agreement	43
Section 6.23	Reserved	43
Section 6.24	CFIUS	43
Section 6.25	Cash Management	43
ARTICLE 7 FINANCIAL REPORTING		44
Section 7.1	Financial Statements	44
Section 7.2	Accounting Principles	45
Section 7.3	Other Information	45
Section 7.4	Annual Budget	45
Section 7.5	Audits and Records	45
Section 7.6	Annual Ownership Report	45
Section 7.7	Electronic Submissions	45
ARTICLE 8 COVENANTS		46
Section 8.1	Due on Sale and Encumbrance; Transfers of Interests	46
Section 8.2	Taxes; Charges	47
Section 8.3	Property Management	47
Section 8.4	Operation; Maintenance; Inspection; Alterations	48
Section 8.5	Taxes on Security	48
Section 8.6	Legal Existence; Name; Organizational Documents	49
Section 8.7	Affiliate Transactions	49
Section 8.8	Limitation on Other Debt	49
Section 8.9	Further Assurances	49
Section 8.10	Estoppel Certificates	50
Section 8.11	Notice of Certain Events	50
Section 8.12	Indemnification	50
Section 8.13	Compliance With Legal Requirements	50
Section 8.14	Single Purpose Covenants	51
Section 8.15	Cooperation	54
Section 8.16	Reserved	55
Section 8.17	Financial Covenants	56
Section 8.18	Reserved	56
Section 8.19	Accounts	56
Section 8.20	ERISA	57
Section 8.21	No Cross-Default or Cross-Collateralization	57
Section 8.22	No Cessation of Business	57
Section 8.23	No Cash Distributions	57
Section 8.24	Reserved	57
Section 8.25	Reserved	57
ARTICLE 9 EVENTS OF DEFAULT		57
Section 9.1	Payments	57

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iii 203576221 Section 9.2 Insurance .................................................................................................................... 57 Section 9.3 Sale, Encumbrance, etc .............................................................................................. 58 Section 9.4 Covenants ................................................................................................................... 58 Section 9.5 Representations and Warranties ................................................................................. 58 Section 9.6 Single Purpose Entity ................................................................................................. 58 Section 9.7 Involuntary Bankruptcy or Other Proceeding ............................................................ 58 Section 9.8 Voluntary Petitions, etc .............................................................................................. 58 Section 9.9 Reserved ..................................................................................................................... 59 Section 9.10 Misapplication or Misappropriation of Funds ............................................................ 59 Section 9.11 Failure To Make Deposits .......................................................................................... 59 Section 9.12 Lease........................................................................................................................... 59 Section 9.13 Anti-Terrorism and Anti-Money Laundering ............................................................. 59 Section 9.14 Other Loan Documents .............................................................................................. 59 Section 9.15 Other Defaults ............................................................................................................ 59 Section 9.16 ERISA ........................................................................................................................ 59 ARTICLE 10 REMEDIES ...................................................................................................................... 60 Section 10.1 Remedies - Insolvency Events ................................................................................... 60 Section 10.2 Remedies - Other Events ............................................................................................ 60 Section 10.3 Lender’s Right to Perform the Obligations ................................................................ 60 ARTICLE 11 MISCELLANEOUS ........................................................................................................ 61 Section 11.1 Notices ........................................................................................................................ 61 Section 11.2 Amendments and Waivers .......................................................................................... 62 Section 11.3 Limitation on Interest ................................................................................................. 62 Section 11.4 Invalid Provisions ....................................................................................................... 63 Section 11.5 Reimbursement of Expenses; No Reliance Rights ..................................................... 63 Section 11.6 Approvals; Third Parties; Conditions ......................................................................... 64 Section 11.7 Lender Not in Control; No Partnership ...................................................................... 64 Section 11.8 Time of the Essence ................................................................................................... 64 Section 11.9 Successors and Assigns .............................................................................................. 64 Section 11.10 Renewal, Extension or Rearrangement ...................................................................... 65 Section 11.11 Waivers ....................................................................................................................... 65 Section 11.12 Cumulative Rights ...................................................................................................... 65 Section 11.13 Singular and Plural ..................................................................................................... 65 Section 11.14 Phrases ........................................................................................................................ 65 Section 11.15 Exhibits and Schedules ............................................................................................... 65 Section 11.16 Titles of Articles, Sections and Subsections............................................................... 65 Section 11.17 Lender’s Promotional Material .................................................................................. 65 Section 11.18 Survival ...................................................................................................................... 66 Section 11.19 Waiver of Jury Trial ................................................................................................... 66 Section 11.20 Waiver of Punitive or Consequential Damages .......................................................... 66 Section 11.21 Governing Law/Jurisdiction ....................................................................................... 66 Section 11.22 Entire Agreement ....................................................................................................... 67 Section 11.23 Counterparts; Electronic Signatures ........................................................................... 67 Section 11.24 Waiver of Set-Off ....................................................................................................... 67 Section 11.25 Construction ............................................................................................................... 67 Section 11.26 Use of Websites .......................................................................................................... 68 Section 11.27 Language .................................................................................................................... 68 Section 11.28 Joint and Several Obligations ..................................................................................... 68 Section 11.29 Electronic Imaging ..................................................................................................... 68

iv 203576221 ARTICLE 12 ............................................................................................................................................ 68 LIMITATIONS ON LIABILITY ............................................................................................................ 68 Section 12.1 Limitation on Liability ............................................................................................... 68 Section 12.2 Limitation on Liability of Lender and its Officers, Employees, etc ........................... 69 Section 12.3 Claims Against Lender ............................................................................................... 69 ARTICLE 13 SANCTIONS, ANTI-MONEY LAUNDERING AND ANTI-BRIBERY PROVISIONS .................................................................................................................................................................... 69 Section 13.1 Sanctions .................................................................................................................... 69 Section 13.2 Anti-Money Laundering Laws and Anti-Bribery Laws ............................................. 70 Section 13.3 Use of Proceeds .......................................................................................................... 70 Section 13.4 Certain Transfers ........................................................................................................ 70

EXHIBITS AND SCHEDULES

EXHIBIT A	—	Legal Description of Project
EXHIBIT B	—	Form of Tenant Direction Letter
EXHIBITS C-1, C-2, C-3, C-4	—	U.S. Tax Compliance Certificates
SCHEDULE 2.5	—	Withholding Taxes; Changes in Legal Requirements; Market Disruption; EEA Financial Institution
SCHEDULE 2.6(b)	—	Leasing Reserve
SCHEDULE 2.6(e)	—	Existing Tenant Reserve
SCHEDULE 2.9(b)	—	Allocation And Disbursement of Funds in the Cash Management Account
SCHEDULE 4.1(a)	—	Site Assessments
SCHEDULE 4.1(b)	—	Environmental Disclosures
SCHEDULE 5.1(a)	—	Leasing Matters
SCHEDULE 5.1(b)	—	Rent Roll
SCHEDULE 5.2(b)	—	Form of Lease Amendment
SCHEDULE 6.1(a)	—	States of Organization
SCHEDULE 6.1(b)	—	Borrower's Organizational Chart
SCHEDULE 6.3	—	Liabilities; Litigation
SCHEDULE 6.8	—	ERISA
SCHEDULE 7.1(b)	—	Guarantor Compliance Certificate

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203576221 TERM LOAN AGREEMENT This Term Loan Agreement (this “Agreement”) is entered into as of December 20, 2024 between COMPLEX THERAPEUTICS LLC, a Delaware limited liability company (“Borrower”), and MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa corporation (“Lender”). The following recitals form the basis and are a material part of this Agreement: A. Borrower desires to obtain the Loan from Lender. B. Lender is willing to make the Loan to Borrower subject to and in accordance with the conditions and terms of this Agreement and the other Loan Documents. NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows: ARTICLE 1 CERTAIN DEFINITIONS Section 1.1 Certain Definitions. As used herein, the following terms have the meanings indicated below: “A/B Notes” has the meaning assigned in Section 8.15(b). “Above the Fund Transfer” shall mean any Transfer of publicly traded shares, on a nationally or internationally recognized stock exchange, of Instil Bio, Inc., a Delaware corporation. “Act” means the Delaware Limited Liability Company Act, as amended, modified, replaced and/or supplemented from time to time, or other similar Legal Requirement of the jurisdiction in which Borrower is formed. “Accounts” means the Lockbox Account, the Cash Management Account (if any), the Excess Cash Flow Reserve Account, the Leasing Reserve Account, the Existing Tenant Reserve Account, the Tax and Insurance Escrow Account, and each other deposit account (or any sub-account thereof) now or hereafter pledged by Borrower to Lender as security for the Obligations or any portion thereof, in each case, which may be a ledger or book entry subaccount and not an actual account. “Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person. For the avoidance of doubt, no Person shall be deemed an Affiliate of Borrower or Guarantor solely by reason of such Person’s ownership of less than fifty percent (50%) of publicly traded shares in Instil Bio, Inc., a Delaware corporation. “Agreement” means this Term Loan Agreement, as originally executed by Borrower, and Lender, as the same may be supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time. “Alterations Threshold” has the meaning assigned in Section 8.4(b).

2 203576221 “Anti-Bribery Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, 15 U.S.C. §§ 78dd-1, et seq., the U.K. Bribery Act of 2010, and all other applicable anti-bribery or corruption laws. “Anti-Money Laundering Laws” means the USA Patriot Act, the U.S. Bank Secrecy Act and locally applicable anti-money laundering or terrorism laws. “Application” means that certain Loan Application, dated as of October 22, 2024, accepted on behalf of Borrower with respect to the Project. “Appraisal” means an as-is appraisal of the Project prepared by an Appraiser, which appraisal must comply in all respects with the standards for real estate appraisal established pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended, and otherwise in form and substance satisfactory to Lender. “Appraiser” shall mean CBRE, Inc., a Delaware corporation, or any other “state certified general appraiser” as such term is defined and construed under applicable regulations and guidelines issued pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended, which appraiser must have been licensed and certified by the applicable Governmental Authority having jurisdiction in the State, and which appraiser shall have been selected by Lender. “Assignment of Management Agreement” means the Assignment of Management Agreement and Subordination of Management Fees dated as of the date hereof, as originally executed by Borrower and Property Manager, to and in favor of Lender, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time, together with all consents from other parties as contemplated therein. “Assignment of Rents and Leases” means the Assignment of Rents and Leases dated as of the date hereof, as originally executed by Borrower in favor of Lender, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time. “Bankruptcy Code” means the Federal Bankruptcy Code of 1978, as amended from time to time. “Bankruptcy Party” has the meaning assigned in Section 9.7. “Borrower” has the meaning assigned in the Preamble. “Borrower Party” means each Guarantor, any general partner in Borrower, and any general partner in any partnership that is a general partner in Borrower (if Borrower is a partnership), at any level, and any manager or managing or sole member of Borrower (if Borrower is a limited liability company) and any manager or managing or sole member of any limited liability company that is a manager or managing or sole member of Borrower (if Borrower is a limited liability company), at any level. “Business Day” means a day (other than a Saturday or Sunday) on which (a) commercial national banks are not authorized or required to close in (i) New York City, or (ii) the place of business of each of (A) Lender and (B) any Servicer, and (b) the New York Stock Exchange and the Federal Reserve Bank of New York are each open for business. “Cash Management Account” has the meaning assigned in Section 2.9.

3 203576221 “Cash Management Agreement” means any cash management agreement executed by Borrower, Lender, Cash Management Bank and Property Manager in accordance with Section 2.9, as the same may be supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time. “Cash Management Bank” means a depositary bank designated by Lender to serve as the cash management bank pursuant to Section 2.9. “Cash Sweep Cure Event” has the meaning assigned in Section 2.9(d). “Cash Sweep Period” means a period of time beginning on the date of a Cash Sweep Trigger and continuing until the date of a Cash Sweep Cure Event. “Cash Sweep Trigger” has the meaning assigned in Section 2.9(a). “CERCLA” means the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. §§ 9601 et. seq., as now or hereafter amended and any similar or analogous tribal, state or laws governing, among other things, the identification, Release and Remediation of Hazardous Materials in the Environment. “CFIUS” means the Committee on Foreign Investment in the United States or any successor agency. “CFIUS Approval” means (a) written confirmation provided by CFIUS that the Loan is not a Covered Transaction under the DPA, (b) written confirmation provided by CFIUS that it has completed its review or, if applicable, investigation of the Loan pursuant to a declaration or notice filed under the DPA and determined that there are no unresolved national security concerns with respect to the Loan, or (c) CFIUS shall have sent a report to the President of the United States requesting the decision of the President of the United States under the DPA, and the President shall have announced a decision not to take any action to suspend, prohibit, or place any limitations on the Loan. “CFIUS Review” has the meaning assigned in Section 8.13. “Change” has the meaning assigned in Schedule 2.5(f). “Claims, Losses and Expenses” means any and all claims, actions (whether at law or in equity), causes of action, investigations, proceedings, injunctions, demands, Orders, directives, notices (including notices of violation), Environmental Claims, liens, damages (including consequential damages, property damage and natural resource damages), injuries (including sickness, disease or death), liabilities, obligations, assessments, deficiencies, judgments, settlements, losses (including economic loss and diminution in value), fines, penalties, assessments, costs (including defense costs and Remediation Costs), fees (including reasonable attorney, engineering, consultant and expert fees) and expenses of any kind or nature whatsoever. “Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and the regulations promulgated thereunder from time to time. “Collateral Assignment” means that certain Collateral Assignment dated as of the date hereof, as originally executed by Borrower in favor of Lender, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time.

4 203576221 “Commitment” the amount set forth on Lender’s signature page hereof or in any subsequent amendment hereof or in any assignment and assumption agreement related hereto. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contract Rate” means six and 35/100 percent (6.35%). “control” or “controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of the day-to-day management and policies of an entity through the ownership of voting securities or equity interests, by contract or otherwise. “Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Loan Party or any of their respective Subsidiaries or Affiliates (as applicable), are treated as a single employer under Section 414(b) or (c) of the Code, and any organization which is required to be treated as a single employer with any Loan Party under Sections 414(m) or 414(o) of the Code. “Covered Transaction” has the meaning assigned in the DPA. “Creditors’ Rights Law” shall mean with respect to any Person any existing or future law of any state or Federal jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, Division, assignment for the benefit of creditors, composition or other relief with respect to its debts or debtors. “Debt” means, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss. “Debt Service” means the aggregate interest, scheduled principal, and other payments due on account of the Loan and on any other outstanding Debt of Borrower (whether permitted or not permitted by Lender) for the period of time for which calculated, but excluding unscheduled payments applied to reduction of principal. “Debt Service Coverage Ratio” means, for the period of time for which calculation is being made, the ratio of: (a) Net Operating Income, to (b) the Debt Service, calculated on the basis of a thirty (30) year amortization schedule on the Loan Amount outstanding as of any date of determination. “Debt Yield” means the ratio of (a) Net Operating Income to (b) the Principal Balance. “Default Rate” means the lesser of (a) the maximum rate of interest allowed by applicable Legal Requirements, and (b) five percent (5%) per annum in excess of the Contract Rate.

5 203576221 “Depositary Bank” means Wells Fargo Bank, National Association and its successors and assigns. “Division” shall mean, as to any Person, such Person dividing and/or otherwise engaging in and/or becoming subject to, in each case, any division (whether pursuant to plan of division or otherwise), including, without limitation and to the extent applicable, pursuant to § 18-217 of the Act or otherwise. “Dodd-Frank” means the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, modified, replaced and/or supplemented from time to time, and any orders, rules, regulations, rulings, authorizations, determinations, guidelines, directives and/or any other requirements and/or provisions issued under such Act, existing now or in the future. “DPA” means the Defense Production Act of 1950, 50 U.S.C. § 4565, as amended, all laws and regulations related thereto, and all mandates, requirements, powers and similar requirements imposed or exercised thereunder. “Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA or other plan established or maintained, or to which contributions have been made, by any Loan Party. “Environment” means surface or subsurface soil or strata, surface waters and sediments, navigable or non-navigable waters, wetlands, groundwater, drinking water supply, ambient or indoor air, plants, wildlife, animals and natural resources. The term includes air, surfaces and building materials in structures. “Environmental Claim(s)” means any formal or informal claim, action (whether at law or in equity), cause of action, investigation, proceeding, injunction, demand, Order, directive, notice (including notice of violation), lien or any assertion of a legal right or remedy by or from any Person (including Governmental Authority), whether civil, criminal or administrative in nature, seeking damages (including consequential damages, property damage and natural resource damage), a remedy or relief (including injunctive or other equitable relief) or alleging liability or responsibility for or with respect to the Environment, Hazardous Materials or a violation of or liability (including strict liability) under Environmental Laws. The term includes administrative investigations and proceedings, court actions, arbitrations, notices of violation, notices of potential liability, requests for information, liens, deed restrictions, demands and notices for or with respect to bodily injury (including sickness, disease or death), damage to real or personal property (including contamination, economic loss or loss of value), damage to the Environment, damage to natural resources (including plants or wildlife), Remediation or Remediation Costs. “Environmental Laws” means any existing or future Legal Requirement(s) applicable to or governing health, safety, industrial hygiene, the Environment, or Hazardous Materials. The term includes risk-based or other criteria or standards concerning the presence, Remediation, Release of or exposure to Hazardous Materials and Legal Requirements (including permits) governing or regulating the management, manufacture, use, processing, labeling, generation, storage, Release, investigation, remediation, removal, recovery, emission, injection, treatment, leaching, migrating, handling, transport, disposal, control, discharge of, or exposure to, Hazardous Materials. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, modified, replaced and/or supplemented from time to time, and any current or future regulations thereunder. “Event of Default” has the meaning assigned in Article 9. “Excess Cash Flow Reserve Account” has the meaning assigned in Section 2.6(f).

6 203576221 “Excess Cash Flow Reserve Fund” has the meaning assigned in Section 2.6(f). “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on (or measured by) net income (however denominated), franchise Taxes, and branch profits or similar Taxes, in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of Lender, any U.S. federal Withholding Tax that is imposed on amounts payable to or for the account of Lender with respect to an applicable interest in the Loan or the Commitment pursuant to a law in effect on the date on which (i) Lender acquires such interest in the Loan or the Commitment (other than pursuant to an assignment request by Borrower under paragraph (h)(ii) of Schedule 2.5) or (ii) Lender changes its lending office, except in each case to the extent that, pursuant to paragraph (c) of Schedule 2.5, amounts with respect to such Taxes were payable either to Lender’s assignor, immediately before Lender became a party hereto or to Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with paragraph (a) of Schedule 2.5; and (d) any U.S. federal Withholding Taxes imposed under FATCA. “Executive Order” means Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended, modified, replaced and/or supplemented from time to time. “Existing Tenant” means AstraZeneca Pharmaceuticals LP, a Delaware limited partnership. “Existing Tenant Lease” means that certain Lease dated July 10, 2024, by and between Borrower and Existing Tenant, as amended or modified in accordance with the terms and conditions of this Agreement. “Existing Tenant Reserve” has the meaning assigned in Schedule 2.6(e). “Existing Tenant Reserve Account” has the meaning assigned in Schedule 2.6(e). “Extended Maturity Date” has the meaning assigned in Section 2.11(a). “Extension Conditions” has the meaning assigned in Section 2.11. “Extension Date” has the meaning assigned in Section 2.11(c). “Extension Fee” has the meaning assigned in Section 2.11(b). “Extension Term” has the meaning assigned in Section 2.11. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any applicable intergovernmental agreement entered into pursuant to Section 1471(b)(1) of the Code. “FDIC” means the Federal Deposit Insurance Corporation or any successor agency.

7 203576221 “Fee Agreement” means that certain letter agreement of even date herewith between Lender and Borrower concerning the payment of certain fees, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time. “Financial Covenants” has the meaning assigned in Section 8.17. “GAAP” means the generally accepted accounting principles, consistently applied, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, to the extent such principles apply to partnerships, corporations or limited liability companies, as applicable. “Go Dark Cure” means, with respect to any Go Dark Event, either (i) the tenant under the affected Lease reoccupies the premises demised under such Lease and recommences operations of its business therein and no default exists under such Lease, (ii) if the Go Dark Event arose from a Tenant default, the Tenant has cured the default to Lender’s satisfaction, or (iii) the premises demised under the affected Lease is leased pursuant to a new Lease on terms approved by Lender in its sole discretion. “Go Dark Event” means, with respect to any Lease, the tenant under such Lease abandons, vacates or otherwise ceases operations in the premises demised under such Lease (other than for planned shutdown and holiday periods, and otherwise without the intent to reoccupy or restart operations) and the tenant under such Lease continues to pay all rental required thereunder, or a default by the tenant thereunder occurs and is continuing past any applicable notice and cure periods. “Governmental Authority(ies)” means any court, legislature, council, agency, arbitrator, authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi- governmental unit, or any governmental, public or quasi-public authority, of any foreign, domestic, federal, state, county, city, borough, municipal government or other political subdivision of any of the foregoing, or any official thereof, whether now or hereafter in existence. “Guarantor” means Instil Bio, Inc., a Delaware corporation. “Hazardous Material(s)” means any natural or man-made solid, liquid, gaseous or thermal substance, material, pollutant, contaminant, irritant, vapor, waste, noise, odor or mixture (collectively for purposes of this definition, ”materials”) that are now or hereafter regulated by Governmental Authority or Environmental Laws or are or come to be recognized in the scientific community to pose a risk or hazard to human health or the Environment or for which liability or standards of conduct or other requirements are imposed or authorized under Environmental Laws. The term includes materials that are now or hereafter listed, defined, classified or otherwise determined by any Governmental Authority or Environmental Laws to be dangerous, hazardous, toxic, noxious or words of similar nomenclature, including (i) “pollutant,” “contaminant,” “hazardous waste,” ”special waste,” “hazardous substances,” “extremely hazardous substances,” “toxic substances,” “regulated substances,” “forever chemicals,” ”hazardous materials,” “special nuclear” and “byproduct material;” (ii) oil, petroleum or petroleum-derived substance or waste; (iii) asbestos or asbestos-containing materials; (iv) polychlorinated biphenyls (PCBs) and materials, articles, equipment or compounds containing them; (v) radon gas; (vi) medical and laboratory wastes; (vii) per-and polyfluoroalkyl substances (“PFAS”), perfluorooctanoic acid (“PFOA”) and perfluorooctanesulfonate acid (“PFOS”) and ; (viii) natural gas, natural gas liquid, liquefied natural gas and other petroleum or chemical products, whether liquid, solid or gaseous form, or synthetic gas useable

8 203576221 as fuel; (ix) explosives, radioactive or flammable materials; (x) indoor air or surface contaminants including mold, fungi, toxins, viruses, germs, bacteria, irritants, allergens and microbial matter; and (xi) lead and lead-based paint. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnity Agreement” means each Hazardous Materials Indemnity Agreement now or hereafter executed by Guarantor and Borrower, collectively and jointly and severally, as indemnitors, to and in favor of Lender, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time. “Independent Director” of any corporation or limited liability company shall mean an individual with at least three (3) years of employment experience serving as an independent director at the time of appointment who is provided by, and is in good standing with, CT Corporation, Corporation Service Company, National Registered Agent, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional independent directors or managers, another nationally recognized company reasonably approved by Lender, that is not an Affiliate of such corporation or limited liability company and that provides professional independent directors or managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as a member of the board of directors or board of managers of such corporation or limited liability company and is not, and has never been, and will not while serving as independent director or manager be: (a) a member (other than an independent, non-economic “springing” member), partner, equityholder (other than de minimis holdings of public stock), manager, director, officer or employee of such corporation or limited liability company, or any of its respective equityholders or Affiliates (other than as an independent director or manager of an Affiliate of such corporation or limited liability company that is not in the direct chain of ownership of such corporation or limited liability company and that is required by a creditor to be a single purpose bankruptcy remote entity, provided that such independent director or manager is employed by a company that routinely provides professional independent directors or managers in the ordinary course of business); (b) a customer, creditor, supplier or service provider (including provider of professional services) to such corporation or limited liability company or any of its respective equityholders or Affiliates (other than a nationally recognized company that routinely provides professional independent directors or managers and other corporate services to such corporation or limited liability company or any of its respective equityholders or Affiliates in the ordinary course of business); (c) a family member of any such member, partner, equityholder (other than de minimis holdings of public stock), manager, director, officer, employee, creditor, supplier or service provider; or (d) a Person that controls or is under common control with (whether directly, indirectly or otherwise) any of the Persons referred to in clauses (a), (b) or (c) above. A natural person who otherwise satisfies the foregoing definition other than subparagraph (a) by reason of being the independent director or manager of a “special purpose entity” in the direct chain of ownership of such corporation or limited liability company shall not be disqualified from serving as an independent director or manager of such corporation or limited liability company, provided that the fees that such individual earns from serving as independent directors or managers of such Affiliates in any given year

9 203576221 constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year. For purposes of this paragraph, a “special purpose entity” is an entity whose organizational documents contain restrictions on its activities and impose requirements intended to preserve such entity’s separateness that are substantially similar to those contained in Section 8.14. “Independent Director Event” shall mean, with respect to an Independent Director, (i) any acts or omissions by such Independent Director that constitute willful disregard of such Independent Director’s duties under the applicable organizational documents, (ii) such Independent Director engaging in or being charged with, or being convicted of, fraud or other acts constituting a crime under any law applicable to such Independent Director, (iii) such Independent Director is unable to perform his or her duties as Independent Director due to death, disability or incapacity, or (iv) such Independent Director no longer meeting the definition of Independent Director in this Agreement. “IRS” means the U.S. Internal Revenue Service or any successor agency. “Lease(s)” means a fully executed lease(s), occupancy agreement(s), license agreement(s) or other rental or occupancy arrangement(s) by or binding upon Borrower, as lessor, for space in the Project. “Leasing Reserve” has the meaning assigned in Schedule 2.6(b). “Leasing Reserve Account” has the meaning assigned in Schedule 2.6(b). “Legal Requirement(s)” means, collectively, common law and all foreign, domestic, federal, state, local and municipal laws, statutes, codes, criteria, standards, ordinances, rules, rulings, Orders, regulations, authorizations, determinations, directives, permits, registrations, licenses and any other requirements and/or provisions (including building codes and zoning regulations and ordinances) of all Governmental Authorities, whether now or hereafter in force, which are or may become applicable to Borrower or any Borrower Party, Lender, the relationship of Lender and Borrower, the Project and any operations thereon, any of the Loan Documents, or any part of any of them (whether or not the same may be valid) and all requirements, obligations and conditions of all instruments of record. Unless otherwise expressly excluded, the term includes Creditors’ Rights Laws and Environmental Laws. “Lender” has the meaning assigned in the Preamble, and any investment advisor, parent, subsidiary or affiliated company of such lender and their respective officers, directors, members, partners, employees, agents, transferees, successors, assigns, affiliates, parent, subsidiaries and any purchaser(s), investor(s), trust(s), assignee(s), lender(s) or participant(s) in a Secondary Market Transaction as defined in Section 8.15(a). “Lender Exposure” means any one or more of the following: (i) the Loan is in violation of Legal Requirements, or (ii) the Project or any other collateral for the Loan or any portion thereof (including the Rents (as defined in the Mortgage) or other income to be derived therefrom) is subject to forfeiture or to being frozen, seized, sequestered or otherwise impaired by a Governmental Authority, or (iii) the Loan or any payments made or to be made in respect thereof (including principal and interest) is subject to forfeiture or to being frozen, seized, sequestered or otherwise impaired by a Governmental Authority or (iv) Lender or any of its collateral for the Loan or the Lien priority thereof or Lender’s rights or remedies in respect of the Loan or the collateral therefor is otherwise impaired or adversely affected, or (v) Lender, its affiliates and its or their respective directors, officers, employees, attorneys, agents, advisors, participants, successors and assigns is subject to criminal or civil liability or penalty as a result of or in connection with the Loan. “Lender Indemnified Parties” means and includes Lender, any contractor, consultant, professional, investment advisor or other advisor retained or approved by Lender, any investor, purchaser,

10 203576221 assignee or successor in interest of all or part of Lender’s interest in the Loan or the Project, any Servicer, any investor or owner of a participation interest in the Loan, any purchaser who acquires all or part of the Project from Lender or any of the foregoing entities, any recipient of a deed or assignment in lieu of foreclosure of all or part of the Project, any court appointed receiver or trustee and their respective officers, directors, members, partners, employees, agents, successors, transferees and assigns. “Lender Information” means any information, investigation, report, due diligence or associated findings, opinions or conclusions made or provided by or to Lender or any consultant, attorney or other advisor retained or approved by Lender at any time concerning the Environment, Hazardous Materials, Environmental Laws or other environmental matters associated with the Project or the operations thereon. “Lending Installation” means any office, branch, subsidiary or Affiliate of Lender. “Lien” means any interest, or claim thereof, in the Project securing an obligation owed to, or a claim by, any Person other than the owner of the Project, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Project. “Life Science Uses” means biochemical, biotechnical and pharmaceutical research and development, laboratory, production, testing and manufacturing uses and activities, including but not limited to use of the Project for (a) Biosafety Level 2 plus or Biosafety Level 2 Enhanced activities, pathology, a CAP CLIA laboratory, a human tissue bank and cell therapy, and (b) drug manufacturing in accordance with the U.S. Food and Drug Administration’s Good Manufacturing Practices then in effect provided in all events that such use complies with all applicable Laws, including Environmental Laws. “Loan” means the loan to be made by Lender to Borrower under this Agreement and all other amounts secured by the Loan Documents. “Loan Amount” has the meaning assigned in Section 2.1. “Loan Documents” has the meaning assigned in Section 2.4(a), as any or all of the same may be supplemented, amended, restated and/or replaced from time to time. “Loan Fee” has the meaning assigned in Section 2.10. “Loan Party” means Borrower, Borrower’s sole member (if different from Guarantor) and Guarantor. “Loan-to-Value Ratio” means, as of any date of determination, the ratio, expressed as a percentage, of (a) the Principal Balance of the Loan as of such date to (b) the value of the Project as of such date, as determined by an Appraisal approved by Lender in its sole discretion and in accordance with customary underwriting practices by institutional lenders for projects of a similar nature to the Project. “Lockbox Account” has the meaning assigned in Section 2.9(a). “Lockbox Account DACA” means that certain Blocked Account Control Agreement dated on or about the date hereof, as originally executed by Borrower, Lender and Depositary Bank, as the same may

11 203576221 be supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time. “Make Whole Amount” means an amount equal to (i) interest due on the Loan Amount for the first twelve (12) months, less (ii) the sum of the aggregate amount of regular monthly non-default interest that has accrued and been paid as of the date the Loan is paid in full. “Management Agreement” shall mean that certain Management Agreement between Borrower and Property Manager dated October 1, 2024, as the same may be supplemented, amended, modified, and/or restated from time to time in accordance with this Agreement. “Material Action” shall mean, as to any Person, an action to file any insolvency, or reorganization case or proceeding, to institute proceedings to have such Person be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law, to seek any relief under any law relating to relief from debts or the protection of debtors, to consent to the filing or institution of bankruptcy or insolvency proceedings against such Person, to file a petition seeking, or consent to, reorganization or relief with respect to such Person under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for such Person or a substantial part of its property, to make any assignment for the benefit of creditors of such Person, to admit in writing such Person’s inability to pay its debts generally as they become due (unless such admission is true), or to take action in furtherance of any of the foregoing. “Material Adverse Effect” or “Material Adverse Change” means a material adverse effect upon or a material adverse change in (i) the business affairs, operations or the financial condition of Borrower or Guarantor as a whole or (ii) the ability of Borrower or Guarantor as a whole to perform its or his or her material contractual obligations under any Loan Document to which it or he or she is a party, or (iii) the validity or priority of the Lien of the Mortgage or the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights, remedies or options of Lender hereunder or thereunder or (iv) the Project or the other collateral for the Loan or a material portion or component thereof (including the value or marketability thereof). “Maturity Date” means the earlier of (a) the Scheduled Maturity Date, subject to extension as provided in Section 2.11, or (b) any earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents. “Member” has the meaning assigned in Section 8.14(a). “Moody’s” means Moody’s Investors Services, Inc., and its successors in interest. “Mortgage” means the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of the date hereof, as originally executed by Borrower for the benefit of Lender, covering and creating a first lien on the Project, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time. “Multiemployer Plan” means an Employee Benefit Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which any Loan Party or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions and which otherwise is a “multiemployer plan” as defined in Section 3(37) of ERISA.

12 203576221 “Net Cash Flow” means, for any period, the amount by which Operating Revenues exceed the sum of (a) Operating Expenses, (b) Debt Service, and (c) any actual payment into impounds, escrows, or Reserve Funds required by Lender. “Net Operating Income” means the amount by which Operating Revenues exceed Operating Expenses. “No Further Action Determination” means a written determination from applicable Governmental Authority that is satisfactory to Lender stating that the Project, and all portions thereof, complies with Unrestricted Use Standards and that no further Remediation or any condition, restriction, limitation or control of any kind is required for unrestricted use of the Project. “Note(s)” means the Promissory Note dated as of the date hereof from Borrower payable to Lender evidencing the Loan, as originally executed, and any substitute promissory note(s) executed by Borrower pursuant to Section 8.15, all as the same may be issued, supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time. “Notice Date” has the meaning assigned in Section 2.11(a). “Obligations” means all loans, advances, debts, liabilities and obligations for monetary amounts (whether such amounts are liquidated or determinable) owing by Borrower to Lender, and all present or future covenants and duties of Borrower regarding such amounts, of any kind or nature, whether evidenced by any note, agreement or other instrument, arising under this Agreement or any of the other Loan Documents. This term includes all interest, charges, expenses, reasonable attorneys’ fees and any other sum chargeable to Borrower under any of the Loan Documents. “OECD” means the Organization for Economic Cooperation and Development or any successor organization. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Operating Account” has the meaning assigned in Section 2.9. “Operating Expenses” means, for any period as reasonably estimated by Lender, all reasonable and necessary recurring expenses of operating the Project in the ordinary course of business and which are directly associated with and fairly allocable to the Project for the applicable period, including ad valorem real estate taxes and assessments, insurance premiums, maintenance costs, management fees and costs, accounting, legal, and other professional fees, and other expenses incurred by Lender and reimbursed by Borrower under this Agreement and the other Loan Documents (in each case, except to the extent the same are paid directly by the Existing Tenant pursuant to the Existing Tenant Lease), and wages, salaries, and personnel expenses, but excluding Debt Service, capital expenditures, deposits to Reserve Funds, any payment or expense that is non-recurring or for which Borrower was or is to be reimbursed from proceeds of the Loan or insurance or by any third party (including without limitation, any tenant), and any non-cash charges such as depreciation and amortization. Any management fee or other expense payable to Borrower or to an Affiliate of Borrower shall be included as an Operating Expense only with Lender’s prior approval, provided that the management fee set forth in the property management agreement between Borrower and Property Manager in effect as of Closing is deemed approved by Lender. Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees unrelated to the operation of the Project.

13 203576221 “Operating Revenues” means, for any period as reasonably estimated by Lender, all recurring revenues of Borrower from operation of the Project or otherwise arising in respect of the Project after the date hereof which are properly allocable to the Project for the applicable period, including reimbursements from tenants, receipts from Leases and parking agreements, license and concession fees and charges and other miscellaneous operating revenues, proceeds from rental or business interruption insurance, any sum received or receivable from any deposit held as security for performance of a tenant’s obligation, any other moneys paid or payable in respect of any display or advertising at the Project including any fixture or fitting at the Project for display or advertisement, but excluding tenant security or other deposits until they are forfeited by the depositor, advance rentals until they are earned, disbursements from Reserve Funds, extraordinary or non-recurring income (including without limitation, lease termination payments), and proceeds from a sale or other disposition. “Order” means any order, directive, instruction, demand, written request for information, writ, judgment, decree, settlement agreement, stipulation, determination, injunction, arbitral decision or award entered or issued by or with any Governmental Authority. “Other Connection Taxes” means with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in the Loan or the Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement, filing, recordation or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to paragraph (h) of Schedule 2.5). “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and the regulations promulgated thereunder, as each of the same may be amended, modified, replaced and/or supplemented from time to time. “Payment Date” has the meaning assigned in Section 2.3(a). “Pension Plan” means an employee pension benefit plan within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and as to which any Loan Party or any member of the Controlled Group may have any liability. “Permitted Debt” means (a) the Loan and any other Debt in favor Lender; (b) liens in favor of a depository bank under Section 4-210 of the Uniform Commercial Code on items in the course of collection or arising as a matter of law (including the right of set-off) arising in the ordinary course of business in connection with the maintenance of deposit accounts; (c) property taxes not yet due and delinquent or being contests in accordance with this Agreement; and (d) customary trade payables which are payable, and shall be paid, within thirty (30) days of when invoiced and do not exceed, in the aggregate, two percent (2.0%) of the Principal Balance

14 203576221 “Permitted Hazardous Materials” means Hazardous Materials (a) in such quantities and for such uses and in storage containers or packaging that are reasonably and customarily used by individual consumers or necessary and appropriate for operation of passenger vehicles or for the ordinary operation and maintenance of a building or other improvements of a type, use and size similar to those at the Project or packaged products for routine household or commercial cleaning, maintenance or office purposes, and (b) required to operate, repair and maintain the Project for Life Science Uses, including, without limitation, those used by Existing Tenant as permitted by the Existing Tenant Lease provided that such storage, use and handling of Hazardous Materials complies with all applicable Laws, including Environmental Laws. “Permitted Transfer” means (a) leasing of space within the Project, so long as Borrower complies with the provisions of the Loan Documents relating to such leasing activity; (b) a Transfer by devise or descent or by operation of law upon the death of an individual having a legal or beneficial ownership or economic interest in Borrower; (c) an Above the Fund Transfer; or (d) any other Transfer, in one or a series of transactions, of the direct or indirect stock, partnership interests or membership interests, as applicable, in Borrower, or any Person having a direct or indirect legal or beneficial ownership or economic interest in Borrower, so long as, at all times during the term of the Loan, both of the following shall be satisfied: (i) Instil Bio, Inc., a Delaware corporation, or its successor by merger or consolidation or a sale of all or substantially all of its assets owns, directly or indirectly, at least fifty-one percent (51%) of the voting and beneficial ownership interests in Borrower and, if Borrower is a limited partnership or limited liability company, in Borrower’s general partner, sole member or managing member, as applicable, and (ii) Instil Bio, Inc., a Delaware corporation, or its successor by merger or consolidation or a sale of all or substantially all of its assets shall maintain the day to day control and management of Borrower and Borrower’s general partner, sole member or managing member (if such sole member is not Instil Bio, Inc.). “Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, citizen group, real estate investment trust, Governmental Authority, or any other form of entity. “Pledge of Accounts” means that certain Pledge of Accounts dated as of the date hereof, as originally executed by Borrower in favor of Lender, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time. “PML” has the meaning assigned in Section 3.1(a)(vi). “Potential Default” means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, could reasonably be expected to constitute an Event of Default. “Prepayment Date” has the date of prepayment. “Prepayment Fee” has the meaning assigned in Section 2.3(d). “Principal Balance” means the outstanding principal balance of the Note from time to time. “Prohibited Person” means any Person: (a) listed in the Annex to, or that fails to comply with the provisions of, the Executive Order; (b) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or that otherwise fails to comply with the provisions of, the Executive Order; (c) with whom Lender is prohibited from dealing; (d) that is otherwise engaging in any transaction in violation of any terrorism or money laundering Legal Requirements, including, without limitation, the Executive Order and the Patriot Act; (e) that commits, threatens or conspires to commit, or supports, “terrorism,” as such term is defined in the Executive Order or the Patriot Act; (f) that is named as a “specially designated national and blocked person” on the most current list published by OFAC at its

15 203576221 official website or at any replacement website or other replacement official publication of such list; or (g) that is an Affiliate of a Person listed above. “Project” means the real property described in Exhibit A, all improvements now or hereafter located thereon, including without limitation, known as the AstraZeneca Life Science Campus located at 18408-18412 W. Oxnard Street, Tarzana, California and all related facilities, amenities, fixtures, and personal property owned by Borrower. “Property Manager” means CBRE, Inc., a Delaware corporation. “Public Official” means any officer or employee of a government or any government department or agency; any person in an official capacity for or on behalf of a government or any government department or agency; any officer or employee of a government investment vehicle owned or funded by a government, including but not limited to currency reserve funds, government-employee pension funds, and sovereign wealth funds; any officer or employee of a company or business that is 25% or more owned or controlled by a government agency (even is such agency is not considered a public official under local law); any officer or employee of a public international organization, such as the World Bank or the United Nations; any officer or employee of a political party or any person acting in an official capacity on behalf of a political party; any candidate for political office. “RCRA” has the meaning assigned in Section 4.3. “Recipient” means Lender and its successors and/or assigns in interest under the Loan Documents. “Recourse Indemnity” means each Recourse Indemnity Agreement now or hereafter executed by Guarantor to and in favor of Lender, as the same may be supplemented, amended, modified, consolidated, extended, substituted, replaced, renewed and/or restated from time to time. “Redirection Notice” means a written notice from Lender to Depositary Bank whereby Lender is able to take control of the Lockbox Account and Borrower shall not have a right of withdrawal from the Lockbox Account. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, dispersing, depositing, escaping, leaching, migrating, disposing, or dumping, whether intentional or unintentional, foreseen or unforeseen. The term also includes abandoning or discarding of barrels, underground storage tanks, above ground storage tanks, containers, drums, or other receptacles containing or previously containing Hazardous Materials, except as required for the use of Permitted Hazardous Materials necessary for Life Sciences Uses in the ordinary course and in compliance with all applicable Environmental Laws. Lender acknowledges that the Project contains a 4,033 gallon diesel fuel tank and that storage tanks for Permitted Hazardous Materials are used for Life Science Uses and that the use of such storage tanks (provided such storage tanks do not exceed a commercially reasonable volume taking into account permitted Life Sciences Uses without the consent of Lender) in the ordinary course in compliance with Environmental Laws does not constitute a “Release” as used herein. “Remediate” or “Remediation” means any and all actions to identify, test, study, investigate, contain, characterize, reduce, mitigate, clean up, monitor, remove, excavate, abate, remediate, transport, recycle, treat, dispose or otherwise manage any Hazardous Materials in the Environment or inside any structure in order to identify, prevent, mitigate or eliminate harm or potential harm to human health or the Environment from Hazardous Materials and/or to comply with Environmental Laws, Unrestricted Use Standards or any Order or respond to any Environmental Claim.

16 203576221 “Remediation Costs” means all costs of any kind or nature incurred in connection with Remediation, including laboratory, consultant, contractor and engineering fees; taxes, fines, penalties and assessments; transportation, treatment, recycling, disposal and landfill charges and fees; costs of constructing and maintaining engineering controls; and oversight costs, response costs, recording fees, assessments and other charges by Governmental Authority in connection with a Remediation. “Regulation D” has the meaning assigned in the definition of Reserve Requirement. “Requirements” has the meaning assigned in Section 8.13. “Reserve Funds” means, collectively, the Leasing Reserve, the Existing Tenant Reserve, the Tax and Insurance Escrow Fund, the Excess Cash Flow Reserve Fund, and any other escrow fund or impound now or hereafter established pursuant to the Loan Documents; “Reserve Fund” means any one of them. “Reserve Requirement” means, for any day, the highest reserve percentage (expressed as a decimal) from time to time established by (x) the Council Regulation established by the European Central Bank, as revised from time to time, or (y) the Board of Governors of the U.S. Federal Reserve System or (z) any other banking authority to which any Lender is now or hereafter subject, including, without limitation, any (i) reserve on Eurocurrency Liabilities as defined in Regulation D of the Board of Governors of the U.S. Federal Reserve System (as the same may be amended, modified, replaced and/or supplemented from time to time, “Regulation D”) at the ratios provided in such Regulation D from time to time, and (ii) any marginal, supplemental or emergency reserves. “Risk-Based Capital Guidelines” has the meaning assigned in paragraph (f) of Schedule 2.5. “S&P” means S&P Global Ratings, a division of The McGraw Hill Companies, Inc., and its successors in interest. “Sanctioned Country” means any country or jurisdiction who is, or whose government or government-owned entity is the subject of Sanctions which countries include the Crimea region (formerly Ukraine), Cuba, Iran, North Korea and Syria. “Sanctioned Party” means, at any time, any Person, including any entity that is 50% or more owned or controlled, either directly or indirectly, by any Person who is (a) the subject of Sanctions, or (b) located in or resident of a Sanctioned Country. “Sanctions” means sanctions laws, regulations and executive orders administered and enforced by the United States (including OFAC and the U.S. Department of State), the United Nations, the European Union, Her Majesty’s Treasury-UK, or any locally applicable sanctions regime, as each of the same may be amended, modified, replaced and/or supplemented from time to time. “Scheduled Maturity Date” means January 10, 2027, provided, that if such day is not a Business Day, then the immediately preceding Business Day. “Secondary Market Transaction” has the meaning assigned in Section 8.15(a). “Servicer” has the meaning provided in Section 8.15(d). “Servicing Agreement” has the meaning provided in Section 8.15(d). “Single Purpose Entity” has the meaning assigned in Section 8.14(a).

17 203576221 “Site Assessment” means an environmental engineering report for the Project prepared by a professional engineer or other qualified environmental professional engaged by Lender (or, at Lender’s direction, by Borrower with a consultant and scope of work approved by Lender), at Borrower’s expense, and in accordance with any then-applicable ASTM standard or Legal Requirement and any additional or different requirements or scope of work provided by Lender to Borrower, documenting an investigation (which may, if directed by Lender, include testing of soil, groundwater, sediment, surface water, building materials or other environmental media) concerning (i) the actual, suspected or potential existence, Release of or exposure to, Hazardous Materials at the Project, or (ii) compliance of the Project or operations thereon with Environmental Laws, or (iii) compliance of the Environment and structures at the Project with Unrestricted Use Standards, or (iv) the Release or threatened Release of any Hazardous Materials at or in connection with the Project, in each case (i) through (iv) consistent with good customary and commercial practice. The Site Assessments provided to Lender as of the date hereof are identified on Schedule 4.1(a). “Special Member” has the meaning assigned in Section 8.14(a). “State” means, unless the context otherwise indicates, the state where the Project is located. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture, or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees, or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. “Tax and Insurance Escrow Account” has the meaning assigned in Section 2.6(d). “Tax and Insurance Escrow Fund” has the meaning assigned in Section 2.6(d). “Tax Requirements” means, collectively, all foreign, domestic, federal, state, local and municipal laws, statutes, codes, ordinances, rules, rulings, orders, judgments, decrees, injunctions, arbitral decisions, regulations, authorizations, determinations, directives and any other requirements of all Taxing Authorities, including, without limitation, FATCA, whether now or hereafter in force (whether or not the same may be valid). “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Taxing Authority, including any interest, additions to tax or penalties applicable thereto. “Taxing Authority” means the U.S. government or the government of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra- national bodies such as the European Union or the European Central Bank, if applicable). “Title Policy” means the ALTA Loan Policy issued to Lender in connection with the Loan in accordance with the Lender’s written instructions, as amended, modified and/or endorsed from time to time in accordance with Lender’s written instructions.

18 203576221 “Transfer” means (a) the sale, transfer, conveyance, grant, mortgage, pledge, hypothecation, lease, license, declaration of trust, assignment or other disposal of a legal or beneficial ownership or economic interest in (i) the Project, (ii) Borrower, (iii) any general partner, manager or sole or managing member of Borrower, and (iv) any voting stock in Borrower, and (b) any Division with allocation of any of the collateral for the Loan to any Person or series; “Transfer” shall not include the leasing of individual units within the Project so long as Borrower complies with the provisions of the Loan Documents relating to such leasing activity. “TSCA” has the meaning assigned in Section 4.3. “Unrelated Claims” has the meaning assigned in Section 12.3(d). “Unrestricted Use Standards” means regulations, guidelines, objectives, standards or other criteria with respect to Hazardous Materials established or used by Governmental Authority with jurisdiction over the Project that are applicable to and allow for unrestricted use of the Project (subject to generally applicable legal requirements, including, without limitation, zoning laws and building codes) and any structure, soil or groundwater thereat or migrating therefrom, without the need for or subjecting the Project to any controls, such as legal, institutional or engineering controls or any other condition, restriction, control or requirement (other than controls and restrictions of general applicability, such as stormwater controls). “U.S.” means The United States of America. “U.S. Lender” has the meaning assigned in paragraph (a)(iii) of Schedule 2.5. “Withholding Agent” means any Loan Party and Lender. “Withholding Taxes” means any and all Taxes collected by withholding or deduction. Section 1.2 Principles of Construction. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. When used in this Agreement, unless otherwise specified, the word “including” shall mean “including, but not limited to” and/or “including without limitation,” the phrase “satisfactory to Lender” shall mean “in form and substance satisfactory to Lender in all respects,” the phrase “with Lender’s consent” or “with Lender’s approval” shall mean such consent or approval at Lender’s sole discretion, and the phrase “acceptable to Lender” shall mean “acceptable to Lender at Lender’s sole discretion” and the phrase “at the Project” or “on the Project” shall mean “at, on, in, under, emanating to, emanating from or about the Project or any structure or other improvement thereon.” ARTICLE 2 LOAN TERMS Section 2.1 The Loan. Lender agrees, on the terms and conditions set forth in this Agreement, to make a loan to Borrower in the principal amount of EIGHTY-FIVE MILLION SIX HUNDRED THOUSAND DOLLARS ($85,600,000.00) (the “Loan Amount”), all of which is being disbursed to or at the direction of Borrower on the date hereof, as provided for in this Agreement. The Loan is not a revolving

19 203576221 facility and in no event shall Borrower have the right to re-borrow any amount repaid or prepaid under this Agreement. Section 2.2 Interest Rate; Late Charge; Default Rate. (a) The Principal Balance of the Loan (including any amounts added to principal under the Loan Documents) shall bear interest at the Contract Rate. Interest on the Principal Balance shall be computed on the basis of the actual number of days elapsed in the period during which interest or fees accrue and a year of three hundred sixty (360) days. In computing interest on the Loan, the date of the making of a disbursement under the Loan shall be included and the date of payment shall be excluded. (b) In addition to the payments required under this Section 2.2, if Borrower fails to pay any installment of interest or principal on the date on which the same is due, Borrower shall pay to Lender a late charge on such past-due amount, as liquidated damages and not as a penalty, equal to five percent (5%) of such amount, but not in excess of the maximum amount of interest allowed by applicable Legal Requirements. These charges shall be paid to defray the expenses incurred by Lender in handling and processing such delinquent payment(s) and to compensate Lender for the loss of the use of such funds. These charges shall be secured by the Loan Documents. (c) In addition to the payments required under this Section 2.2, while an Event of Default exists, the Loan shall bear interest at the Default Rate. Section 2.3 Terms of Payment. Borrower hereby covenants to punctually (i) pay the Loan and the other Obligations, in immediately available funds, as provided herein, in the Note and in the other Loan Documents and (ii) perform the Obligations. Without limiting the foregoing, the Loan shall be payable as follows: (a) Interest. Borrower shall pay Lender interest in accordance with the terms of the Note and this Agreement. Interest on the Principal Balance of the Loan shall accrue from and after the date hereof until the Obligations are indefeasibly paid in full. On the date hereof, Borrower shall pay interest in advance for the period commencing on the date hereof and ending January 9, 2025 (the “Stub Interest”). Commencing on February 10, 2025 and continuing thereafter, Borrower shall pay interest in arrears on the tenth (10th) day of each month (each a “Payment Date”) until the Obligations are indefeasibly paid in full. (b) Reserved. (c) Maturity. On the Maturity Date, Borrower shall pay to Lender all outstanding principal, accrued and unpaid interest, and any other outstanding Obligations. (d) Prepayment. For any Prepayment Date occurring on or prior to December 20, 2025, upon not less than thirty (30) days prior notice to Lender, Borrower may prepay the Loan and any other amounts then due and payable under this Agreement and other Loan Documents in whole but not in part, upon payment of a prepayment fee (the “Prepayment Fee”) equal to the Make Whole Amount. Thereafter, upon not less than thirty (30) days’ prior notice to Lender, Borrower may prepay the Loan and any other amounts then due and payable under this Agreement and other Loan Documents in whole but not in part (except as expressly provided in this Agreement), without Prepayment Fee. The Prepayment Fee shall be due and payable upon any acceleration or prepayment of the Loan, whether voluntary, involuntary, as a result of, or otherwise in connection with, a Creditors’ Rights Law proceeding or upon occurrence of an Event of Default, and Lender shall not be obligated to accept any prepayment unless it is accompanied by all accrued interest due under the Loan Documents and all other Obligations of Borrower due under the Loan Documents, together with an amount equal to the applicable Prepayment Fee. Such amounts may be

20 203576221 applied by Lender in such order and priority as Lender shall determine. The parties hereto acknowledge and agree that the damages that Lender would suffer as a result of the Loan being prepaid are difficult or impossible to ascertain and, therefore, agree that the aforesaid Prepayment Fee is a reasonable approximation of such damages and does not constitute a penalty. Lender is not obligated hereunder or under any of the other Loan Documents to re-advance to Borrower any sums prepaid by Borrower, whether prepaid voluntarily or involuntarily. A prepayment notice may be revoked by written notice of revocation to Lender on or prior to the date of prepayment specified in any such prepayment notice; provided that Borrower shall pay Lender promptly after demand for all of Lender’s out-of-pocket costs and expenses (including reasonable fees and disbursements of Lender’s counsel) incurred in connection with such anticipated prepayment. Notwithstanding anything to the contrary herein, at no time shall a Prepayment Fee be due and payable in connection with a prepayment which results from application of proceeds of any casualty insurance or compensation received pursuant to Section 3.2 or Section 3.3 hereof. (e) Application of Payments. All payments received by Lender under the Loan Documents shall be applied: first, to any previously billed fees and expenses due hereunder to Lender under the Loan Documents (including, without limitation, any fees due to the Servicer in accordance with Section 8.15(d) and the customary and reasonable third party cash management servicing fees associated with establishment and/or administration of the Cash Management Account (or any sub-account thereof)); second, to any other fees and expenses due to Lender under the Loan Documents; third, to the payment of protective advances; fourth, to any Default Rate interest and late charges; fifth, to accrued and unpaid interest at the Contract Rate; and sixth, to the Principal Balance and other amounts due under the Loan Documents. Notwithstanding the foregoing, while an Event of Default exists, Lender may apply payments in such order and manner as Lender elects in its sole discretion. (f) Set-Off. Subject to the terms and conditions of Section 2.5, all payments of the Obligations shall be made, without set-off, deduction, or counterclaim, in immediately available funds by wire transfer to Lender’s account set forth in the Note or to such other account(s) or location(s) as Lender may, from time to time, designate upon notice to Borrower. Section 2.4 Security. The Loan shall be evidenced, secured and supported by the following, all dated as of the date hereof (except as otherwise noted below) (collectively, with any amendments, supplements, restatements, consolidations, extensions, modifications, renewals, substitutions and replacements thereto from time to time, the “Loan Documents”): (i) this Agreement; (ii) the Note; (iii) the Mortgage; (iv) the Assignment of Rents and Leases; (v) the Assignment of Management Agreement; (vi) the Collateral Assignment; (vii) the Pledge of Accounts; (viii) the Lockbox Account DACA; (ix) each Cash Management Agreement (if any);

21 203576221 (x) the Recourse Indemnity; (xi) the Indemnity Agreement; (xii) the Fee Agreement; (xiii) the financing statements referred to in the Mortgage; and (xiv) such other assignments, pledges, documents and agreements as Lender may reasonably require as of the date hereof and/or pursuant to Section 8.9 of this Agreement. Section 2.5 Withholding Taxes; Changes In Legal Requirements; Market Disruption; EEA Financial Institution. Borrower and Lender shall be bound by the provisions of Schedule 2.5 of this Agreement; provided that (a) if Lender is a U.S. Lender, no provisions relating to Non-U.S. Lenders shall apply, and (b) at any time while Lender is not an EEA Financial Institution, the provisions of Schedule 2.5(i) shall not apply. Section 2.6 Reserve Funds. Borrower shall deposit with Lender such amounts as are required under this Section 2.6 from the Leasing Reserve, the Existing Tenant Reserve, the Tax and Insurance Escrow Fund, and the Excess Cash Flow Reserve Fund on the terms and conditions of this Section 2.6 and the other terms and conditions of this Agreement. (a) Reserved. (b) Leasing Reserve. Borrower shall establish and fund the Leasing Reserve and shall have the right to request disbursements from the Leasing Reserve in accordance with Schedule 2.6(b). (c) Reserved. (d) Tax and Insurance Escrow Fund. Borrower shall pay to Lender (i) on the date hereof an initial deposit in the amount of $173,746.65 and (ii) on each Payment Date thereafter (a) one twelfth (1/12th) of the Taxes that Lender estimates will be payable with respect to the Project during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (b) unless the Project is covered under a blanket policy of insurance meeting the requirements of Section 3.1 of this Agreement, one twelfth (1/12th) of the insurance premiums that Lender estimates will be payable for the renewal of the coverage afforded by the policies of insurance required pursuant to Article 3 hereof upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such insurance premiums at least thirty (30) days prior to the expiration of such policies of insurance (said amounts in (i) and (ii) above hereinafter called the “Tax and Insurance Escrow Fund” and the account in which such amounts are held shall hereinafter be referred to as Borrower’s “Tax and Insurance Escrow Account”). Provided no Potential Default or Event of Default exists, Lender will apply funds in the Tax and Insurance Escrow Fund to payments of Taxes and insurance premiums required to be made by Borrower pursuant to the terms and conditions of this Agreement and the Mortgage. Borrower shall be responsible for ensuring the receipt by Lender, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all Taxes and insurance premiums to be paid from the Tax and Insurance Escrow Fund, and so long as no Potential Default and no Event of Default has occurred, Lender shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Tax and Insurance Escrow Fund. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to insurance premiums), without inquiry into the accuracy

22 203576221 of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax Lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and insurance premiums, Lender may, in its sole discretion and only while no Event of Default exists, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. Any amount remaining in the Tax and Insurance Escrow Fund after the Obligations have been satisfied in full shall be returned to Borrower. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay Taxes and insurance premiums by the dates set forth in (i) and (ii) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to the due date of the Taxes and/or thirty (30) days prior to expiration of the applicable insurance policies, as the case may be. (e) Existing Tenant Reserve. Borrower shall establish and fund the Existing Tenant Reserve and shall have the right to request disbursements from the Existing Tenant Reserve in accordance with Schedule 2.6(e). (f) Excess Cash Flow Reserve Fund. During the continuance of a Cash Sweep Period, Borrower shall deposit or cause to be deposited in the Cash Management Account all proceeds from the Project, which shall be held by Lender as additional security for the Loan and amounts so held shall, together with all deposits by Lender pursuant to the last paragraph of Schedule 2.9(b), be hereinafter referred to as the “Excess Cash Flow Reserve Fund” and the account to which such amounts are held shall hereinafter be referred to as the “Excess Cash Flow Reserve Account”. Upon the occurrence of a Cash Sweep Cure Event, provided no Event of Default or Cash Sweep Period exists for any other reason, Lender shall, at Borrower’s written request, promptly deliver to Borrower all amounts on deposit in the Excess Cash Flow Reserve Account. (g) Reserve Funds Generally. (i) Borrower grants to Lender a continuing, first-priority perfected security interest in each of the Reserve Funds and (A) any and all monies now or hereafter deposited in each Reserve Fund, (B) the accounts into which the Reserve Funds have been deposited, (C) all insurance of said accounts, (D) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (E) all sums now or hereafter therein or represented thereby, (F) all replacements, substitutions or proceeds thereof, (G) all instruments and documents now or hereafter evidencing the Reserve Funds or such accounts, (H) all powers, options, rights, privileges and immunities pertaining to the Reserve Funds (including the right to make withdrawals therefrom), and (I) all proceeds of the foregoing as additional security for the Obligations. Until expended or applied in accordance herewith, the Reserve Funds shall constitute additional security for the Obligations. While an Event of Default exists, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Obligations in any order in its sole discretion. The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Lender. (ii) Borrower shall not, without obtaining the prior consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or the monies deposited therein or permit any Lien or encumbrance to attach thereto (other than Permitted Debt), or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. (iii) Any interest or other earnings on a Reserve Fund shall be added to and become a part of such Reserve Fund and shall be disbursed in the same manner as other monies

23 203576221 deposited in such Reserve Fund. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to the interest or income earned on the Reserve Funds. (iv) Borrower shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorney’s fees and expenses) arising from or in any way connected with the Reserve Funds or the performance of the obligations for which the Reserve Funds were established, except to the extent that such loss or damage results from Lender’s gross negligence or willful misconduct. Borrower shall assign to Lender all rights and claims Borrower may have against all Persons supplying labor, materials or other services which are to be paid from or secured by the Reserve Funds; provided, however, that Lender may not pursue any such right or claim unless an Event of Default exists. (v) Lender shall not have any duty as to any Reserve Fund in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any person or otherwise with respect thereto. In no event shall Lender, or its affiliates, agents, employees or bailees be liable or responsible for any loss or damage to any Reserve Fund, or for any diminution in value thereof, by any reason of the acts or omissions of Lender, except to the extent that such loss or damage results from Lender’s gross negligence or willful misconduct. Section 2.7 Reserved. Section 2.8 Use of Proceeds. Borrower shall use the proceeds of the Loan solely to (a) refinance the Project, (b) pay Operating Expenses and other charges with respect to the Project in compliance with this Agreement, (c) make deposits into the Reserve Funds in the amounts provided herein, (d) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, (e) fund any working capital requirements of the Project in compliance with this Agreement, and (f) distribute the balance, if any, to Borrower, all subject to Section 2.9, Section 8.23 and the other terms and conditions of this Agreement. Section 2.9 Cash Management. (a) Borrower’s lockbox account (the “Lockbox Account”) is held at Depositary Bank. Borrower has (i) entered into the Pledge of Accounts pursuant to which Borrower’s rights in and to the Lockbox Account are pledged to Lender, subject to the rights of tenants with respect to their respective security deposits held in the Lockbox Account and (ii) entered into the Lockbox Account DACA with Lender and Depositary Bank. Provided no Event of Default or other Cash Sweep Trigger (as defined below) exists, funds in the Lockbox Account will be remitted to an account designated by Borrower at the end of each Business Day (the “Operating Account”). If (A) an Event of Default exists or (B) a Go Dark Event occurs (each, a “Cash Sweep Trigger”), Lender shall have the right to issue a Redirection Notice and immediately thereafter take control of the Lockbox Account, thereby suspending Borrower’s access to and right of withdrawal from the Lockbox Account. Upon issuing a Redirection Notice, Lender shall, pursuant to the Lockbox Account DACA, cause Depositary Bank to sweep funds from the Lockbox Account to (x) prior to the opening of an account with the Cash Management Bank (the “Cash Management Account”) and, if needed, execution of a Cash Management Agreement, an account designated by Lender in its sole discretion, and (y) after the opening of the Cash Management Account and, if needed, the execution of a Cash Management Agreement, the Cash Management Account. In addition, promptly following Lender’s request, Borrower shall enter into a Cash Management Agreement with Lender and Cash Management Bank and deliver to Lender such opinion(s) of counsel as Lender may reasonably request regarding such Cash Management Agreement.

24 203576221 (b) Subject to Section 2.9(e), while an Event of Default or Cash Sweep Trigger exits, the application and/or disbursements of funds from the Cash Management Account shall be made in accordance with Schedule 2.9(b). (c) Notwithstanding anything set forth herein, it is Borrower’s responsibility to ensure that there are sufficient funds available in the Cash Management Account to satisfy the payments provided for in Schedule 2.9(b), and if on any payment date such funds have not accumulated in the Cash Management Account during the relevant accrual period, Borrower shall within three (3) Business Days of Lender’s or Servicer’s request therefor, pay to Lender such amounts as are necessary to satisfy such obligations. No lack of funds in the Lockbox Account or the Cash Management Account shall excuse Borrower from complying with any of its obligations under the Loan Documents. Lender’s maintenance and operation of the Lockbox Account or Cash Management Account is not a commitment by Lender and imposes no obligation on Lender to advance funds on Borrower’s behalf to make the payments identified in Section 2.9 or otherwise required under the Loan Documents (other than to the extent of the funds in the Cash Management Account as provided in Schedule 2.9(b)). (d) Lender shall send a notice to Depositary Bank and return control of the Lockbox Account to Borrower and distribute any funds remaining in the Cash Management Account to Borrower provided that (A) (i) no Event of Default or Potential Default exists, and (ii) if the Cash Sweep Trigger arising from a Go Dark Event, a Go Dark Cure, or (B) Borrower indefeasibly pays and performs the Obligations in full (other than inchoate indemnity obligations) (either, a “Cash Sweep Cure Event”). (e) While an Event of Default exists, Lender may apply any sums then held in the Lockbox Account or the Cash Management Account (other than funds held in the security deposit subaccount, if any) in accordance with Section 2.3(e) above. Until expended or applied, amounts held in the Lockbox Account or the Cash Management Account (other than funds held in any lease security deposit subaccount) shall constitute additional security for the Obligations. (f) Amounts held in the Lockbox Account or Cash Management Account pursuant to this Section 2.9 shall not be used for any purpose other than as cash collateral providing additional security for the Obligations, unless otherwise expressly set forth in Section 2.9(a), Schedule 2.9(b) or Lender otherwise agrees in writing. (g) None of Lender nor Servicer or Depositary Bank shall be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to any Account, except for those arising as a result of Lender’s and/or Servicer’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender and/or Servicer shall have no duty as to any account, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any account, whether or not Lender and/or Servicer has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any account. Lender and/or Servicer are hereby authorized by Borrower to act on any written instruction believed by Lender and/or Servicer in good faith to have been given or sent by Borrower. (h) All costs and expenses for establishing and maintaining the Accounts shall be paid by Borrower. Borrower shall and does hereby indemnify and hold the Lender, Servicer and their respective directors, officers, employees, attorneys, agents participants, successors and assigns harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys’ fees and expenses) arising from or in any way connected with any account or the performance of the obligations for which any account was established

25 203576221 except to the extent the same arise directly by reason of the gross negligence or willful misconduct of Lender or Servicer. (i) Borrower does hereby pledge and grant a security interest to Lender in and to each Account and any other account of Borrower or the monies deposited therein. Borrower shall not, without obtaining the prior consent of Lender, further pledge, assign or grant any security interest in any Account, any other account of Borrower, or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Section 2.10 Loan Fee. Contemporaneously herewith, in accordance with the terms of the Application, Borrower shall pay a fee (the “Loan Fee”) in accordance with the Fee Agreement. The Loan Fee is fully earned and is non-refundable. The Loan Fee represents compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and does not constitute compensation for the use, detention or forbearance of money, and the obligation of Borrower to pay the Loan Fee shall be in addition to, and not in lieu of, the obligation of Borrower to pay interest and the other fees and expenses as described in this Agreement and the other Loan Documents. The Loan Fee shall be payable in immediately available funds. Section 2.11 Option to Extend Term of the Loan. Borrower may extend the term of the Loan for up to one (1) year (the “Extension Term”), subject to and in accordance with the following terms and conditions (the “Extension Conditions”): (a) Borrower shall give written notice to Lender of Borrower’s election to extend the term of the Loan not earlier than one hundred twenty (120) days and not later than thirty (30) days prior to the Scheduled Maturity Date (the “Notice Date”); (b) On or before the Extension Date, Borrower shall pay to Lender a non-refundable fee (the “Extension Fee”) on the Notice Date for the Extension Term equal to 0.35% of the Principal Balance; when paid, the Extension Fee shall be fully earned and non-refundable; (c) no Potential Default or Event of Default shall exist on either the Notice Date or the commencement date of the applicable Extension Term (each, an “Extension Date”); (d) Each of Borrower and Guarantor shall reaffirm (i) all of the representations and warranties in the Loan Documents (except (A) to the extent such representations and warranties are made expressly with respect to the date hereof or (B) for any changes in facts or circumstances occurring since the date hereof that do not constitute a Potential Default or Event of Default or were not caused by the occurrence of a Potential Default or Event of Default and, in any event, do not result in a Material Adverse Effect), and (ii) their respective obligations under the Loan Documents; (e) Borrower shall pay all out-of-pocket costs and expenses of Lender incurred in connection with the extension of the term of the Loan, including without limitation, reasonable attorneys’ fees; (f) as of the Scheduled Maturity Date there shall exist no material unrepaired damage (as reasonably determined by Lender) to the Project resulting from any casualty and no condemnation affecting the Project shall be pending or threatened unless (i) Borrower is diligently repairing such damage and (ii) Borrower shall complete such repairs not less than one hundred twenty (120) days prior to the end of the coming Extension Term;

26 203576221 (g) (1) as of the Notice Date, (i) the Debt Service Coverage Ratio (calculated for the trailing twelve (12) month period) of not less than 1.20: 1.0, and (ii) the Debt Yield (calculated for the trailing twelve (12) month period) of not less than 8.75%), and (2) on the Notice Date, Borrower shall deliver to Lender all necessary data used for such calculation; and (h) as of the Extension Date, Borrower shall have deposited with Lender such additional amounts, as reasonably determined by Lender to be necessary to fully replenish all Reserve Funds. Provided that Borrower satisfies all of the foregoing conditions on or before the applicable dates stated above, the Maturity Date shall be extended for the relevant Extension Term upon all the terms and conditions set forth in the Loan Documents. ARTICLE 3 INSURANCE, CONDEMNATION AND IMPOUNDS Section 3.1 Insurance. At all times during the term of this Agreement, Borrower shall maintain at its sole cost and expense, for the mutual benefit of Borrower and Lender, the insurance specified in this Section, and in such amounts with such maximum deductibles as Lender may reasonably require from time to time. Borrower shall maintain insurance for the benefit of Lender as follows: (a) Casualty; Business Interruption. (i) Property insurance against loss customarily included under so called “all risk” policies including flood, collapse, theft and earthquake, boiler and machinery, acts of terrorism, and such other insurable hazards as, under good insurance practices, from time to time are insured against for other property and buildings similar to the premises in nature, use, location, height and type of construction. Such insurance policy shall also insure the additional expense of demolition and increased cost of construction due to the enforcement of Legal Requirements regulating reconstruction at the time of rebuilding following a loss, which insurance for demolition and increased cost of construction may contain a sublimit of $3,000,000.00. The amount of such “all risk” insurance shall be not less than one hundred percent (100%) of the replacement cost value of the improvements. Each such insurance policy shall contain an agreed amount (coinsurance waiver) and replacement cost value endorsement and shall cover, without limitation, all tenant improvements and betterments, which Borrower is required to insure in accordance with any lease. (ii) If any portion of the improvements is located within an area designated as “flood prone” or a “special flood hazard area” (as defined under the regulations adopted under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), flood insurance shall be provided, in an amount not less than the maximum limit of coverage available under the federal flood insurance plan with respect to the Project. Lender reserves the right to require flood insurance in excess of that available under the federal flood insurance plan. Should the available aggregate limits of flood insurance be eroded by losses so that the remaining limits available to pay losses are less than forty percent (40%) of the required limits, Borrower shall promptly purchase additional coverage to restore the available limit and aggregate limit to not less than eighty percent (80%) of the required amount of flood insurance. Amounts of flood insurance required by this paragraph (a)(ii) shall be solely for the protection of the improvements. If the amounts of flood insurance required by any ground lease, condominium declaration, reciprocal easement agreement, covenants, conditions and restrictions, or the like are greater than the amounts required herein, then Borrower shall maintain such higher amounts of flood insurance. If the flood

27 203576221 insurance and associated aggregate limits are shared among other locations, then the risks associated with other locations also insured in the same policy shall be taken into consideration in determining the amount of flood insurance to be provided herein. (iii) Comprehensive equipment breakdown insurance covering all mechanical and electrical equipment against physical damage on a replacement cost basis. The minimum amount of limits to be provided shall be $20,000,000.00 per accident. (iv) Rent loss and/or business interruption insurance on an actual loss sustained basis as an extension to coverage required by (i) and (ii) above, in an amount not less than $11,000,000.00 and additionally providing a 360-day extended period of indemnity. Lender shall be named as loss payee as respects this coverage. (v) During any period of repair or restoration and any other period when construction is occurring, builder’s “All-Risk” insurance in an amount equal to not less than the full insurable completed value of the Project against such risks (including so called “all risk” perils coverage and collapse of the Improvements) to agreed limits as Lender may request, in form and substance acceptable to Lender. (vi) The amount of earthquake insurance shall be based on a “Probable Maximum Loss” Study (“PML”) for the Project, which must be conducted by a seismic engineering company satisfactory to Lender. The results of the PML study, on an individual location basis and for all locations insured in the same earthquake insurance policies, shall be used to determine the amount of earthquake coverage to be provided by Borrower. If the scenario expected loss (SEL) of the PML is in excess of twenty percent (20%) of the total insurable value of the Property and commercially available, earthquake insurance with minimum coverage equivalent to 1x SEL of the total insurable value of the Property, less the deductible of five percent (5%) of the total insurable value of the Property shall be obtained. Lender acknowledges obtaining a PML prior to closing and that, as of the effective date of this Agreement, based on such PML, earthquake insurance is not required. Amounts of earthquake insurance required by this paragraph (a)(vi) shall be solely for the protection of the improvements. If the amounts of earthquake insurance required by any ground lease, condominium declaration, reciprocal easement agreement, covenants, conditions and restrictions, or the like are greater than the amounts required herein, then Borrower shall maintain such higher amounts of earthquake insurance. (vii) The policies of insurance set forth in the foregoing clauses (i), (iii), (iv) and (v) shall not exclude from coverage acts of terrorism and such policies, therefore, shall include one hundred percent (100%) replacement cost insurance without co-insurance for damage to, or loss of rents from, the Project caused by terrorist activities. All policies of insurance set forth in this Section 3.1(a) shall have deductibles of not more than five percent (5%) of the insurable value of the Project. Should the available aggregate limits of terrorism coverage be eroded by losses so that the remaining limits available to pay losses are less than forty percent (40%) of the required limits, Borrower shall purchase additional coverage to restore the available limit and aggregate limit to not less than eighty percent (80%) of the required amount of terrorism coverage. Amounts of terrorism coverage required by this paragraph (a)(viii) shall be solely for the protection of the improvements. If the amounts of terrorism coverage required by any ground lease, condominium declaration, reciprocal easement agreement, covenants, conditions and restrictions, or the like are greater than the amounts required herein, then Borrower shall maintain such higher amounts of terrorism coverage. If terrorism coverage and associated aggregate limits are shared among other locations, then the risks associated with other locations also insured in the same policy shall be taken into consideration in determining the amount of terrorism coverage to be provided herein.

28 203576221 (b) Liability. (i) General public liability insurance providing no less than $1,000,000.00 per occurrence and $2,000,000.00 in aggregate, including, without limitation, commercial general liability insurance; owned (if any), hired and non-owned auto liability; and umbrella liability coverage for personal injury, bodily injury, death, accident and property damage, providing in combination no less than $20,000,000.00 per occurrence. The policies described in this paragraph shall cover, without limitation: elevators, escalators, independent contractors, contractual liability (covering, to the maximum extent permitted by law the mortgagor’s obligation to indemnify the mortgagee as required under this Agreement) products and completed operations liability coverage. (ii) Workers’ compensation and disability insurance as required by law. (c) Form and Quality. All insurance policies shall be endorsed in form and substance acceptable to Lender to name Lender as an additional insured, lender’s loss payee or mortgagee thereunder, as its interest may appear, with loss payable to Lender, without contribution, under a standard New York (or local equivalent) mortgagee clause. With respect to all insurance under Section 3.1(a), no Person other than Lender shall be named as loss payee. All premiums for such insurance policies and endorsements shall be paid for (and evidence of such payment shall be delivered to Lender) when due. All such policies and endorsements shall contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed or authorized to do business in the State, with a rating of “A:X” or better as established by Best’s Rating Guide (or a lesser or equivalent rating approved in writing by Lender). If any insurance company issuing such insurance shall no longer have such required rating, Borrower shall, within ten (10) Business Days after notice from Lender, cause a replacement insurance policy(ies) to be issued by an insurance company licensed to do business in the State which has such required rating (upon issuance of such replacement insurance policy(ies), Lender will simultaneously release the insurance policy(ies) being replaced). If any insurance company issuing such insurance shall enter into any form of regulatory or governmental receivership or other similar regulatory or governmental proceeding, or is otherwise declared insolvent or required to run off its insurance coverages, Borrower shall, within ten (10) Business Days, deliver to Lender a replacement insurance policy(ies) to be issued by an insurance company licensed to do business in the State which has such required rating. Each policy shall provide that such policy may not be cancelled or materially changed except upon thirty (30) days’ prior written notice of intention of non-renewal, cancellation or material change to Lender and that no act or thing done by Borrower shall invalidate any policy as against Lender. Upon Lender’s request, Borrower shall promptly, when available, deliver copies of all original policies certified to Lender by the insurance company or authorized agent as being true copies, together with the endorsements required hereunder; provided, however, Lender shall not be deemed by reason of the custody of such insurance policies to have knowledge of the contents thereof. The proceeds of insurance policies coming into the possession of Lender shall not be deemed trust funds, and Lender shall be entitled to apply such proceeds as herein provided. Borrower may effect such coverage under its blanket insurance policies, provided that (i) any such policy of blanket insurance either shall specify therein, or Borrower shall furnish Lender with written statement from the insurer under such policy so specifying, (x) the maximum amount of the total insurance afforded by the blanket policy allocated to the Project and (y) any sublimits in such blanket policy applicable to the Project, which amounts shall not be less than the amount required pursuant to this Section 3.1; (ii) any policy of blanket insurance hereunder shall comply in all respects with the other provisions of this Section 3.1(c); and (iii) the protection afforded Borrower under any policy of blanket insurance hereunder shall be no less than that which would have been afforded under a separate policy or policies relating only to the Project. Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 3.1 unless Lender is included thereon as a named insured with loss payable to Lender under a standard mortgage endorsement of the character and to the extent above described. Borrower shall promptly notify Lender whenever any such separate insurance is taken out and

29 203576221 shall promptly deliver to Lender the policy or policies of such insurance. Each insurance policy shall contain a provision whereby the insurer: (1) waives any right to claim any premiums and commissions against Lender, provided that the policy need not waive the requirement that the premium be paid in order for a claim to be paid to the insured, and (2) provides that Lender is permitted to make payments to effect the continuation of such policy upon notice of cancellation due to non-payment of premiums. In the event any insurance policy (except for general public and other liability and workers compensation insurance) shall contain breach of warranty provisions, such policy shall provide that with respect to the interest of Lender, such insurance policy shall not be invalidated by and shall insure Lender regardless of (X) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (Y) the occupancy or use of the premises for purposes more hazardous than permitted by the terms thereof, or (Z) any foreclosure or other action or proceeding taken by Lender pursuant to any provision of this Agreement or any of the other Loan Documents. (d) Adjustments. Borrower shall give immediate written notice of any loss to the insurance carrier and to Lender. With respect to any loss exceeding $250,000.00, Borrower hereby irrevocably authorizes and empowers Lender, as attorney-in-fact for Borrower coupled with an interest, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender’s expenses incurred in the collection of such proceeds. Nothing contained in this Section 3.1(d), however, shall require Lender to incur any expense or take any action hereunder. (e) Lender’s Right to Procure Insurance. Notwithstanding anything to the contrary contained herein, if at any time Lender is not in receipt of written evidence that all insurance required hereunder is maintained in full force and effect, Lender shall have the right (but not the obligation), upon notice to Borrower, to take such action as Lender deems necessary to protect its interests in the Project, including, without limitation, the obtaining of such insurance coverage as Lender deems appropriate, and all premiums paid and expenses incurred by Lender in connection with such action shall be paid by Borrower and shall be secured by the Mortgage. (f) Delivery of Policies. Borrower shall promptly, upon Lender’s request, deliver to Lender certified copies of the insurance policies required to be maintained pursuant to this Section 3.1, provided, however, Lender shall not be deemed by reason of the custody of such insurance policies or copies thereof to have knowledge of the contents thereof. Borrower also shall deliver to Lender, within ten (10) days of Lender’s request, a certificate of each insurance carrier evidencing the coverages set forth herein together with evidence that all insurance premiums due thereon have been paid and that such coverages are in full force and effect. Not later than ninety (90) days after renewal date of each of the insurance policies, Borrower shall deliver to Lender binders of all such renewal insurance policies. Such proof of renewal insurance shall include evidence satisfactory to Lender that all insurance premiums therefor have been paid and that the insurance coverages are in full force and effect. Any certificate of insurance delivered to Lender in compliance with the requirements of this Agreement shall include a letter from the relevant insurance company confirming that the entity issuing such certificate of insurance is authorized to do so, and in delivering such certificate they are acting as an agent of the insurance company providing the coverage. If such letter is not provided, then Lender will only accept insurance company issued binders confirming that the required insurance is in full force and effect. Section 3.2 Use and Application of Insurance Proceeds. All insurance proceeds shall be paid to Lender, and Lender shall apply insurance proceeds to costs of restoring the Project or payment of the Loan as follows: (a) if the loss is less than or equal to $250,000.00, Lender shall apply the insurance proceeds to restoration provided (i) no Event of Default or Potential Default exists, (ii) Borrower promptly

30 203576221 commences and is diligently pursuing restoration of the Project and (iii) the loss is not, directly or indirectly, the result of terrorist activities; (b) if the cost to repair and restore the Project as a result of a casualty event exceeds $250,000.00, Lender shall make the insurance proceeds available to Borrower to repair or restore the Project provided that at all times during repair or restoration: (i) no Event of Default or Potential Default exists; (ii) Lender reasonably determines that there are sufficient funds available to restore and repair the Project to a condition reasonably approved by Lender (taking into account any funds Borrower elects, in its sole discretion, to deposit into a Reserve Fund with Lender to pay for such restoration); (iii) Lender determines that the Net Operating Income of the Project during restoration will be sufficient to pay Debt Service (taking into account receipt of any rent loss insurance proceeds); (iv) Lender determines (based upon Leases that will remain in effect after restoration is complete and the like) that after restoration (x) the Debt Yield (calculated for the twelve (12) month period following the date of such calculation, as projected by Borrower and confirmed by Lender) will be no less than 8.75%, and the Debt Service Coverage Ratio (calculated for the twelve (12) month period following the date of such calculation, as projected by Borrower and confirmed by Lender) will be at least 1.20:1, and (y) the Loan-to-Value Ratio will be no more than 67%; (v) Lender reasonably determines that restoration and repair of the Project to a condition approved by Lender will be completed within twelve (12) months after the date of loss or casualty and in any event one hundred eighty (180) days prior to the Maturity Date; (vi) Borrower promptly commences and is diligently pursuing restoration of the Project and (vii) the loss is not, directly or indirectly the result of any act of terrorism; (c) if the conditions set forth in Section 3.2(a) or Section 3.2(b) above are not satisfied, in Lender’s sole discretion, Lender may apply any insurance proceeds it may receive to the payment of the Loan or allow all or a portion of such proceeds to be used for the restoration of the Project; (d) insurance proceeds applied to restoration will be disbursed on receipt of satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, permits, lien waivers and architects’ certificates, and otherwise in accordance with prudent commercial construction lending practices, terms and conditions for construction loan advances; (e) the net proceeds of rent loss and/or business interruption insurance shall be paid to Lender, with any excess available after payment of principal, interest and any other amounts due under the Loan being held by Lender; (f) any excess insurance proceeds remaining after restoration of the Project and payment of all costs of the same may be either applied to the reduction of the Principal Balance of the Loan or, if no Potential Default or Event of Default exists, paid to Borrower, in Lender’s sole discretion; and (g) no Prepayment Fee shall be due in connection with the application of insurance proceeds to the Loan as set forth in this Section 3.2. Section 3.3 Condemnation Awards. Borrower shall immediately notify Lender of the institution of any proceeding for the condemnation or other taking of the Project or any portion thereof. Lender may participate in any such proceeding and Borrower will deliver to Lender all instruments necessary or required by Lender to permit such participation. Without Lender’s prior consent, Borrower (a) shall not agree to any compensation or award, and (b) shall not take any action or fail to take any action which would cause the compensation to be determined. All awards and compensation for the taking or purchase in lieu of condemnation of the Project or any part thereof are hereby assigned to and shall be paid to Lender. Borrower authorizes Lender to collect and receive such awards and compensation, to give proper receipts and acquittances therefor, and in Lender’s sole discretion to apply the same toward the payment of

31 203576221 the Loan, notwithstanding that the Loan may not then be due and payable, or to the restoration of the Project; provided, however, if the award is less than or equal to $250,000.00 and Borrower requests that such proceeds be used for non-structural site improvements (such as landscape, driveway, walkway and parking area repairs) required to be made as a result of such condemnation, Lender will apply the award to such restoration in accordance with disbursement procedures applicable to insurance proceeds, provided there exists no Potential Default or Event of Default. In the event that Lender permits such compensation or award to be applied towards restoration of the Project, any excess amounts remaining after restoration of the Project may be either applied to the reduction of the Principal Balance of the Loan or, if no Event of Default exists, paid to Borrower, in Lender’s sole discretion. Borrower, upon request by Lender, shall execute all instruments requested to confirm the assignment of the awards and compensation to Lender, free and clear of all Liens, charges or encumbrances. No Prepayment Fee shall be due in connection with the application of condemnation proceeds to the Loan as set forth in this Section 3.3. Section 3.4 Impounds. Subject to Section 2.6(d) with respect to Taxes and insurance premiums, Lender may elect that Borrower shall deposit with Lender monthly, one-twelfth (1/12th) of the annual charges for ground or other rent, if any, insurance premiums and real estate taxes, assessments and similar charges relating to the Project, and Borrower shall do all things necessary or desirable to comply with Lender election. Deposits shall be made on the basis of Lender’s estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Lender’s election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). All funds so deposited shall be held by Lender and may be commingled with Lender’s general funds. Borrower hereby grants to Lender a continuing security interest in all funds so deposited with Lender for the purpose of securing the Loan. The funds deposited may, at Lender’s sole election, be applied in payment of the charges for which such funds have been deposited (and with respect to Taxes and insurance premiums pursuant to Section 2.6(d)), provided that while an Event of Default exists, such funds may be applied to the payment of the Loan or any other charges affecting the security of Lender, as Lender may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender. Borrower shall furnish Lender with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Lender, together with amounts to be deposited by Borrower before such charges are payable, is insufficient to pay such charges, Borrower shall deposit any deficiency with Lender immediately upon demand. Lender shall pay such charges when the amount on deposit with Lender is sufficient to pay such charges and Lender has received a bill for such charges. ARTICLE 4 ENVIRONMENTAL OBLIGATIONS Section 4.1 Representations, Warranties and Covenants. Except for matters set forth in Schedule 4.1(b) attached hereto and made a part hereof, Borrower represents and warrants to Lender that: (a) To Borrower’s knowledge after due inquiry, (i) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, Released, or otherwise present (beyond naturally occurring background concentrations that do not require investigation or remediation under Environmental Laws) at the Project except for Permitted Hazardous Materials that are or were used and stored in compliance with Environmental Laws and are or were not Released to the Environment, (ii) no Hazardous Materials are present at the Project at such levels or concentrations or under such conditions that pose an actual or threat of harm to human health or the Environment, are in violation of Environmental Laws, or that could reasonably be expected to result in an Environmental Claim (provided that the foregoing shall not apply to the use of Permitted Hazardous Materials necessary for Life Sciences Uses in the ordinary course and in compliance with all Environmental Laws), and (iii) No Hazardous Materials at the Project

32 203576221 require Remediation in order to comply with Unrestricted Use Standards (provided that the foregoing shall not apply to the disposal of Permitted Hazardous Materials required for Life Sciences Uses in the ordinary course and in compliance with all Environmental Laws). (b) All filings, registrations, notices, permits, licenses and approvals, if any, that are required under Environmental Laws for or with respect to the Project and the operations thereon have been made or obtained (provided that such representation is made to Borrower’s knowledge with respect to any of the foregoing which Existing Tenant is required to obtain), and the use, development, operation and condition of the Project complies and will continue to comply with all Environmental Laws and Unrestricted Use Standards. (c) There are no current or pending, and Borrower has received no written notice of any threatened, Environmental Claims associated with or related to the Project or the past or present operations thereon and Borrower has no knowledge of any facts, conditions, or occurrences which could reasonably be expected to give rise to any Environmental Claim in the future. (d) No Orders have been issued or entered with respect to the Environment, Hazardous Materials or Environmental Laws in connection with the Project or the operations thereon that are not fully and finally resolved without any ongoing obligation, liability or requirements. (e) No liens, engineering controls, activity limitations, use limitations or other restrictions have been imposed or, to Borrower’s knowledge after due inquiry, are threatened to be imposed by any Governmental Authority or other Person on the Project concerning or in connection with the Environment, Hazardous Materials or Environmental Laws (other than laws of general applicability limiting the use of the Project). (f) The Project has never been on, and, to Borrower’s knowledge after due inquiry, is not proposed for listing on, the federal National Priorities List of contaminated sites under CERCLA or any other list, schedule, log, inventory or record that is maintained by any federal, tribal, state or local Governmental Authority with respect to sites from or at which there has been a Release of Hazardous Materials. (g) In connection with its purchase of the Project or its acquisition of a leasehold interest in the Project, Borrower conducted or will conduct prior to such purchase or acquisition all appropriate inquiries into the previous ownership and uses of the Project in accordance with generally accepted good commercial and customary standards and practices (as set forth in 42 U.S.C. § 9601(35)(B) and 40 CFR Part 312) and otherwise meet the requirements for establishing one or more landowner defenses to liability under CERCLA. After purchase or obtaining possession of the Project, Borrower will continue to comply with all requirements under CERCLA in order to maintain the applicable landowner defense to liability. (h) Borrower acknowledges and agrees that any Lender Information provided or made available to Borrower by Lender and any recommendation or approval of a consultant or other professional by Lender is only for Borrower’s convenience in making its own examination of the Project and that Lender makes no representations or warranties whatsoever as to the Lender Information supplied to Borrower (including its truth, accuracy or completeness) or the qualifications of the consultant or other professional recommended or approved by Lender. Borrower shall rely exclusively on its own investigation of the Project and not on any Lender Information, recommendations or approvals supplied by Lender. Borrower hereby unconditionally and fully releases and discharges Lender Indemnified Parties from any and all Claims, Losses and Expenses resulting or arising from or in connection with Borrower’s or other Person’s

33 203576221 use of or reliance on any Lender Information or consultant or other professional recommended or approved by Lender. (i) All Site Assessments in connection with the Project provided to Lender as of the date hereof are identified on Schedule 4.1(a) attached hereto and, in addition to the Site Assessments, Borrower has provided Lender with true, correct and complete copies of all material reports, assessments, correspondence, data and other documents in its possession or the possession of its consultants, agents and representatives, concerning the actual or potential presence or Release of Hazardous Materials at or in connection with the Project or the compliance of the operations at the Project with Environmental Laws or compliance of the Project with Unrestricted Use Standards. (j) Borrower has not by contract or otherwise released or waived, nor will Borrower release or waive in the future, the liability of any previous owner, lessee or operator of the Project or any other Person that may be responsible for the presence, Release or Remediation of Hazardous Materials at the Project, nor has Borrower agreed by contract or otherwise to indemnify another Person for or with respect to Hazardous Materials at the Project, except as contained in this Loan Agreement, the Indemnity Agreement or other Loan Documents, except as expressly set forth in Section 18.I of the Existing Tenant Lease. (k) There are no underground storage tanks, above ground storage tanks, drums, totes vessels or similar bulk containers that were or are being used for the storage, containment or accumulation of Hazardous Materials at the Project, except for (a) an existing 4,033 gallon above ground diesel fuel tank and (b) above ground storage tanks for Permitted Hazardous Materials used by Existing Tenant for Life Sciences Uses in accordance with the Existing Tenant Lease. (l) Lender is entitled to rely on the representations, warranties and covenants of Borrower contained in this Article 4 and the information contained in the Site Assessments identified on Schedule 4.1(a) or other documents provided by Borrower notwithstanding any independent investigations by Lender or its consultants, attorneys or other advisors. Borrower shall ensure that Lender is identified as a party who may rely on the report in the Site Assessments on Schedule 4.1(a) or any Site Assessment conducted at or in connection with the Project by Borrower or Lender. (m) Intentionally omitted. (n) As of the date hereof, there is no action, suit, proceeding or investigation pending, or, to Borrower’s knowledge, threatened in writing against Borrower that could reasonably be expected to materially adversely affect the financial condition of Borrower or its ability to perform its obligations under this Loan Agreement. (o) All of the financial statements of Borrower and other documents and reports delivered to Lender by or on behalf of Borrower in connection with this Loan Agreement are true and correct in all material respects as of the respective dates thereof and there has been no Material Adverse Change since such dates. (p) Borrower acknowledges and agrees that all representations, warranties and covenants made by Borrower in this Article 4 shall survive the execution hereof. Section 4.2 Additional Covenants. (a) Borrower shall, at its cost and expense comply, and use prudent, commercially reasonable efforts to cause all other Persons at, on or occupying the Project (including tenants, invitees and

34 203576221 contractors) to comply, with all Environmental Laws and all covenants, prohibitions and requirements in this Article 4. (b) Borrower shall, at its cost and expense, at all times maintain the Project in compliance with all Environmental Laws and, unless otherwise agreed to in writing by the Lender, Unrestricted Use Standards; (c) Borrower shall not, and shall not allow other Persons to bring onto the Project or use, generate, manufacture, transport, store, treat, or Release Hazardous Materials at the Project; provided, however, that Borrower and Persons who occupy the Project may bring onto the Project, use and store Permitted Hazardous Materials if such Permitted Hazardous Materials are stored and used in compliance with all applicable Environmental Laws and are not Released at the Project. (d) Borrower shall promptly notify Lender in writing of: (i) the receipt, commencement or threatened in writing commencement of any Environmental Claim or issuance of any Order with respect to or affecting the Project; (ii) becoming aware of the actual or threatened Release of any Hazardous Material at the Project or the discovery of a past Release of Hazardous Material or other condition or occurrence at the Project or in the vicinity of the Project that requires reporting to any Governmental Authority under Environmental Law or violates any Environmental Law or causes or has caused the Project or any portion thereof to (a) not comply with Unrestricted Use Standards, or (b) become, or reasonably be expected to become, the subject of an Environmental Claim, or (c) require Remediation under this Loan Agreement, other Loan Documents or Environmental Laws, or (d) reasonably be expected to adversely affect the value of the Project, or (e) result in any Claims, Losses and Expenses; (iii) any Remediation planned to be taken by, or on behalf of Borrower or other Person in response to any Hazardous Material at the Project (provided that the foregoing shall not apply to the disposal by Existing Tenant of Permitted Hazardous Materials required for Life Sciences Uses in the ordinary course and in compliance with Environmental Laws) or to any current or future Order or Environmental Claim; (iv) the discovery of the presence of any Hazardous Material at the Project or at any real property or body of water adjoining or in the vicinity of the Project that reasonably presents a threat of contamination of the Project with Hazardous Materials or a threat of or actual exposure of persons to harmful levels or concentrations of Hazardous Materials (provided that the foregoing shall not apply to the use of Permitted Hazardous Materials required for Life Sciences Uses in the ordinary course and in compliance with Environmental Laws); and (v) any notices, claims, actions, investigations or proceedings brought or initiated by any Person against Borrower or the Project relating to or associated with Remediation, damage, contribution, cost recovery, compensation, loss or injury resulting from or in connection with any Hazardous Material generated at or in connection with the Project, including any notice of potential responsibility, claim, action or proceeding under CERCLA; (e) Lender shall have the right, but not the obligation, to join and participate as a party in any legal or administrative proceedings or actions affecting the Project in connection with any Environmental Claim at the expense of Borrower;

35 203576221 (f) Borrower shall, at its cost and expense, maintain the Project at all times in compliance with Unrestricted Use Standards and promptly Remediate or take any other action that is necessary or directed by Lender (including enrollment and participation in a state cleanup program) to keep or bring the Project into compliance with Unrestricted Use Standards and, unless waived in writing by Lender, obtain a No Further Action Determination satisfactory to Lender within a time period reasonably acceptable to Lender; (g) In the event that a No Further Action Determination is issued for the Project or, if approved in writing by Lender, a No Further Action Determination is issued that contains any condition, limitation or control, Borrower shall comply and continue to comply with any and all requirements contained in such No Further Action Determination, including recording of the No Further Action Determination or other document with the applicable recorder of deeds (to the extent required). Borrower shall provide Lender promptly with evidence reasonably satisfactory to Lender that the requirements in the No Further Action Determination have been completed. In the event the No Further Action Determination becomes or is threatened to become void, Borrower will take all action necessary or required to reinstate or maintain the validity of the No Further Action Determination unless otherwise agreed to in writing by Lender; (h) Borrower shall, it its cost and expense, take such action as may be required by Governmental Authority or by Lender (including obtaining a No Further Action Determination for the Project) to identify, investigate, prevent, reduce, mitigate or Remediate the suspected, threatened, potential or actual presence, Release of Hazardous Materials at the Project or any structure thereon; (i) Borrower shall not record or propose to record on the title to the Project any institutional control, engineering control, groundwater prohibition, property use restriction or any similar control, condition or restriction at or on the Project in connection with any Remediation of the Project, except with the advance, written approval of Lender and under such conditions as Lender may require; (j) Borrower shall, at its cost and expense, respond promptly and appropriately to any Environmental Claim and provide Lender with copies of all pleadings within ten (10) days of their filing and with all other material correspondence and other documents or information concerning such Environmental Claim and provide such other documents as may be requested by Lender; (k) Borrower shall, at its cost and expense, provide Lender promptly with copies of all Environmental Claims, Orders, notices, pleadings, reports, analyses, permits, licenses, approvals, correspondence or other documents or information in its possession or control (or the possession or control of its representatives, agents, consultants or contractors) or other documents or information as may be reasonably requested by Lender in connection with the Project (unless attorney-client privileged); (l) Borrower shall cooperate with Lender or any environmental consultant or professional engineer performing a Site Assessment (Lender’s or Borrower’s) or Remediation of the Project, including responding fully and accurately to any interview request and associated questions or document requests; (m) Subject to the rights of tenants, Borrower shall provide Lender and its consultants and contractors with access to the Project upon reasonable notice and at reasonable times to conduct any inspection, Site Assessment, Remediation or other action that Lender has the right to take under this Loan Agreement, the Indemnity Agreement or any other Loan Documents;

36 203576221 (n) Borrower shall pay all Remediation Costs and costs of any Site Assessment or other action conducted by Borrower or, to the extent Lender has the right under this Loan Agreement, the Indemnity Agreement or any other Loan Documents, by Lender; (o) Borrower shall comply with the criteria and requirements that are necessary to maintain, after acquisition or possession of the Project, a landowner defense to liability under CERCLA, including those set forth in 42 U.S.C. § 9601(35)(A) and§ 9601(40); (p) Borrower shall not install or allow to be installed underground tanks of any size or any above-ground tanks, vessels, or similar facilities, for the bulk storage, containment or accumulation of Hazardous Materials at the Project (other than above-ground storage tanks not to exceed a commercially reasonable volume for Permitted Hazardous Materials taking into account permitted Life Science Uses without the consent of Lender) and the existing 4,033 gallon above-ground diesel tank, in each case used in compliance with Environmental Laws without the advance written approval of Lender and under such conditions as Lender may require in its sole discretion; (q) Borrower shall not create or permit to continue in existence any lien (whether or not such lien has priority over the lien created by the Mortgage) upon the Project arising from or imposed in connection with any Remediation or pursuant to any Environmental Laws; and (r) Without limiting the provisions of the other Loan Documents, Borrower shall not change or alter the present use (or, if applicable, the anticipated use as disclosed to Lender) of the Project from Life Sciences Uses without the advance, written approval of Lender and under such conditions as Lender may require in its sole discretion. Section 4.3 Allocation of Risks; Indemnity and Release by Borrower. (a) As between Borrower, on the one hand, and Lender, on the other hand, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Materials at or affecting the Project shall lie solely with Borrower. Accordingly, Borrower shall bear all risks and costs associated with any loss (including loss in value), damage or liability arising therefrom, including all costs of Remediating Hazardous Materials as required herein. The intent of the Parties to this Loan Agreement is that no Lender Indemnified Parties shall be subjected to any claim, action or proceeding or incur any liability, loss, cost or expense as a result of the past, present or future operations and environmental conditions at the Project, except only if the claim, action, proceeding, liability, loss, cost or expense at issue is caused solely by intentional, active misconduct of such Lender Indemnified Parties. (b) In addition to the indemnity and release in Section 10.3 of this Loan Agreement, Borrower covenants and agrees to indemnify, defend (with counsel acceptable to Lender), release and hold Lender Indemnified Parties harmless from and against any and all Claims, Losses and Expenses whatsoever asserted or awarded against, suffered or incurred by, or imposed upon or accruing to them, whether as holder of Mortgage, as mortgagee in possession, as successor in interest to Borrower by foreclosure, deed in lieu of foreclosure or as purchaser of the Project at a foreclosure sale, as a result of or relating in any way to (i) the breach of any representations, warranties, covenants or other provisions in this Article 4 or the Indemnity Agreement, (ii) Hazardous Materials in the Environment at the Project, (iii) compliance or noncompliance of the Project or the operations thereon with Environmental Laws, Orders or Unrestricted Use Standards, (iv) violations of or liability (including strict liability) under Environmental Laws, and/or (v) Environmental Claims associated with the Project or operations thereon; whenever, however and by whomever caused and whether or not the Claims, Losses and Expenses, or the factual basis thereof, are true or not true, disclosed or undisclosed by Borrower or the Site Assessments identified in Schedule 4.1(a) or in the Lender Information, or are known or unknown to Borrower or Lender Indemnified Parties at the time

37 203576221 of this Loan Agreement or thereafter. This indemnity and release by Borrower is without prejudice to any rights or defenses to any claim that Lender Indemnified Parties may have under federal, tribal, state, local or common law and shall continue notwithstanding the repayment of the Loan or any transfer of any right, title or interest in the Project to Lender or any other Person (by sale, foreclosure, deed in lieu of foreclosure or otherwise). The indemnity herein applies notwithstanding any joint, concurrent or comparative negligence of any Lender Indemnified Parties. Notwithstanding any other provision of this Agreement to the contrary, the indemnity provided by this Section 4.3(b) shall not apply to any Claims, Losses and Expenses, costs of Remediation or other liabilities of any Lender Indemnified Party in the circumstances described above to the extent that Borrower demonstrates the Release or other environmental matter giving rise to same (i) first occurred on, at or under the Project subsequent to the time that Borrower ceases to be in possession of the Project as a result of the exercise by Lender of any remedies provided in the Loan Documents or (ii) arises from or is caused by the gross negligence, willful misconduct or violation of Legal Requirements of any Lender Indemnified Party. (c) The release, indemnity and covenant not to sue by Borrower hereunder shall extend, but is not limited to, any claim against any Lender Indemnified Parties under CERCLA or the Resource Conservation and Recovery Act (“RCRA”), the Toxic Substances Control Act (“TSCA”), the Clean Water Act or the Clean Air Act or other Environmental Laws and any claim, demand, action or proceeding originally commenced or brought against Borrower and/or any of the Lender Indemnified Parties by any Person. Borrower hereby waives, releases and agrees not to make any claim or bring any cost recovery, contribution or other action against any Lender Indemnified Parties under CERCLA or any other Environmental Law now in effect or hereafter enacted or under common law. It is expressly understood and agreed that if and to the extent that Lender Indemnified Parties are, or are alleged to be, strictly liable under any Environmental Law, Borrower’s indemnity and release obligation to Lender Indemnified Parties is likewise without regard to fault on the part of Borrower or the Lender Indemnified Parties. (d) Borrower shall pay to the Lender Indemnified Parties the amount of any liabilities, losses, costs or expenses actually incurred or suffered by or on behalf of any Lender Indemnified Parties within fifteen (15) days of Lender’s demand therefore. Should Borrower fail to pay said amount to such Lender Indemnified Parties within said fifteen (15) days, Borrower shall then pay to Lender Indemnified Parties such amounts together with interest at the Default Rate (which shall accrue from the date of the initial demand), upon demand, until paid in full. Section 4.4 No Waiver. (a) Notwithstanding any provision in this Loan Agreement or elsewhere in the Loan Documents, or any rights, benefits or remedies granted by the Loan Documents, Lender does not waive and expressly reserves all rights, benefits, defenses and remedies now or hereafter accruing to Lender under the so-called “security interest” or “secured creditor” exemption from liability or landowner defenses to liability under CERCLA, RCRA or other Environmental Laws. No action taken by Lender pursuant to this Loan Agreement, the Indemnity Agreement or other Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the security interest exemption to liability nor shall it be construed to be “ownership or operation” of the Project, or “arranging for disposal” of Hazardous Materials under CERCLA or other Environmental Laws. No delay by any Indemnified Lender Parties in exercising any right, power or privilege under this Loan Agreement or other Loan Documents shall operate as a waiver of any such privilege, power or right. (b) No waiver of any provision of this Loan Agreement nor consent by Lender to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for

38 203576221 the specific purpose for which given. No notice to or demand on Borrower shall in any case entitle Borrower to any other or further notice or demand in similar or other circumstances. For avoidance of doubt, any deviation of the Project from Unrestricted Use Standards, any failure to obtain a No Further Action Determination in connection with a Remediation or the recording of any engineering control, restriction or other condition on the use of the Project must be approved by Lender in writing and such approval shall be at Lender’s sole discretion and on such terms or conditions as Lender may require. Section 4.5 Obligations Unsecured. Borrower acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any of the Loan Documents the obligations of Borrower set forth herein are independent obligations which are not secured by the Mortgage or any other Loan Document. Borrower further acknowledges that it is the intent of Lender to create separate obligations of Borrower under this Loan Agreement which can be enforced against Borrower without regard to the existence of the Mortgage or the other Loan Documents or the Liens or security interests contained therein. ARTICLE 5 LEASING MATTERS Section 5.1 Representations and Warranties on Leases. Except for matters set forth in Schedule 5.1(a) attached hereto and made a part hereof, Borrower represents and warrants to Lender, with respect to Leases, that: (a) the rent roll attached hereto as Schedule 5.1(b) is true, correct and complete, and the Leases are valid and in full force and effect; (b) the Leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (c) the copies of the Leases delivered to Lender are true, correct and complete; (d) neither the landlord nor, to Borrower’s knowledge, any tenant is in default under any of the Leases; (e) Borrower has no knowledge of any notice of termination or default with respect to any Lease; (f) Borrower has not assigned or pledged any of the Leases, the rents or any interests therein except to Lender; (g) except as set forth in the rent roll attached as Schedule 5.1(b), no tenant or other party has any right or option to purchase all or any portion of the Project, other than Existing Tenant’s right of first offer to purchase the Project pursuant to Article 27 of the Existing Tenant Lease; (h) no tenant has the right to terminate its Lease prior to expiration of the stated term of such Lease, except for Existing Tenant’s right to terminate the Existing Lease pursuant to Article 13 of the Existing Tenant Lease; and (i) no tenant has prepaid more than one (1) month’s rent in advance (except for bona fide security deposits). Section 5.2 Standard Lease Form; Approval Rights; Security Deposits. (a) All Leases shall in all respects be approved by Lender and, with respect to any Lease entered into from and after the date hereof, shall be at market terms and conditions. All future Leases at the Project shall provide that (i) the Lease is subordinate to the Mortgage, (ii) the tenant shall attorn to Lender, and (iii) that any cancellation, surrender, or amendment of such Lease without the prior written consent of Lender shall be voidable by Lender. (b) All modifications, amendments and/or material waivers of or under Leases shall be approved in writing by Lender, not to be unreasonably withheld, conditioned or delayed; provided, however, Lender has approved that certain First Amendment to Lease to be executed on or after the date of this Agreement by and between Borrower and Existing Tenant in the form set forth on Schedule 5.2(b). (c) Borrower shall hold, in trust, all tenant security deposits, if any, in a segregated account, and, to the extent required by applicable Legal Requirements, shall not commingle any such funds with any other funds of Borrower. Within ten (10) days after Lender’s request, Borrower shall furnish to

39 203576221 Lender a statement of all tenant security deposits, if any, and copies of all Leases not previously delivered to Lender, if any, certified by Borrower as being true and correct. Section 5.3 Covenants. Borrower shall (a) perform the obligations which Borrower is required to perform under the Leases; (b) enforce the material obligations to be performed by the tenants; (c) promptly furnish to Lender any notice of default or termination received by Borrower from any commercial tenant, and any notice of default or termination given by Borrower to any commercial tenant; (d) not collect any rents for more than one (1) month in advance of the time when the same shall become due, except for bona fide security deposits; (e) not enter into any ground lease, sandwich lease or master lease of any portion of the Project (other than the Existing Tenant Lease) without Lender’s prior consent, not to be unreasonably withheld; (f) not further assign or encumber any Lease; (g) not cancel or accept surrender or termination of any Lease (subject to Existing Tenant’s termination right under the Existing Tenant Lease); (h) deliver to Lender, promptly after entering into the same, true, correct and complete copies of all Leases; and (i) not consent to a transfer, assignment or other encumbrance of the Lease where landlord consent is required pursuant to the terms of such Lease without the prior written approval of Lender; and any action in violation of clauses (e), (f), (g) and (i) of this Section 5.3 shall be void at the election of Lender. Section 5.4 Tenant Estoppels. At Lender’s request (not more than once per year so long as no Event of Default is occurring), Borrower shall obtain and furnish to Lender written estoppels in form and substance satisfactory to Lender, executed by tenants under commercial Leases in the Project and confirming the term, rent and other provisions and matters relating to the Leases. ARTICLE 6 REPRESENTATIONS AND WARRANTIES In addition to the representations and warranties of Borrower in Article 4 of this Agreement, Borrower represents and warrants to Lender that: Section 6.1 Organization and Power. (a) each Loan Party that is not an individual is duly organized, validly existing and in good standing under the Legal Requirements of the state of its formation or existence set forth on Schedule 6.1(a), (b) each Loan Party that is not an individual is qualified to do business and in good standing under the Legal Requirements of every state in which it does business or is otherwise required to qualify under that state’s Legal Requirements, (c) each Loan Party is in compliance with Legal Requirements applicable to doing business in the State, and (d) each Loan Party that is not an individual has the power and authority to own its property, borrow or guarantee, as the case may be, the Loan and enter into and perform its obligations under the Loan Documents. Borrower is not a “foreign person” within the meaning of § 1445 (f) (3) of the Code. The organizational chart of Borrower attached hereto as Schedule 6.1(b) is true, correct and complete; provided that any disclosure of any shareholders of Instil Bio, Inc. shown on such organizational chart is made solely to Borrower’s knowledge based on SEC Form 13(f) as of March 31, 2024 and is subject to change. Section 6.2 Validity of Loan Documents. The execution, delivery and performance of the Loan Documents by Borrower and each Borrower Party that is a party to the Loan Documents: (a) are duly authorized and do not require the consent or approval of any other party or Governmental Authority which has not been obtained; and (b) will not violate any Legal Requirement or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrower and each Borrower Party that is a party to the Loan Documents,

40 203576221 enforceable in accordance with their respective terms, subject to applicable Creditors’ Rights Laws generally affecting the enforcement of creditors’ rights. Section 6.3 Liabilities; Litigation. (a) There are no liabilities (fixed or contingent) affecting the Project or Borrower. Except as disclosed in the financial statements provided to Lender or on Schedule 6.3 attached hereto and made a part hereof, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any Creditors’ Rights Law or Environmental Laws) pending or, to the knowledge of Borrower after due inquiry, threatened, against the Project or Borrower. (b) Neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under any Creditors’ Rights Law or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it. Section 6.4 Taxes and Assessments. The Project is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. Except as may be disclosed in the Title Policy, there are no pending or, to Borrower’s knowledge, proposed, special or other assessments for public improvements or otherwise affecting the Project, nor are there any contemplated improvements to the Project that may result in such special or other assessments. Section 6.5 Other Agreements; Defaults. (a) Neither the execution, delivery or performance by Borrower and Guarantor of the Loan Documents to which it is a party (including, without limitation, the granting of Liens pursuant to the respective Loan Documents), nor compliance by Borrower and Guarantor with the terms and conditions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any provision of any Legal Requirement applicable to the Project, Borrower or Guarantor, (ii) will conflict with or result in any breach of or constitute a tortious interference with any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the respective Loan Document) upon any of the property or assets of Borrower or Guarantor pursuant to the terms of any contractual obligation to which Borrower or Guarantor is a party or by which it or any of its property or assets is bound or to which it or any of its property or assets may be subject, (iii) will violate any provision of any organizational document of any Loan Party or (iv) requires any approval or consent of partners, members or any other Person which has not been obtained. (b) Neither Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any Order, permit or restriction which could reasonably be expected to have a Material Adverse Effect on the Project or the business, properties, assets, operations or condition (financial or otherwise) of Borrower or any Borrower Party. Neither Borrower nor any Borrower Party is in violation of any agreement which violation could reasonably be expected to have a Material Adverse Effect on the Project, Borrower or any Borrower Party, or Borrower’s or any Borrower Party’s business, properties, assets, operations or condition (financial or otherwise). Neither Borrower nor any Borrower Party has (i) entered into any agreement under which, the default by Borrower or such Borrower Party, as the case may be, could reasonably be expected to result in a Potential Default or an Event of Default under this Agreement or any of the other Loan Documents, or (ii) granted a Lien on any of the collateral for the Loan to secure any obligation of Borrower or any Borrower Party under any agreement with any Person other than Lender. Borrower is not a party to, or bound by, any so-called integrated cash management arrangement with any

41 203576221 of its Affiliates or sponsors. Borrower has obtained all non-governmental third-party approvals and consents to own, lease, finance and/or operate the Project and to carry on Borrower’s business. Section 6.6 Compliance with Legal Requirements. (a) Borrower has all requisite approvals, consents, licenses, registrations, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease, finance and/or operate the Project and to carry on its business, and the Project is substantially in compliance with all Legal Requirements and is free of structural defects in all material respects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. The Project does not constitute, in whole or in part, a legally non-conforming use under Legal Requirements; (b) No condemnation has been commenced or, to Borrower’s knowledge, is threatened in writing with respect to all or any portion of the Project or for the relocation of roadways or curb cuts providing access to the Project; and (c) The Project has adequate rights of legal and physical access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities adequate for its current uses. All public utilities necessary or convenient to the full use and enjoyment of the Project are located in the public right-of-way abutting the Project, and all such utilities are connected so as to serve the Project without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting the Project. All roads necessary for the full utilization of the Project for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities. Section 6.7 Location of Borrower. Borrower’s principal place of business and chief executive offices are, and the office where Borrower maintains all records relating to the Project and the other collateral under the Loan Documents is, located at the address stated in Section 11.1. Section 6.8 ERISA. (a) Neither Borrower nor Guarantor has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) which could subject Borrower or Guarantor, as applicable, or any Person to whom Borrower or Guarantor may have an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA, and each Employee Benefit Plan (other than a Multiemployer Plan) has been administered in accordance with its terms and in compliance with all applicable Legal Requirements, including any reporting requirements; except in each case where such tax, penalty or compliance failure could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan (other than a Multiemployer Plan) that is intended to qualify under Section 401(a) or 401(k) of the Code is the subject of a favorable determination or opinion letter from the IRS as to its tax-qualified status and no event has occurred that could reasonably be expected to result in the disqualification of such Employee Benefit Plan. (b) Except as disclosed on Schedule 6.8, as of the date hereof, neither Borrower or Guarantor nor member of the Controlled Group maintains, contributes to or has any liability with respect to a Pension Plan or any Multiemployer Plan that is subject to Title IV of ERISA. There is no Lien outstanding or security interest given by Borrower, Guarantor or member of the Controlled Group in connection with any Plan. No accumulated funding deficiency (whether or not waived) under Section 412 of the Code or Section 302 of ERISA has occurred with respect to any Pension Plan. Neither Borrower nor Guarantor has any liability for uninsured retiree medical or death benefits (contingent or otherwise) other than as required by Section 4980B of the Code. No part of the funds to be used by Borrower or Guarantor in satisfaction of their respective obligations under this Agreement and the other Loan Documents,

42 203576221 constitute “plan assets” within the meaning of Department of Labor regulation 29 C.F.R. Section 2510.3- 101, as modified by Section 3(42) of ERISA, of any “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to Title I of ERISA, any “plan” within the meaning of Section 4975 of the Code that is subject to Section 4975 of the Code or any entity the underlying assets of which are deemed to include plan assets. Section 6.9 Margin Stock. No part of the proceeds of the Loan will be used for purchasing or acquiring any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System. Section 6.10 Tax Filings. Borrower and each Borrower Party have filed (or have obtained effective extensions for filing) all federal, state and other material tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and other material taxes, charges and assessments which it is required to pay. Section 6.11 Solvency. Giving effect to the Loan, the fair saleable value of Borrower’s assets exceeds and will, immediately following the making of the Loan, exceed Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower’s assets is and will be immediately following the making of the Loan, greater than Borrower’s probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured. Borrower’s assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Section 6.12 Full and Accurate Disclosure. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender and which could reasonably be expected to have a Material Adverse Effect. Section 6.13 Single Purpose Entity. Borrower is and has at all times since its respective formation been a Single Purpose Entity. Section 6.14 Property Specific Representations. (a) Borrower has good, marketable, insurable and indefeasible fee simple title to the Project, subject to no Liens or other encumbrances except (i) those contained in the Title Policy, and all of the encumbrances set forth therein are in full force and effect and there are no defaults thereunder, (ii) the Lien of property taxes not yet due and payable or being contested in accordance with this Agreement, (iii) other Liens in favor of Lender, (iv) mechanics’, materialmen’s’ or similar Liens being contested in accordance with this Agreement, and (v) the rights of tenants under the Leases (including, without limitation, the rights of Existing Tenant under the Existing Lease). (b) The Project complies with all applicable zoning ordinances and no special use permits are required for the continued use of the Project for its current use that have not been obtained. (c) The Project has adequate parking (if any) to comply with all applicable Legal Requirements.

43 203576221 (d) The Project has been completed in a good and workmanlike manner, in accordance with the Leases and all applicable Legal Requirements, and all amounts owing in connection therewith have been paid-in-full. The construction obligations under the Leases, if any, have been fully-performed and no additional construction or work is required thereunder. As of the date hereof, no construction or renovation work or other work which could give rise to mechanics’ liens rights with respect to the Project has been commenced. Section 6.15 Taxpayer I.D. Number. Borrower’s U.S. taxpayer identification number is [****]. Section 6.16 Organization I.D. Number. Borrower’s organization identification number is [****]. Section 6.17 Legal Name. Borrower’s exact legal name, as that name appears on its Certificate of Formation, is as set forth on the first page hereof. Section 6.18 Use of Proceeds. Borrower is borrowing the Loan for its own use and not as an agent for any third party and for only lawful purposes. Section 6.19 Reserved. Section 6.20 Financial Statements. All financial statements or certifications (as applicable) furnished to Lender by or on behalf of Borrower, any Affiliate of Borrower and Guarantor are true, correct and complete in all material respects as of the respective dates thereof and all other written information previously prepared and furnished by Borrower, any Affiliate of Borrower and Guarantor to Lender in connection with the Loan are true, complete and correct in all material respects and do not fail to state any material fact necessary to make the statements made not misleading. Section 6.21 Financial Condition. No Material Adverse Change has occurred since the date of the most recent financial statement and/or certification provided by each Loan Party to Lender. The Loan Parties are (and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents will be) solvent. Section 6.22 Management Agreement. The Management Agreement is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or giving of notice, would constitute a default thereunder. Borrower has provided to Lender a true, correct and complete copy of the Management Agreement and all amendments thereto. Section 6.23 Reserved. Section 6.24 CFIUS. Either (a) the Loan is not a Covered Transaction and Borrower’s acquisition of the Project was not a Covered Transaction, or (b) Borrower has previously obtained CFIUS Approval with respect to the Loan and Borrower’s acquisition of the Project. Section 6.25 Cash Management.

44 203576221 (a) This Agreement, together with the other Loan Documents, create a valid and continuing security interest (as defined in the Uniform Commercial Code of the State of New York) in the Lockbox Account and Cash Management Account in favor of Lender, which security interest is prior to all other Liens, other than Permitted Encumbrances (as defined in the Mortgage), and such security interest in the Lockbox Account and Cash Management Account is enforceable as such against creditors of and purchasers from Borrower. Other than in connection with the Loan Documents and except for Permitted Encumbrances, Borrower has not sold, pledged, transferred or otherwise conveyed the Lockbox Account and Cash Management Account. (b) Each of the Lockbox Account and Cash Management Account constitutes “deposit accounts” and/or “securities accounts” within the meaning of the Uniform Commercial Code of the State of New York; (c) Pursuant and subject to the terms hereof and the other applicable Loan Documents, the Depositary Bank has agreed to comply with all instructions originated by Lender, without further consent by Borrower, directing disposition of the Lockbox Account and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities; (d) The Lockbox Account is not in the name of any Person other than Borrower, as pledgor, or Lender, as pledgee. Borrower has not consented to the Depositary Bank complying with instructions with respect to the Lockbox Account from any Person other than Lender; and (e) The Project is not subject to any cash management system (other than pursuant to the Loan Documents and the Management Agreement), and any and all existing tenant instruction letters issued in connection with any prior financing have been duly terminated on or prior to the date hereof. ARTICLE 7 FINANCIAL REPORTING Section 7.1 Financial Statements. (a) Quarterly Reports. Within forty-five (45) days after the end of each calendar quarter, Borrower shall furnish to Lender a current (as of the end of such calendar quarter) rent roll, together with a property-level operating statement (showing quarterly activity and year-to-date) stating Operating Revenues, Operating Expenses, Net Operating Income and Net Cash Flow for the calendar quarter just ended. (b) Annual Reports. Within ninety (90) days after the end of each calendar year, Borrower shall (i) furnish to Lender a detailed operating statement stating annual Operating Revenues, Operating Expenses, Net Operating Income and Net Cash Flow for each of Borrower and the Project, and (ii) cause Guarantor to deliver to Lender a certificate stating that Guarantor is in compliance with the Financial Covenants, which certificate, with an annual consolidated financial statement and other supporting documentation as filed with SEC, shall be in the form attached hereto as Schedule 7.1(b). Each such annual consolidated financial statement of Guarantor shall be audited and certified by an independent public accountant, which may be Deloitte, any of the other “Big 4” accounting firms, or another accounting firm reasonably selected by the Board of Directors of Instil Bio, Inc.

45 203576221 (c) Appraisals. Lender may, at its option, commission a new and/or updated Appraisal of the Project from time to time after the date hereof; provided, however, that Borrower shall only be required to reimburse Lender for such new and/or updated Appraisal if an Event of Default exists or if such Appraisal is required by applicable Legal Requirements. (d) Certification; Supporting Documentation. Each such report and financial statement shall be in scope and detail reasonably satisfactory to Lender and shall be accompanied by a certificate of a duly authorized representative of Borrower, stating that such information is true, correct and complete and that, to the best of his or her knowledge, no Potential Default or Event of Default has occurred, or if a Potential Default or Event of Default has occurred, specifying the nature thereof and the action proposed to be taken with respect thereto. Section 7.2 Accounting Principles. All financial statements shall be prepared in accordance with GAAP, such other basis of accounting as Lender reasonably approves in writing or as required by Legal Requirements. Section 7.3 Other Information. Borrower shall deliver, or cause to be delivered, to Lender such additional information regarding Borrower, its subsidiaries, its business and the Project within thirty (30) days after Lender’s reasonable request therefor. Section 7.4 Annual Budget. At least thirty (30) days prior to the commencement of each fiscal year, Borrower will provide to Lender its proposed annual operating and capital improvements budget for the Project for such fiscal year for review and approval by Lender, not to be unreasonably withheld, conditioned or delayed. Section 7.5 Audits and Records. (a) While an Event of Default exists, Lender shall have the right to choose and appoint a certified public accountant to perform financial audits with respect to the Project as it deems necessary, at Borrower’s expense. Borrower shall permit Lender to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expense relative to the Project; (b) At any time during regular business hours upon prior notice, Borrower shall permit Lender and/or any of its agents or representatives (including any auditor chosen by Lender) to have access to, and to examine, all of Borrower’s books and records, including, without limitation, those relating to the ownership, development, management, leasing and/or operation of the Project; and (c) Borrower shall permit Lender to copy and make abstracts from any and all of Borrower’s books and records relating to the Project. Section 7.6 Annual Ownership Report. Within ten (10) days after Lender’s request, Borrower shall deliver to Lender a certification that the then-current organizational chart of Borrower, which shall be attached to such certification and shall have the same level of detail as provided for in the form attached hereto as Schedule 6.1(b), is true, correct and complete. Section 7.7 Electronic Submissions. Subject to Section 11.1 as to any approval, consent, demand, notice or, request, any budgets, reports, statements, rent rolls, leasing reports, sales reports and/or other information required to be submitted by Borrower or its agents, contractors or employees to Lender under this Agreement shall be delivered electronically via email in PDF format (and, with respect to rent rolls, in Excel format) , or made available at https://ir.instilbio.com and confirmed via email to Lender at the email address(es) from time to time to be designated by the relevant loan officer of Lender.

46 203576221 ARTICLE 8 COVENANTS In addition to Borrower covenants in Article 4 of this Agreement, during the term of the Loan and so long as any Obligations are outstanding, Borrower covenants and agrees with Lender as follows: Section 8.1 Due on Sale and Encumbrance; Transfers of Interests. (a) Without the prior approval of Lender, which may be withheld in its sole and absolute discretion, the Loan shall become due and payable upon the occurrence of any Transfer (other than a Permitted Transfer or Above the Fund Transfer). (b) With respect to any and all Transfer(s) other than Above the Fund Transfers, if such Transfer is of five percent (5%) or more of the direct or indirect interests in Borrower (or such lesser percentage as may be required from time to time under applicable Legal Requirements), Borrower shall provide Lender with (i) prior notice of such Transfer (or if no Loan Party had prior notice of such Transfer, promptly upon any Loan Party having such knowledge), (ii) sufficient information about the transferee so that Lender may fulfill its “know your customer” requirements (which, by way of example, may include the receipt and review of copies of operating agreements, by-laws, partnership agreements, articles of incorporation, articles of organization, certificates of formation, certificates of good standing, W-9 forms, updated organizational charts, valid governmental forms of identification and such other information or documentation reasonably required by Lender with respect to such “know your customer” requirements) and (iii) such other information or documentation reasonably required by Lender from time to time with respect to such “know your customer” requirements. Any Transfer (including a Permitted Transfer, but excluding an Above the Fund Transfer) shall be conditioned upon Lender’s confirmation (which confirmation shall not be unreasonably delayed) that such transferee is neither a Sanctioned Party, a Prohibited Person or a restricted person described in Article 13, failing which such Transfer shall be void ab initio. (c) Nothing contained in this Section 8.1 shall limit the prohibitions contained in Article 13, nor shall any Transfer involve a Person (i) with whom Lender is adverse in any pending litigation or arbitration, (ii) with whom Lender is prohibited by Legal Requirements from conducting business, or (iii) is a Sanctioned Party or a Prohibited Person; provided clauses (i) and (ii) above shall not apply to an Above the Fund Transfer or Transfers to Persons who hold less than five percent (5%) the direct or indirect interests in Borrower. (d) Notwithstanding anything in Section 8.1(a) and/or Section 8.1(b) to the contrary, Instil Bio, Inc. shall at all times retain the day-to-day control and management of Borrower, except as expressly permitted pursuant to a Permitted Transfer hereunder. (e) Notwithstanding the provisions of this Section 8.1, if no Potential Default or Event of Default exists (or could reasonably be expected to be created as a result of a proposed transfer), Lender shall permit, in a transaction approved by Lender in its sole discretion, one (1) transfer or sale of the Project during the term of the Loan, without an increase in the rate of interest payable under the Note or any other material changes in the Loan Documents, provided that each of Borrower and the proposed transferee satisfies all conditions set forth in the Loan Documents, including without limitation the following: (i) Lender shall receive a written request for its approval at least ninety (90) days before the proposed transfer, which request shall specify the identity of the proposed transferee, the purchase price and other terms of the transaction, shall include a copy of the proposed contract of sale, and shall be accompanied by the financial statements, tax returns, and organizational documents of the proposed transferee and its principals

47 203576221 and any other documents or information required by Lender (including without limitation, all information required by Lender to satisfy its “know your customer” requirements); (ii) the transferee shall expressly, unconditionally and fully assume, without modification, the Note, each of the other Loan Documents, and all obligations and liabilities thereunder, which assumption shall be in form and substance satisfactory to Lender in its sole discretion; (iii) the transferee and its ownership structure, reputation, financial strength, credit history, demonstrated property management expertise ( or property manager of the proposed transferee) and principals are each satisfactory to Lender in its sole discretion; (iv) a replacement guarantor that satisfies the Financial Covenants and is otherwise acceptable to Lender shall execute an Indemnity Agreement, a Recourse Indemnity, and any other Loan Documents executed by Guarantor, in the form originally executed by Guarantor; (v) Borrower and Guarantor shall retain liability under the Loan Documents for matters arising before or in connection with the transfer; (vi) Borrower or the transferee pays to Lender at or prior to the time of transfer a sum equal to one percent (1.0%) of the Principal Balance, together with all of Lender’s out-of-pocket costs and expenses incurred in connection with the proposed transfer, including reasonable attorneys’ fees; (vii) Borrower provides to Lender a true and correct copy of the as-recorded deed or other instrument by which such transfer is made and such Appraisals, Site Assessments, property condition reports and other third party reports as Lender reasonably requires; (viii) Borrower provided to Lender a letter authorizing transfer to the transferee of any Reserve Funds then on deposit with Lender; (ix) Lender receives satisfactory evidence from the proposed transferee of all insurance required under this Agreement; (x) Lender receives an endorsement to the Title Policy insuring the continued validity and priority of the Mortgage following the assumption and such other endorsements as Lender requires, without any new exceptions other than those approved by Lender in writing; and (xi) the transferee provides to Lender such opinions as it requires as a condition to approving the transfer. Notwithstanding anything to the contrary herein, the provisions of this Agreement relating to Permitted Transfers are and shall remain personal to the original Borrower under this Agreement only, are not transferable or assignable, and are inapplicable to any successor or transferee of Borrower pursuant to this Section 8.1(e) or otherwise. Section 8.2 Taxes; Charges. Subject to Section 2.6(d), Borrower shall pay before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges that may become a Lien upon the Project or become payable during the term of the Loan, and will promptly furnish Lender with evidence of such payment. Borrower shall not suffer or permit the joint assessment of the Project with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in a Lien on the Project; however, Borrower may contest the validity of such claims and demands, or the validity of any real estate taxes and assessments, franchise taxes and charges, and other governmental charges, so long as (a) Borrower notifies Lender that it intends to contest such claim, demand or imposition, (b) Borrower pays any contested amount under protest, or furnishes the security as may be required in the proceeding pursuant to Legal Requirements or, if no such security has been furnished, provides Lender with an indemnity, surety or bond reasonably satisfactory to Lender, and (c) Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the thirtieth (30th) day preceding the earlier to occur of the Maturity Date or the date on which the Project is scheduled to be sold for non-payment. Section 8.3 Property Management. Borrower has entered into the Management Agreement and shall not terminate, replace or appoint any property manager (other than Property Manager) or terminate or amend such management agreement for the Project without Lender’s prior approval not to be unreasonably withheld, conditioned or delayed. Each property manager shall hold and maintain all necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its covenants, agreements and obligations under the management agreement in all material respects. Without

48 203576221 Lender’s prior approval, no management fee payable to a property manager may exceed three percent (3.0%) of Operating Revenues. Section 8.4 Operation; Maintenance; Inspection; Alterations. (a) Borrower shall observe and comply in all material respects with all Legal Requirements applicable to the ownership, use and operation of the Project. Borrower shall not initiate or consent to any zoning reclassification of any portion of the Project or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Project in any manner that could reasonably be expected to result in such use becoming a non-conforming use under any zoning ordinance or any other applicable Legal Requirements without the prior written consent of Lender. Borrower shall maintain or cause the tenant(s) to maintain the Project in good condition and promptly repair any damage or casualty. Subject to the rights of tenants under the Leases, Borrower shall permit Lender and its agents, representatives and employees, upon reasonable prior notice to Borrower (except that in the event of an emergency, no advance notice shall be necessary), to inspect the Project and conduct such environmental and engineering studies as Lender may reasonably require, provided such inspections and studies do not materially interfere with the use and operation of the Project or violate the terms of any Lease. (b) Borrower shall obtain Lender’s prior consent to any alterations of any portion of the Project. Notwithstanding the foregoing, Lender’s prior consent for an alteration shall not be required unless the estimated cost thereof exceeds $250,000.00 (the “Alterations Threshold”). No approval shall be required for (and the above-specified Alterations Threshold shall exclude) alterations (i) required by applicable Legal Requirements, (ii) pursuant to any Lease existing as of the date hereof or (iii) that are non- structural, such as carpeting or painting. (c) Any request for Lender’s prior consent to an alteration that is required under this Agreement shall be delivered to Lender together with all materials reasonably determined by Borrower to be necessary for Lender to evaluate such request. Borrower shall promptly reimburse Lender for its out- of-pocket costs and expenses reasonably incurred in reviewing any such request. (d) Borrower shall not permit any reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions or other title exceptions or encumbrances to affect the Project, other than those listed in the Title Policy. (e) Borrower covenants to use and maintain the Project solely for Life Science Uses. Borrower may change such purpose of the Project only with the prior written consent of Lender, which Lender may grant or withhold in its discretion. Section 8.5 Taxes on Security. Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the Liens created or secured by the Loan Documents, other than Excluded Taxes, Taxes imposed on (or measured by) net income (however denominated), franchise Taxes, and branch profits or similar Taxes imposed on Lender (in the case of Taxes, to the extent set forth in Schedule 2.5). If there shall be enacted any Legal Requirements (a) deducting the Loan from the value of the Project for the purpose of taxation, (b) affecting any Lien on the Project, or (c) changing existing Legal Requirements of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Lender, on demand, all taxes, costs and charges for which Lender is or may be liable as a result thereof and, in the case of Taxes, to the extent set forth in Schedule 2.5, that (i) this Section 8.5 shall not apply to Taxes imposed on (or measured by) net income (however denominated), franchise Taxes, and branch profits or similar Taxes imposed on Lender and (ii) if such payment would be prohibited by

49 203576221 Legal Requirements or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be due and payable within ninety (90) days. Section 8.6 Legal Existence; Name; Organizational Documents. (a) Each Loan Party that is not an individual shall preserve and keep in full force and effect its entity status, franchises, rights and privileges under the Legal Requirements of the state of its formation and in every state in which it does business, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Project. No Loan Party (other than Guarantor) shall (i) wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, engage in or permit any Division, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets to, or acquire all or substantially all of the assets of the business of, any Person, or permit any subsidiary or Affiliate of Borrower to do so, or (ii) divide into multiple entities or series pursuant to Section 18-217 of the Delaware Limited Liability Act, as amended, or otherwise or other similar Legal Requirements of the jurisdiction where such Loan Party is organized. Guarantor shall not (i) wind up, liquidate, dissolve, engage in or permit any Division, or (ii) divide into multiple entities or series pursuant to Section 18-217 of the Delaware Limited Liability Act, as amended, or otherwise or other similar Legal Requirements of the jurisdiction where such Loan Party is organized. Notwithstanding the provisions of Section 8.6(a)(i), no Event of Default shall occur as a result of any reorganization, merger or consolidation of Guarantor so long as, following such event, Guarantor is in compliance with the Financial Covenants. (b) Borrower and each general partner, manager or managing or sole member, as the case may be, in Borrower (other than Guarantor) shall conduct business only in its own name and shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless Borrower (i) shall have obtained the prior consent of Lender to such change, and (ii) shall have taken all actions necessary or requested by Lender to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. (c) Borrower shall not, nor shall it permit any general partner, manager or managing member, as the case may be, of Borrower, if any, to, amend Borrower’s organizational documents without the prior consent of Lender, and Borrower shall maintain its separateness as an entity, including maintaining separate books, records, and accounts and observing corporate and partnership formalities independent of any other entity, shall pay its obligations with its own funds and shall not commingle funds or assets with those of any other entity. For the avoidance of doubt, the foregoing shall not be deemed to prohibit Guarantor from amending Guarantor’s organizational documents. Section 8.7 Affiliate Transactions. Without the prior consent of Lender, Borrower shall not enter into any contracts affecting the Project with an Affiliate of Borrower. Section 8.8 Limitation on Other Debt. Borrower (and each general partner in Borrower, if any) shall not, without the prior consent of Lender, incur any Debt other than Permitted Debt. Section 8.9 Further Assurances. Borrower shall promptly (a) cure any defects in the execution and delivery of the Loan Documents, and (b) (x) other than with respect to the Notes(s), execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Lender may reasonably request to further evidence and more fully describe the collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any Liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith and to consummate fully the transaction contemplated under this Agreement and the other Loan Documents, and/or correct any discrepancies or defects in

50 203576221 connection with any releases of liens or security interest, or (y) with respect to the Note(s), Lender may require Borrower to execute a reaffirmation in the form of a replacement note in connection with (i) assignments of a Lender’s interest in the Loan, (ii) changes to any A/B Notes structure, or (iii) if Lender informs Borrower in writing that a Note was lost, stolen, destroyed or mutilated and Lender delivers a “lost note affidavit” in its customary form (which, for avoidance of doubt shall not require indemnity by Lender). Section 8.10 Estoppel Certificates. (a) Borrower, within ten (10) Business Days after request, shall furnish to Lender a statement, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and stating that no Potential Default or Event of Default has occurred, or if a Potential Default or an Event of Default has occurred, specifying the nature thereof and the action proposed to be taken with respect thereto, and such other matters as Lender reasonably may request. (b) Borrower, within ten (10) Business Days after request, shall furnish to Lender a statement, duly acknowledged, indicating any changes to the accuracy of the representations contained in Section 4.1 and/or in Article 6. Section 8.11 Notice of Certain Events. Borrower shall promptly notify Lender of (a) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (b) any notice of default received by Borrower under other obligations relating to the Project or otherwise material to Borrower’s business; (c) threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any Governmental Authority, affecting Borrower or the Project; and (d) any event or circumstance resulting in, or which would reasonably be expected to result in, a Material Adverse Effect. Section 8.12 Indemnification. Borrower shall defend, indemnify (with counsel acceptable to Lender) and hold harmless each of the Lender Indemnified Parties from and against any and all Claims, Losses and Expenses, including those arising from the joint, concurrent, or comparative negligence of any Lender Indemnified Parties, in connection with (a) any inspection, review or testing of or with respect to the Project, (b) any investigative, administrative, mediation, arbitration, or judicial proceeding, whether or not any Lender Indemnified Parties are designated a party thereto, commenced or threatened at any time (including after the repayment of the Loan) in any way related to the execution, delivery or performance of any Loan Document or to the Project, (c) any claim, demand, action or proceeding instituted by any Person claiming a Lien, and (d) any brokerage commissions or finder’s fees claimed by any broker or other party in connection with the Loan, the Project, or any of the transactions contemplated in the Loan Documents, except to the extent that such loss or damage results from the gross negligence or willful misconduct of Lender or any Lender Indemnified Party. Borrower shall have no liability under this Section 8.12 for Excluded Taxes, Taxes imposed on (or measured by) net income (however denominated), franchise Taxes, and branch profits or similar Taxes imposed on Lender, other than any such Taxes relating to indemnification for amounts other than such Taxes. This Section 8.12 shall survive the satisfaction of the Obligations in accordance with Section 11.18. Section 8.13 Compliance With Legal Requirements. Borrower shall fully, faithfully and punctually comply (and shall cause all lessees and other Persons that occupy or enter upon the Project at all times so to comply) in all material respects with all Legal Requirements and Orders of any Governmental Authority having jurisdiction over Borrower or the Project now or hereafter in effect (including any of the foregoing that heretofore have been promulgated but which are not yet in effect), in each instance as modified, amended, renewed and/or extended, which are applicable to Borrower, to the Project or any

51 203576221 portion thereof, to the use, manner of use, occupancy, possession, condition, operation, maintenance, alteration, repair, replacement, or restoration of the Project or any portion thereof or to the conduct of Borrower’s business at the Project (“Requirements”), including, without limitation, Requirements that, if violated, would cause the Project or a part thereof to be subject to forfeiture or a Lien. Notwithstanding the foregoing, Borrower may contest the validity of such Requirements so long as (a) Borrower notifies Lender that it intends to contest the same, (b) Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense, and (c) such contest will not subject Borrower, any Borrower Party or the Project to any potential civil or criminal liability or any Lien. During the term of the Loan, Borrower shall (and shall cause the holders of direction and/or indirect, legal and/or beneficial interest in Borrower to) (i) within five (5) days of receipt of the same, notify Lender and provide Lender with a copy of, any inquiry received from CFIUS or any other Governmental Authority related to Borrower’s acquisition of the Project, (ii) make any filing requested by CFIUS related to Borrower’s acquisition of the Project, (iii) cooperate with, and fully respond to any inquiries received from, CFIUS or any Governmental Authority related to CFIUS’s review and/or investigation (the “CFIUS Review”) related to Borrower’s acquisition of the Project, in each case within the time permitted by CFIUS or such Governmental Authority, as applicable, and (iv) subject to the terms and conditions hereof, take any mitigation measures requested by CFIUS and/or any Governmental Authority in connection with the CFIUS Review. Section 8.14 Single Purpose Covenants. (a) Borrower shall at all times be a Single Purpose Entity. For the purpose of this Agreement a “Single Purpose Entity” means a Person which shall at all times: (i) exist solely for the purpose of, and not engage in any business or activity other than, the owning, operating, financing, leasing and otherwise dealing with the Project, and activities incidental thereto; (ii) not acquire or own any assets other than the Project and such incidental personal property as may be necessary for the ownership and operation thereof; (iii) not incur any Debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) other than as expressly permitted by this Agreement; (iv) maintain its books and records separate from any other Person (except that such Borrower’s financial position, assets, results of operations and cash flows may be included in the consolidated financial statements of an Affiliate of Borrower in accordance with GAAP, provided that any such consolidated financial statements do not suggest in any way that such Borrower’s assets are available to satisfy the claims of its affiliate’s creditors); (v) maintain its bank accounts separate from any other Person; (vi) conduct business in its own name; (vii) hold all of its assets in its own name and not commingle its assets with those of any other Person; (viii) maintain its financial statements, accounting records and other entity documents separate from any other Person (except that such Borrower’s financial statements may be included in the consolidated financial statements of an Affiliate of Borrower in accordance with GAAP, provided that any such consolidated financial statements do not suggest in any way that such Borrower’s assets are available to satisfy the claims of its affiliate’s creditors); (ix) intend to remain solvent and pay its own liabilities and expenses (including, without limitation, salaries of its own employees) only out of its own funds; provided, however, that the foregoing shall not require Borrower’s members, partners or shareholders to make additional capital contributions to Borrower; (x) observe all organizational formalities necessary to maintain its separate existence, and not fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the applicable Legal Requirements of the jurisdiction of its organization or formation; (xi) except for capital contributions or capital distributions permitted under the terms and conditions of Borrower’s organizational documents and properly reflected on its books and records, not enter into or be party to any transaction with its partners, members, stockholders or Affiliates except in the ordinary course of its business and on terms and conditions that are intrinsically fair, commercially reasonable and are no less favorable to Borrower than would be obtained in a comparable arms-length transaction with an unaffiliated third party; (xii) maintain a sufficient number of employees in light of its contemplated business operations; provided, however, that the foregoing shall not require Borrower’s members, partners or shareholders to make additional capital contributions to Borrower;

52 203576221 (xiii) not guarantee or become obligated for the debts of any other Person; (xiv) not (1) hold out its credit as being available to satisfy the obligations of any other Person or otherwise pledge its assets to secure the obligations of any other Person or (2) hold out its credit or assets as being available to satisfy the obligations of any other Person or (3) make any loans or advances to any Person, or (4) own any stock or securities of, any Person, or (5) buy or hold evidence of indebtedness issued by any other Person, or (6) own any subsidiary, or make any investment in, any Person; (xv) not acquire obligations or securities of its partners, members, stockholders or other Affiliates, as applicable; (xvi) allocate fairly and reasonably any shared expenses (including, without limitation, office space and services performed by an employee of an Affiliate) with any other Person; (xvii) use separate stationery, invoices, and checks bearing its own name; (xviii) not pledge its assets for the benefit of any other Person or make any loans or advances to any Person; (xix) hold itself out as a separate and distinct entity under its own name and not as a division or part of any Person; (xx) correct any known misunderstanding regarding its separate and distinct identity; (xxi) intend to maintain adequate capital in light of its contemplated business obligations; provided, however, that the foregoing shall not require Borrower’s members, partners or shareholders to make additional capital contributions to Borrower; (xxii) (1) comply in all respects with the provisions of its organizational documents and (2) not amend, modify, terminate or fail to comply with the provisions of its organizational documents, in each case without the prior written consent of Lender; (xxiii) not, to the fullest extent permitted by Legal Requirements, (1) dissolve or liquidate or consolidate or terminate or transfer or otherwise dispose of all or substantially all of its assets or change its legal structure or merge with or into any other entity in whole or in part, or (2) engage in or permit any Division, or (3) take any Material Action or action that might cause such entity to become insolvent, in each case, without the unanimous written consent of all of its partners or members, as applicable, and the written consent of all directors or managers of Borrower including, without limitation, the Independent Director; (xxiv) not maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; (xxv) not fail to (1) file its own tax returns separate from those of any other Person, except to the extent that Borrower is treated as a “disregarded entity” or part of a consolidated (or combined) group for tax purposes and is not required to file its own tax returns under applicable Legal Requirements and (2) pay any taxes required to be paid under applicable Legal Requirements; provided, however, that Borrower shall not have any obligation to reimburse its equityholders or their Affiliates for any taxes that such equityholders or their Affiliates may incur as a result of any profits or losses of Borrower; (xxvi) not have any of its obligations guaranteed by an Affiliate, except as contemplated by the Loan Documents; (xxvii) not identify itself as a department or division of any other Person; (xxviii) intentionally deleted; and (xxix) have organizational documents that provide that (1) upon the occurrence of any event that causes the last remaining member of Borrower (“Member”) to cease to be the member of Borrower (other than (x) upon an assignment by Member of all of its limited liability company interest in Borrower and the admission of the transferee in accordance with the Loan Documents and Borrower’s operating agreement, or (y) the resignation of Member and the admission of an additional member of Borrower in accordance with the terms of the Loan Documents and Borrower’s operating agreement), the personal representative of Member shall, within ninety (90) days, agree in writing to continue the existence of Borrower and to the admission of such personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that caused Member to cease to be a member of Borrower, and any Person acting as the Independent Director of Borrower shall, without any action of any other Person and simultaneously with the Member ceasing to be the member of Borrower, automatically be admitted to Borrower (“Special Member”) and shall continue Borrower’s existence without dissolution and (2) Special Member may not resign from Borrower or transfer its rights as Special Member or be removed as Special Member unless (x) a successor Special Member has been admitted to Borrower as Special Member in accordance with requirements of the Act and (y) such successor Special Member has also accepted its appointment as the Independent Director. Borrower’s organizational documents shall further provide that (v) Special Member shall automatically cease to be a member of Borrower upon the admission to Borrower of a substitute Member, (w) pursuant to Section 18-301 of the Act, Special Member shall be a member of Borrower that has no interest in the profits, losses and capital

53 203576221 of Borrower and has no right to receive any distributions of Borrower assets, (x) pursuant to Section 18-301 of the Act, Special Member shall not be required to make any capital contributions to Borrower and shall not receive a limited liability company interest in Borrower, (y) Special Member, in its capacity as Special Member, may not bind Borrower and (z) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Borrower, including, without limitation, the merger, Division, consolidation or conversion of Borrower; provided, however, such prohibition shall not limit the obligations of Special Member, in its capacity as Independent Director, to vote on such matters required by Borrower’s operating agreement. In order to implement the admission to Borrower of Special Member, Special Member shall execute a counterpart to Borrower’s operating agreement. Prior to its admission to Borrower as Special Member, Special Member shall not be a member of Borrower. Neither Borrower nor any member or Affiliate of Borrower may remove an Independent Director or Special Member without Lender’s prior consent. Any action initiated by or brought against Member or Special Member under any Creditors Rights Law shall not cause Member or Special Member to cease to be a member of Borrower and upon the occurrence of such an event, the existence of Borrower shall continue without dissolution. Borrower’s operating agreement shall also provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve Borrower upon the occurrence of any action initiated by or brought against Member or Special Member under any Creditors Rights Law, or the occurrence of an event that causes Member or Special Member to cease to be a member of Borrower. The organizational documents of Borrower shall provide an express acknowledgment that Lender is an intended third party beneficiary of the “special purpose” provisions of such organizational documents. For the avoidance of doubt, compliance with the immediately preceding six sentences shall also comprise elements of the definition of “Single Purpose Entity.” (b) The organizational documents of Borrower (where Borrower is a corporation or a single member limited liability company formed under the Act) shall include the following provisions: (i) at all times there shall be, and Borrower shall cause there to be, at least one (1) Independent Director; (ii) the board of directors or managers of Borrower shall not take any Material Action which, under the terms of any certificate of incorporation, by laws, voting trust agreement with respect to any common stock, articles of organization or operating agreement requires unanimous vote of the board of directors or managers of Borrower or Borrower’s sole member, as applicable, unless at the time of such action there shall be at least one member of the board of directors or managers who is an Independent Director; (iii) Borrower shall not, without the unanimous written consent of its board of directors or managers, including the Independent Director, or its sole member and the Independent Director, as applicable, on behalf of itself or Borrower, as the case may be, take any Material Action or any action that might cause such entity to become insolvent, and when voting with respect to such matters, the Independent Director shall, to the fullest extent permitted by law, including Section 18-1101(c) of the Act, and notwithstanding any duty otherwise existing at law or in equity, consider only the interests of Borrower (including its creditors), and except for its duties to Borrower with respect to voting on matters as set forth immediately above (which duties shall extend to the constituent equity owners of Borrower solely to the extent of their respective economic interests in Borrower but shall exclude (1) all other interests of such constituent equity owners, (2) the interests of other affiliates of Borrower, and (3) the interests of any group of affiliates of which Borrower is a part), the Independent Director shall not have any fiduciary duties to such constituent equity owners, any officer or any other Person; provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing; and (iv) no Independent Director of Borrower may be removed or replaced other than as a result of an Independent Director Event, and (except in the case of the death, incapacity or resignation of the Independent Director) any such removal or replacement shall not occur unless Borrower provides Lender with not less than five (5) Business Days’ prior written notice of (1) any proposed removal of an Independent Director, together with a statement as to the reasons for such removal, and (2) the identity of the proposed replacement Independent Director, together with a certification that such replacement satisfies the requirements set forth in the organizational documents for an

54 203576221 Independent Director; provided, however, no resignation or removal of an Independent Director shall be effective until a successor Independent Director is appointed and has accepted his or her appointment. Section 8.15 Cooperation. (a) Borrower acknowledges that Lender and its successors and assigns may without notice to or consent from Borrower (i) sell this Agreement, the Mortgage, the Note, the other Loan Documents, and any and all servicing rights thereto to one or more investors as a whole loan, (ii) participate the Loan to one or more investors, (iii) deposit this Agreement, the Note and the other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell or encumber the Loan or interests therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as a “Secondary Market Transaction”). Borrower shall reasonably cooperate with Lender in effecting any such Secondary Market Transaction and shall reasonably cooperate to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction. Borrower further agrees that Lender may, without any notice to or consent from Borrower, disseminate to any such actual or potential purchaser(s), assignee(s), investor(s), lender(s), trust(s), or participant(s) all documents and information (including all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Project and its operation; (b) any party connected with the Loan (including Borrower, any Borrower Party, any partner of Borrower or any Borrower Party, any constituent partner or member of Borrower or any Borrower Party), and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. Borrower shall provide such information and documents (and updated information and documents) relating to Borrower, Guarantor and the Project as Lender may reasonably request in connection with such Secondary Market Transaction, together with such opinion(s) of counsel as Lender may reasonably request. In addition, Borrower shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share all such information with the investment banking firms, rating agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Borrower to Lender may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by Borrower. Borrower also agrees to execute any amendment of or supplement to this Agreement and the other Loan Documents as Lender may reasonably request in connection with any Secondary Market Transaction, provided that such amendment or supplement does not change any of the economic terms of the Loan or materially increase Borrower’s non-monetary Obligations or materially diminish Borrower’s rights under this Agreement and the other Loan Documents. Borrower shall not be responsible for any costs or expenses in connection with any Secondary Market Transaction, except that Borrower shall pay its own legal expenses in complying with requests made under this Section 8.15. In the event of any such sale, assignment, encumbrance, grant or participation, Lender and the parties to such transaction will share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. (b) Lender shall have the right, at any time, to modify the Loan in order to create one or more notes of equal or varying priority and/or interest rates (including, without limitation, so-called “A/B Notes”); provided, that: (i) the Principal Balance of the Loan as of the effective date of such modification equals the Principal Balance of the Loan immediately prior to such modification; and (ii) the weighted average stated interest rate of all such notes on the date created shall equal the stated interest rates that were applicable to the Loan immediately prior to such modification of the Loan. Lender shall have the right to modify the Loan in accordance with this Section 8.15(b) upon notice to Borrower in which event such modification shall then be deemed effective. If requested by Lender, Borrower shall promptly execute an amendment to this Agreement, the Note and the other Loan Documents to evidence such modification;

55 203576221 provided that such amendment shall have no materially adverse tax consequences to Borrower or any of its direct or indirect owners, nor shall such amendment change any of the economic terms of the Loan or materially increase Borrower’s non-monetary Obligations or materially diminish Borrower’s rights under this Agreement and the other Loan Documents. Borrower shall not be responsible for Lender’s costs and expenses incurred in connection with this Section 8.15(b), provided that Borrower shall, at its own expense, cooperate with all reasonable requests of Lender in order to establish the “component” notes and shall execute and deliver such documents as shall reasonably be required by Lender in connection therewith. (c) The indemnity, defense and release obligations of Borrower under the Loan Documents (including under Section 4.3 and Section 8.12) will also apply with respect to and in favor of any investor, trust, purchaser, assignee, lender or participant. Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section 8.15, Lender may (without notice to Borrower and without payment of any fee) at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank or a Federal Home Loan Bank; provided that no such pledge or assignment will release Lender from its obligations thereunder. In the event Lender sells or assigns the Loan and the Loan Documents, Lender will endeavor to give Borrower notice thereof (without liability for failure to so deliver such notice). Notwithstanding the foregoing, provided that no Event of Default exists, Lender will not assign, pledge or otherwise transfer the Loan, in whole or in part, to Existing Tenant. (d) At the option of Lender, the Loan may be serviced by a master servicer, primary servicer, special servicer and/or trustee (any such master servicer, primary servicer, special servicer, and trustee, together with its agents, nominees or designees, are collectively referred to as “Servicer”) selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to Servicer pursuant to a pooling and servicing agreement, servicing agreement, special servicing agreement or other agreement providing for the servicing of one or more mortgage loans (collectively, the “Servicing Agreement”) between Lender and Servicer. Borrower shall not be responsible for payment of the regular monthly master servicing fee or trustee fee due to Servicer under the Servicing Agreement or any fees or expenses required to be borne by, and not reimbursable to, Servicer. Notwithstanding the foregoing, Borrower shall promptly reimburse Lender on demand for (i) interest payable on advances made by Servicer with respect to delinquent debt service payments (to the extent charges are due under this Agreement and interest at the Default Rate actually paid by Borrower in respect of such payments is insufficient to pay the same) and expenses paid by Servicer or trustee in respect of the protection and preservation of the Project (including, without limitation, payments of Taxes and insurance premiums) and (ii) all of the following costs and expenses, liquidation fees, workout fees, special servicing fees, operating advisor fees or any other similar fees payable by Lender to Servicer: (A) as a result of an Event of Default or the Loan becoming specially serviced, an enforcement, refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” of the Loan Documents or of any insolvency or bankruptcy proceeding; (B) any liquidation fees, workout fees, special servicing fees, operating advisor fees or any other similar fees that are due and payable to Servicer under the Servicing Agreement or the trustee, which fees may be due and payable under the Servicing Agreement on a periodic or continuing basis; (C) the costs of all property inspections and/or appraisals of the Project (or any updates to any existing inspection or appraisal) that Servicer or the trustee may be required to obtain (other than elective inspections and/or appraisals and the cost of regular annual inspections required to be borne by Servicer under the Servicing Agreement); or (D) any special requests made by Borrower or Guarantor during the term of the Loan including, without limitation, in connection with a prepayment, assumption or modification of the Loan. Section 8.16 Reserved.

56 203576221 Section 8.17 Financial Covenants. Borrower shall cause Guarantor to maintain throughout the term of the Loan (a) a consolidated net worth of not less than $50,000,000.00 (exclusive of its interest in the Project), as reasonably determined by Lender, and (b) minimum liquidity of $17,100,000.00 (consisting only of available cash and/or readily marketable securities traded on a major U.S. domestic, public stock exchange). Lender shall test Guarantor’s net worth, liquidity and contingent liabilities on an annual basis. The foregoing financial requirements and covenants imposed upon Guarantor are referred to in this Agreement as the “Financial Covenants.” With respect to Guarantor’s minimum liquidity, liquid assets shall be deemed to include only cash and cash equivalents, obligations of the U.S. government supported by its full faith and credit, certificates of deposit issued by commercial banks which at all times are rated in the highest short-term rating category by each Rating Agency, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations and liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market, none of which liquid assets have been pledged, encumbered or otherwise restricted in use, including, without limitation, by operation of any applicable cash management system. Section 8.18 Reserved. Section 8.19 Accounts. (a) Borrower represents, warrants and covenants that there are and shall be no deposit, securities or similar accounts (other than the Accounts and the Operating Account) maintained by Borrower or any other Person (other than Property Manager and Existing Tenant for their own accounts) with respect to the Project. Borrower shall promptly (i) deposit or cause to be deposited all Operating Revenues into the Lockbox Account and (ii) send a notice, substantially in the form of Exhibit B, to all tenants now or hereafter occupying space at the Project directing them to pay all sums due under their respective Leases (including, without limitation, rents and any lease termination payments) into the Lockbox Account. (b) Borrower agrees that, until the Obligations are indefeasibly satisfied in full, neither Borrower nor any other Person shall (i) close the Lockbox Account, (ii) open any accounts for the operations of the Project except for the Accounts, the Operating Account, and any other accounts approved by Lender in its sole discretion (other than accounts maintained by Property Manager and/or Existing Tenant for their own accounts) or (iii) rescind, withdraw or change the directions sent pursuant to Section 8.19(a) without Lender’s prior written consent. The foregoing shall not prohibit Borrower from opening, maintaining and utilizing one or more separate accounts for the disbursement or retention of funds that have been transferred to Borrower to the extent permitted under this Agreement and the other Loan Documents and provided that, prior to the use of such separate accounts, Borrower pledges and grants to Lender a security interest in all such funds and accounts as additional security for the Loan and enters into a control agreement(s) evidencing and/or securing such pledge as Lender shall require. (c) Borrower hereby pledges and grants to Lender a security interest in the Lockbox Account, the other Accounts and in all such funds and accounts as additional security for the Obligations and shall enter into such control agreement(s) evidencing and/or securing such pledge as Lender shall require. (d) Borrower acknowledges that if Depositary Bank sets off and/or charges the Lockbox Account for any fees or expenses, within fifteen (15) days of such set off or charge, Borrower shall deposit, or shall cause to be deposited, into the Lockbox Account an amount equal to such set off or charge.

57 203576221 (e) During a Cash Sweep Period or Event of Default, Borrower shall provide to Lender electronic access to the Accounts. Section 8.20 ERISA. Borrower shall not establish any pension plan for employees which would cause Borrower to be subject to the ERISA. However, the foregoing shall not prohibit Borrower from being a party to any collective bargaining agreement for its employees which provides for pension plan contributions. Section 8.21 No Cross-Default or Cross-Collateralization. (a) Borrower shall not (i) enter into any agreement under which, the default by Borrower may result in a Potential Default or an Event of Default under this Agreement or any of the other Loan Documents, or (ii) grant a Lien on any of the collateral for the Obligations to secure any obligation of Borrower under any agreement with any Person other than Lender related to the Loan. (b) Borrower shall not be a party to, or be bound by, any so-called integrated cash management arrangement or similar treasury management agreement with any of its Affiliates or sponsors. Section 8.22 No Cessation of Business. Borrower shall not cease, or threaten to cease, to carry on its business operations as they exist on the date hereof. Section 8.23 No Cash Distributions. While an Event of Default or any Cash Sweep Period exists, Borrower shall not declare or pay any dividend or make any other distribution to its interest owners, directly or indirectly, issue any further ownership interests or alter any rights attaching to its issued ownership interests as at the date of this Agreement, or repay or redeem any of its invested capital. Any fees payable by Borrower to Guarantor, any of their respective affiliates, principals, partners, sureties or any related Person shall be subordinate to Debt Service on the Loan. Section 8.24 Reserved. Section 8.25 Reserved. ARTICLE 9 EVENTS OF DEFAULT Each of the following shall constitute an “Event of Default” under the Loan: Section 9.1 Payments. Borrower’s failure to pay (w) any regularly scheduled installment of principal due under this Agreement or the Note on its due date, (x) interest or other regularly scheduled amount due under this Agreement or the Loan Documents, (y) the Loan at the Maturity Date, whether by acceleration or otherwise, or (z) any other amount required to be paid by Borrower hereunder or under any of the other Loan Documents within the time periods applicable to any such payment after notice by Lender to Borrower as set forth herein or therein, or if no time period and/or notice period is expressly set forth, within five (5) Business Days after Lender’s demand therefor. Section 9.2 Insurance. (a) Borrower’s failure to maintain insurance as required under Section 3.1 of this Agreement or (b) in the event that a copy of the insurance policy with respect to a specific insurance coverage has not already been delivered to Lender, the failure of Borrower to deliver such insurance policy within thirty (30) days after the date hereof or (c) the failure of any certificate of insurance delivered to Lender to accurately reflect in any respect the insurance coverage provided under

58 203576221 the insurance policy to which such certificate of insurance relates which inaccuracy Borrower fails to correct within five (5) Business Days after the earlier of Borrower’s knowledge or Borrower’s receipt of written notice of the same from Lender (provided that Borrower shall be entitled to such notice and cure period only if no casualty, damage, injury or other event which could give rise to a claim under policies of insurance required under Section 3.1 if such insurance policies were in fact in place has occurred).. Section 9.3 Sale, Encumbrance, etc. The Transfer of any part or all of the Project, or any interest therein, or of any interest in Borrower, in violation of Section 8.1. Section 9.4 Covenants. Borrower’s failure to perform or observe any of the agreements and covenants contained in this Agreement, the Indemnity Agreement or in any of the other Loan Documents, and the continuance of such failure for thirty (30) days after notice by Lender to Borrower; however, subject to any shorter period for curing any failure as specified in any of the other Loan Documents or required by Legal Requirements. Borrower shall have an additional sixty (60) days to cure such failure if (a) such failure does not involve the failure to make payments on a monetary obligation; (b) such failure cannot reasonably be cured within thirty (30) days; (c) Borrower is diligently undertaking to cure such default, and (d) Borrower has provided Lender with security reasonably satisfactory to Lender against any interruption of payment or impairment of collateral as a result of such continuing failure. The notice and cure provisions of this Section 9.4 do not apply to the other Events of Default described in this Article 9. Section 9.5 Representations and Warranties. Any certification, representation or warranty made in, or pursuant to, any Loan Document proves to be untrue in any material respect when made or deemed made; provided, however, (a) if (1) such representation or warranty that is false or misleading is inadvertent, immaterial and non-recurring, (2) if such falsehood is curable, and (3) Borrower (or Guarantor, as applicable) shall promptly cure such falsehood within (x) five (5) days after the earlier of Borrower’s knowledge thereof or Borrower receiving written notice from Lender of the same; and (b) it shall not be deemed an Event of Default hereunder if a representation or warranty becomes false or misleading solely due to any changes in facts or circumstances occurring since the date of this Agreement that were not caused by the occurrence of a Potential Default or Event of Default (in each case, other than by operation of this Section 9.5) provided Borrower (or Guarantor) gives notice to Lender of such false or misleading representation and warranty and the related changes in facts or circumstances within five (5) days after Borrower’s knowledge thereof. Section 9.6 Single Purpose Entity. The failure of Borrower to maintain its status as a Single Purpose Entity. Section 9.7 Involuntary Bankruptcy or Other Proceeding. Commencement of an involuntary case or other proceeding against Borrower, any Borrower Party or any other Person having an ownership or security interest in the Project (each, a “Bankruptcy Party”) which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any Creditors’ Rights Law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Bankruptcy Code. Section 9.8 Voluntary Petitions, etc. Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any Creditors’ Rights Law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment

59 203576221 for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing. Section 9.9 Reserved. Section 9.10 Misapplication or Misappropriation of Funds. Borrower’s material misapplication or misappropriation of (a) Reserve Funds, funds disbursed from the Reserve Funds, or any proceeds of the Loan disbursed pursuant to Section 2.6, or (b) security deposits in violation of the Leases. Section 9.11 Failure To Make Deposits. Borrower’s failure to deliver to Lender the impounds required in accordance with Section 3.4 (if required). Section 9.12 Lease. The material default by Borrower under the Existing Lease (or any replacement Lease thereof) that continues beyond applicable notice and/or cure periods thereunder which gives Existing Tenant (or the tenant under a replacement Lease thereof) cause to terminate the Existing Lease or any replacement Lease thereof) or materially offset the rent due thereunder, or any termination of such Lease without Lender’s prior written consent. Section 9.13 Anti-Terrorism and Anti-Money Laundering. The failure of Borrower or any of its Affiliates to comply with the provisions of Article 13. Section 9.14 Other Loan Documents. The occurrence of a default, Default, event of default, or Event of Default (beyond the expiration of any applicable notice or cure periods) under any of the other Loan Documents. Section 9.15 Other Defaults. The occurrence of a default under (w) 2.8, 2.9, 4.2(b), 4.2(f), 4.2(g), 4.2(j), 4.2(o), 5.2, 5.3(e), (f) or (g)) (unless voided by Lender), 8.3, 8.4(d) or (e), 8.5, 8.6 (a) or (b), 8.7, 8.8, 8.11, 8.17, 8.19, 8.21, 8.22, or 8.23; provided, that a default under the first sentence of 8.6(a) shall not constitute an Event of Default if (A) such default was inadvertent, immaterial and non-recurring, and (B) such failure is curable and Borrower shall cure such violation within five (5) days after Borrower’s first obtaining knowledge of such default, or (x) under Section 2.6 (other than any provisions requiring payment by Borrower thereunder, which shall be governed by the terms and conditions of Section 9.1 above), 4.2 (except those subsections thereof specified in Section 9.15(x) above), 5.3(c) or (d), 8.4(a) (other than the first two sentences thereof), 8.4(b) and, in each case, of such provisions set forth in this clause (b), such default continues for ten (10) days, or (y) under Sections 5.3(a) or 5.3(b) that continues for ten (10) days after the earlier of (1) Borrower’s knowledge of such failure or (2) notice by Lender to Borrower; or (z) under Section 8.2, unless (i) there is sufficient money in the Tax and Insurance Escrow Account for payment of amounts then due and payable, Lender’s access to such money has not been constrained or restricted in any manner, fails to disburse such amounts for such purposes when required to do so under the Loan Documents. Section 9.16 ERISA. The assets of any Loan Party become “plan assets” within the meaning of Department of Labor regulation 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, of any “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to Title I of ERISA, any “plan” within the meaning of Section 4975 of the Code that is subject to Section 4975 of the Code or any entity the underlying assets of which are deemed to include plan assets. Notwithstanding anything herein or in the other Loan Documents to the contrary, if an Event of Default occurs (after expiration of any applicable cure periods in this Article 9 or any of the other Loan Documents), no Borrower nor any other Borrower Party shall have a right to cure such Event of Default, and Lender

60 203576221 shall have no obligation to accept such cure. Any such Event of Default shall exist unless waived in accordance with Section 11.2 of this Agreement. ARTICLE 10 REMEDIES Section 10.1 Remedies - Insolvency Events. Upon the occurrence of any Event of Default described in Section 9.7 or Section 9.8, the obligations of Lender to advance amounts hereunder shall automatically and immediately terminate, and all amounts due under the Loan Documents automatically and immediately shall become due and payable, all without notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of any kind, all of which are hereby expressly waived by Borrower; provided; however, that if the Bankruptcy Party under Section 9.7 or Section 9.8 is other than Borrower, then all amounts due under the Loan Documents shall become immediately due and payable at Lender’s election, in Lender’s sole discretion. Section 10.2 Remedies - Other Events. Except as set forth in Section 10.1 above, while any Event of Default exists, Lender may (a) by notice to Borrower, declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, (b) terminate the obligation, if any, of Lender to advance amounts hereunder, and (c) exercise all rights and remedies therefor under the Loan Documents and at law or in equity. Section 10.3 Lender’s Right to Perform the Obligations. If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of such Event of Default, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and, subject to the rights of tenants under Leases, shall have the right to enter upon the Project at reasonable times for such purpose and to take all such action thereon and with respect to the Project as it may deem necessary or appropriate. If Lender shall elect to pay any sum due with reference to the Project, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Additionally, if any Hazardous Materials adversely affect or if Lender determines in its discretion that Hazardous Materials threaten to adversely affect human health or the Environment at or the value of the Project, Lender may, but shall not be obligated to, take such action as it deems necessary or advisable in order to identify, investigate, prevent, remove, reduce, abate or eliminate the actual or threatened exposure to or Release of any Hazardous Materials. Borrower shall indemnify, defend (with counsel acceptable to Lender), covenants not to sue and shall hold Lender Indemnified Parties harmless from and against any and all Claims, Losses and Expenses whatsoever asserted against, suffered or incurred by or imposed upon on or accruing to them by reason of any acts performed by Lender pursuant to the provisions of the Loan Documents (including the Indemnity Agreement and this Section 10.3), including those arising from the joint, concurrent, or comparative negligence of Lender, except to the extent that such loss or damage results from Lender’s gross negligence or willful misconduct. All sums paid by Lender pursuant to this Section 10.3, and all other sums expended by Lender to which it shall be entitled to be indemnified under this Loan Agreement, the Indemnity Agreement or other Loan Documents, together with interest thereon

61 203576221 at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loan, shall be secured by the Loan Documents and shall be paid by Borrower to Lender upon demand. ARTICLE 11 MISCELLANEOUS Section 11.1 Notices. Any approval, confirmation, consent, demand, determination, notice, request or other communication required or permitted to be given under this Agreement or any other Loan Documents shall be in writing and either shall be sent by overnight air courier service, personally delivered to a representative of the receiving party. All such communications shall be sent or delivered, addressed to the party for whom it is intended at its address set forth below. If to Borrower: Complex Therapeutics LLC 3963 Maple Avenue, Suite 350 Dallas, Texas 75219 Attention: [****] Email: [****] Attention: [****] Email: [****] With a copy to: Procopio, Cory, Hargreaves & Savitch LLP 12544 High Bluff Drive, Suite 400 San Diego, California 92130 Attention: David L. Crawford Email: david.crawford@procopio.com With a copy to: CBRE, Inc. 2221 Rosecrans Avenue El Segundo, California 90245 Attention: [****] Email: [****] cc: [****] Email: [****] With a copy to: CBRE, Inc. 700 Commerce Drive, Suite 450 Oak Brook, Illinois 60523 Attention: [****] If to Lender: Guggenheim Real Estate, LLC c/o Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, Suite 500 Santa Monica, California 90401 Attention: Head of Real Estate E-Mail: [****]

62 203576221 With a copy to: Guggenheim Real Estate, LLC c/o Guggenheim Partners Investment Management, LLC 1 N. Brentwood Boulevard, Suite 910 St. Louis, Missouri 63105 Attention: [****] E-Mail: [****] With a copy to: Norton Rose Fulbright US LLP 7676 Forsyth Boulevard, Suite 2230 St. Louis, Missouri 63105 Attention: [****] E-Mail: [****] Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered or (2) on the first (1st) Business Day after deposit with an overnight air courier service, in each case to the address of the intended addressee (except as otherwise provided in the Mortgage), and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be. Either party may designate a change of address by notice to the other by giving at least ten (10) days prior notice of such change of address. Notwithstanding anything to the contrary set forth herein or in any other Loan Documents, notices under each Loan Document shall be permitted to be given by electronic mail so long as such notice is transmitted to the electronic mail addresses of the recipient set forth in and a copy of such notice is also sent by one of the other permitted notice methods under such Loan Document. For purposes of the foregoing, Borrower’s and Guarantor’s electronic mail address for notices is [****], with copies to [****] and [****]. Notwithstanding anything contained in this Agreement or the other Loan Documents to the contrary, the parties hereto agree that (i) Lender will endeavor to provide copies of any default notices and notices regarding any exercise of rights and remedies sent to Borrower to each “copy to” addressee of Borrower, and (ii) although Lender will endeavor to deliver a copy of any other notice to each “copy to” addressee, the failure of Lender to so deliver a copy of such notice to such “copy to” addressee will in no way affect the validity or effectiveness of the delivery of any notice to Borrower. Section 11.2 Amendments and Waivers. No amendment or waiver of any provision of the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought. For the avoidance of doubt, nothing herein or in any of the other Loan Documents shall be, or shall be deemed to constitute, a waiver, amendment, modification, forbearance or extension with respect to the Loan or the other Loan Documents other than in accordance with the express terms and conditions hereof for the limited and express purposes contemplated hereby. In addition, no single or multiple waivers, amendments, modifications, forbearances or extensions, whether previously entered into or entered into in the future, shall constitute, or be deemed to constitute, a course of dealing creating any additional obligation to waive, amend, modify, forbear or extend any obligations or conditions under any of the Loan Documents, unless expressly agreed in writing by the parties hereto. Section 11.3 Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury Legal Requirements. Accordingly, all agreements between Borrower, on one hand, and Lender, on the other hand, with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by Legal Requirements. If the Loan would be usurious under applicable Legal Requirements (including the Legal Requirements of the State of New York, the State and

63 203576221 the U.S.), then, notwithstanding anything to the contrary in the Loan Documents: (1) the aggregate of all consideration which constitutes interest under applicable Legal Requirements that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable Legal Requirements, and any excess shall be credited on the Note by the holder thereof (or, if the Note has been paid in full, refunded to Borrower); and (2) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable Legal Requirements. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable Legal Requirements, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable Legal Requirements, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if previously paid, shall be credited on the Note (or, if the Note has been paid in full, refunded to Borrower). The terms and provisions of this Section 11.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the Legal Requirements of the State of New York, without giving effect to New York’s principles of conflicts of laws, except that if at any time U.S. federal Legal Requirements permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the Legal Requirements of the State of New York (whether such U.S. federal Legal Requirements directly so provide or refer to the Legal Requirements of any state), then such U.S. federal Legal Requirements shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents. Section 11.4 Invalid Provisions. If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable. Section 11.5 Reimbursement of Expenses; No Reliance Rights. Borrower shall promptly upon request pay all out-of-pocket expenses incurred by Lender in connection with the origination of the Loan and the preparation, negotiation, execution and delivery of the Loan Documents, including, without limitation, fees and expenses of Lender’s environmental, engineering, insurance and other consultants, premiums for title insurance and endorsements thereto and fees, charges or taxes for the recording or filing of Loan Documents, and the reasonable fees and expenses of Lender’s attorneys, whether incurred by Lender prior to, on or after the date hereof. Borrower shall also promptly upon request from time to time pay all expenses of Lender in connection with (i) the administration of the Loan, including, without limitation, amendments, modifications, consents, waivers, audit costs, inspection fees, settlement of condemnation and casualty awards, expenses, charges and expenses of any other architectural/engineering consultants, and (ii) the assignment, participation or syndication of the Loan. Borrower shall promptly upon request reimburse Lender for all amounts expended, advanced or incurred by Lender to collect the Note, or to enforce the rights of Lender under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Lender under the Loan Documents or with respect to the Project (by litigation or other proceedings), which amounts will include, without limitation, all court costs, reasonable attorneys’ fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Lender, all of which shall constitute part of the Loan and shall be secured by the Loan Documents.

64 203576221 Notwithstanding the foregoing, Borrower shall determine for itself the accuracy and adequacy of any information obtained or the findings presented by any consultant or other advisor retained or approved by Lender and Borrower shall have no cause of action or other right against Lender based on its reliance upon any investigations, findings or conclusions made by Lender or any consultant or advisor that Lender retains or approves. Borrower shall indemnify, defend (with counsel acceptable to Lender), covenant not to sue and hold Lender Indemnified Parties harmless from and against any Claims, Losses and Expenses asserted against, suffered or incurred by or imposed upon any of the Lender Indemnified Parties resulting or arising from or in connection with Borrower’s (or other Persons to whom Borrower provides such information) reliance on the facts, findings, recommendations or conclusions of any consultant or other advisor retained or approved by Lender in connection with the Project, the Loan or the Loan Documents. Section 11.6 Approvals; Third Parties; Conditions. All approval rights retained or exercised by Lender with respect to leases, contracts, plans, studies and other matters are solely to facilitate the Lender’s credit underwriting, and shall not be deemed or construed as a determination that Lender have passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Lender and Borrower and may not be enforced, nor relied upon, by any Person other than Lender and Borrower. All conditions to the obligations of Lender hereunder, including the obligation to make the Loan, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender’s sole discretion. Section 11.7 Lender Not in Control; No Partnership. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs or management of Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrower, on the one hand, and Lender, on the other hand, is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Lender, and Borrower or to create an equity in the Project in Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Project or the Loans, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (a) Lender shall not be construed as (i) a partner, joint venturer, agent, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners or (ii) having a common interest in profits or income between Lender and Borrower, or to create an equity interest in the Project in Lender, and Lender intends to never assume such status; (b) Lender shall not in any event be liable for any Debts, costs, liabilities, expenses or losses incurred or sustained by Borrower; and (c) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members or partners. Section 11.8 Time of the Essence. Time is of the essence with respect to this Agreement. Section 11.9 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, Lender and Borrower and the respective successors and assigns of Lender and Borrower, provided that neither Borrower nor any other Borrower Party shall, without the prior consent of Lender, assign or attempt to assign any rights, duties or obligations hereunder or under any other Loan Document.

65 203576221 Section 11.10 Renewal, Extension or Rearrangement. All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan. Section 11.11 Waivers. NO COURSE OF DEALING ON THE PART OF LENDER, ITS OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS, NOR ANY FAILURE OR DELAY BY LENDER WITH RESPECT TO EXERCISING ANY RIGHT, POWER OR PRIVILEGE OF LENDER UNDER ANY OF THE LOAN DOCUMENTS, SHALL OPERATE AS A WAIVER THEREOF. WITHOUT LIMITING THE FOREGOING, BORROWER ACKNOWLEDGES THAT LENDER SHALL HAVE THE RIGHT TO EXERCISE ANY OF ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS AT ANY TIME THAT AN EVENT OF DEFAULT HAS OCCURRED, WHETHER THE SAME SHALL BE MONETARY OR NON-MONETARY IN NATURE. IF LENDER ACCEPTS ANY PAYMENT(S) UNDER THE LOAN DOCUMENTS WITH KNOWLEDGE OF ANY EVENT OF DEFAULT, THEN SUCH ACCEPTANCE OF PAYMENT(S) SHALL NOT BE DEEMED A WAIVER OF SUCH EVENT OF DEFAULT. LENDER MAY ACCEPT ANY PAYMENT(S) AND THEREAFTER ENFORCE ITS RIGHTS AND REMEDIES ON ACCOUNT OF ANY EVENT OF DEFAULT THAT OCCURRED BEFORE OR AT THE TIME OF SUCH PAYMENT(S). Section 11.12 Cumulative Rights. Rights and remedies of Lender under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy. Section 11.13 Singular and Plural. Words used in this Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa. Section 11.14 Phrases. When used in this Agreement and the other Loan Documents, the phrase “including” shall mean “including, but not limited to” and “including, without limitation,” the phrase “satisfactory to Lender” shall mean “in form and substance satisfactory to Lender in all respects,” the phrase “with Lender’s consent” or “with Lender’s approval” shall mean such consent or approval at Lender’s discretion, and the phrase “acceptable to Lender” shall mean “acceptable to Lender at Lender’s sole discretion.” Section 11.15 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein. Section 11.16 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto. Section 11.17 Lender’s Promotional Material. Borrower authorizes Lender to issue press releases, advertisements and other promotional materials in connection with Lender’s own promotional and marketing activities, and describing the Loan in general terms or in detail and Lender’s participation in the Loan. All references to Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by Lender in advance of issuance.

66 203576221 Section 11.18 Survival. All of the representations, warranties, covenants, and indemnities hereunder (including environmental matters in the Indemnity Agreement), and under the indemnification provisions of the other Loan Documents shall survive the repayment in full of the Loan and the release of the Liens evidencing or securing the Loan, and shall survive the Transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Project to any party, whether or not an Affiliate of Borrower. Section 11.19 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LEGAL REQUIREMENTS, BORROWER, ON THE ONE HAND, AND LENDER, ON THE OTHER HAND, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR THE PROJECT (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS AGREEMENT. Section 11.20 Waiver of Punitive or Consequential Damages. NEITHER LENDER NOR BORROWER SHALL BE RESPONSIBLE OR LIABLE TO THE OTHER OR TO ANY OTHER PERSON FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THE LOAN OR THE TRANSACTION CONTEMPLATED HEREBY, INCLUDING ANY BREACH OR OTHER DEFAULT BY ANY PARTY HERETO. Section 11.21 Governing Law/Jurisdiction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK’S PRINCIPLES OF CONFLICTS OF LAW). BORROWER AND LENDER HEREBY IRREVOCABLY (I) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, (II) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (III) WAIVE ANY CLAIM THAT SUCH PROCEEDINGS OR ACTIONS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND (IV) WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH ACTION OR PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. LENDER AND BORROWER HEREBY AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO LENDER OR BORROWER, AS APPLICABLE, AT THE ADDRESS FOR NOTICES PURSUANT TO SECTION 11.1, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

67 203576221 Section 11.22 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between Lender, on the one hand, and Borrower and Borrower Parties on the other hand, and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. Section 11.23 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document; provided, however, in making proof of this Agreement, it shall be unnecessary to produce or account for more than one counterpart to which signatures (acknowledged as applicable) from other counterparts may be attached. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document by facsimile or electronic image (including, without limitation, “pdf,” “tif” or “jpg” format) will be effective as a delivery of an original of a manually executed counterpart of this Agreement or such other Loan Document with the same force and effect as if such facsimile or electronic image signature page was an original thereof. Each party intends to be bound by any such facsimile and electronic image signatures, is aware that the other party will rely on such signatures, and shall not raise, and waives, any defense to, the validity, binding nature of, or enforceability of this Agreement or such other Loan Document based on the form of signature. An original executed counterpart shall be delivered by, or on behalf of, Borrower and Guarantor to Lender following delivery of the facsimile or electronic image, but the failure to deliver such original executed counterpart shall not affect the validity, binding nature, or enforceability of this Agreement or such other Loan Document. BORROWER AND LENDER AGREE THAT ELECTRONIC SIGNATURES OF THE PARTIES, WHETHER DIGITAL OR ENCRYPTED, IF AND AS INCLUDED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE INTENDED TO AUTHENTICATE THIS WRITING AND TO HAVE THE SAME FORCE AND EFFECT AS MANUAL SIGNATURES. “ELECTRONIC SIGNATURE” MEANS ANY ELECTRONIC SOUND, SYMBOL OR PROCESS ATTACHED TO OR LOGICALLY ASSOCIATED WITH A RECORD AND EXECUTED AND ADOPTED BY A PARTY WITH THE INTENT TO SIGN SUCH RECORD, INCLUDING FACSIMILE OR E MAIL ELECTRONIC SIGNATURES. Section 11.24 Waiver of Set-Off. Borrower hereby irrevocably waives the right to assert any counterclaim (except mandatory counterclaims) in any action or proceeding brought against it by Lender or its respective agents or otherwise to offset any obligation to make the payments required by the Loan Documents. No failure by Lender to perform any of its obligations hereunder shall be a valid defense to, or result in any offset against, any payments which Borrower is obligated to make under any of the Loan Documents. Section 11.25 Construction. In this Agreement, unless a contrary intention appears, (1) an amendment includes a supplement, novation, extension (whether of maturity or otherwise), restatement, reenactment or replacement; (2) assets includes present and future properties, revenues and rights of every description; (3) an authorization includes an authorization, consent, approval, resolution, permit, license, exemption, filing, or registration; (4) disposal means a Transfer, whether voluntary or involuntary, and dispose will be construed accordingly; (5) indebtedness includes any obligation (whether incurred as principal or as surety and whether present or future, actual or contingent) for the payment or repayment of money; (6) a currency is a reference to the lawful currency for the time being of the relevant country; (7) a Legal Requirement is a reference to that provision as extended, applied, amended or reenacted and includes any subordinate legislation; and (8) a time of day is a reference to New York, New York time. Further, unless the contrary intention appears, a reference to a “month” or “months” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month or the calendar month in which it is to end, except that: if the numerically corresponding day is not a Business Day, the period will end on the next Business Day in that month (if there is one) or the preceding

68 203576221 Business Day (if there is not); if there is no numerically corresponding day in that month, that period will end on the last Business Day in that month; a period which commences on the last Business Day of a month will end on the last Business Day in the next month or the calendar month in which it is to end, as appropriate. Unless the contrary intention appears: a reference to a party will not include that party if it has ceased to be a party under this Agreement; a word or expression used in any other Loan Document or in any notice given in connection with any Loan Document has the same meaning in that Loan Document or notice as in this Agreement; and any obligation of Borrower or any Guarantor under the Loan Documents which is not a payment obligation remains in force for so long as any payment obligation of Borrower or any Guarantor may be or is capable of becoming outstanding under the Loan Documents. Whenever the context of this Agreement reasonably requires, the neuter gender shall be deemed to include the masculine and feminine gender, and vice versa. Section 11.26 Use of Websites. Except as provided below, Borrower may deliver any information under this Agreement to Lender by posting it on to an electronic website if (a) Lender agrees in writing; (b) Borrower and Lender designate an electronic website for this purpose; (c) Borrower notifies Lender of the address of and password for the website; and (d) the information posted is in a format agreed between Borrower and Lender. Notwithstanding the above, Borrower must supply to Lender in paper form a copy of any information posted on the website within ten (10) Business Days of request by Lender. Borrower shall promptly upon becoming aware of its occurrence, notify Lender if the website cannot be accessed; the website or any information on the website is infected by any electronic virus or similar software; the password for the website is changed; or any information to be supplied under this Agreement is posted on the website or amended after being posted. If the circumstances in the immediately preceding sentence occur, Borrower shall supply any information required under this Agreement in paper form until Lender is satisfied that the circumstances giving rise to the notification are no longer continuing. Section 11.27 Language. Any notice or other writing given in connection with a Loan Document must be in English. Section 11.28 Joint and Several Obligations. If Borrower consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several. Section 11.29 Electronic Imaging. Lender may create electronic images of this Agreement and the other Loan Documents and destroy paper originals of any such imaged documents, each without the consent of Borrower or Guarantor. Provided that such images are maintained by or on behalf of Lender as part of its normal business processes, such images have the same legal force and effect as the paper originals and are enforceable against each of Borrower and Guarantor. Further, Lender may convert this Agreement or any other Loan Document into an “Electronic record” within the meaning of the ESRA and the image of such instrument in the Lender’s possession shall be deemed the unique, identifiable and unalterable version of such record. As used herein “ESRA” shall mean the Electronic Signatures and Records Act, N.Y. Comp. Codes R. & Regs. Tit 9 Part 540, as amended from time to time. ARTICLE 12 LIMITATIONS ON LIABILITY Section 12.1 Limitation on Liability. Borrower shall be personally liable for amounts due under the Loan Documents. Notwithstanding anything to the contrary herein, no direct or indirect shareholder, limited partner, member, principal, affiliate, employee, officer, trustee, director, agent or other representative of Borrower and/or any of its Affiliates shall have any personal liability for, nor be joined as a party to, any action with respect to payment, performance or discharge of any covenants, obligations, or undertakings of Borrower under this Agreement or the other Loan Documents.

69 203576221 Section 12.2 Limitation on Liability of Lender and its Officers, Employees, etc. Any obligation or liability whatsoever of Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of Lender’s assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of Lender’s, Lender’s affiliates or their respective shareholders, directors, officers, employees attorneys, agents, advisors, participants, successors and assigns regardless of whether such obligation or liability is in the nature of contract, tort or otherwise. Section 12.3 Claims Against Lender. (a) Lender shall not be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within thirty (30) days after Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Lender fails to remedy or cure the default, if any there be, with reasonable promptness thereafter. (b) If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Lender has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, then Lender’s responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of the Loan Documents, the obligation to grant such consent or give such approval; and (ii) in the case of any such failure to grant such consent or give such approval, or in the case of any other default by Lender, where it is also determined that Lender acted in bad faith, or Lender’s default constituted gross negligence or willful misconduct, the payment of any actual direct, compensatory damages sustained by Borrower as a result thereof plus Borrower’s reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements in connection with such court proceedings. (c) In no event, however, shall Lender be liable to Borrower or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever the nature of the breach by Lender of its obligations under this Loan Agreement or under any of the other Loan Documents. In no event shall Lender be liable to Borrower or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within the time period specified above. (d) Borrower agrees that so long as any of the Obligations remains outstanding, Borrower shall not assert, and Borrower hereby waives, any right of offset, claim, counterclaim or defense against Lender or any of the Obligations, which right of offset, claim, counterclaim or defense arises out of obligations, liabilities or circumstances unrelated to the Obligations, the Loan or the Project (such offsets, claims, counterclaims or defenses being, collectively, “Unrelated Claims”). Any assignee of Lender’s interest in and to the Loan Documents shall take the same free and clear of all Unrelated Claims, and no Unrelated Claim shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon any of the Loan Documents, and any such right to interpose or assert any such Unrelated Claim in any such action or proceeding is hereby expressly waived by the Borrower for the benefit of such assignee. ARTICLE 13 SANCTIONS, ANTI-MONEY LAUNDERING AND ANTI-BRIBERY PROVISIONS Section 13.1 Sanctions. Borrower represents and warrants to Lender that:

70 203576221 (a) No Loan Party, nor its Affiliates, employees, control person, agents, affiliates, subsidiaries or, to its knowledge, its beneficial owners are a Sanctioned Party, the subject of Sanctions or in violation of Sanctions; (b) Each Loan Party has policies and procedures reasonably designed to comply with Sanctions; and (c) None of the funds or other assets of Borrower or, to Borrower’s knowledge, of any Affiliate or subsidiary of Borrower constitute property or assets of, or are beneficially owned or controlled, directly or indirectly, by, any Sanctioned Party, or any party who is the subject of Sanctions or located in or resident of a Sanctioned Country. Section 13.2 Anti-Money Laundering Laws and Anti-Bribery Laws. Borrower represents and warrants to Lender that: (a) Each Loan Party is in compliance with Anti-Money Laundering Laws and has policies and procedures reasonably designed to comply with Anti-Money Laundering Laws. (b) Each Loan Party is in compliance with Anti-Bribery Laws and has policies and procedures reasonably designed to comply with Anti-Bribery Laws. Each Loan Party represents and warrants that, in connection with this transaction, it will not offer, promise to pay, authorize the payment or giving of, or receipt of, anything of value to, for or from any Public Official, or any other party, in violation of Anti-Bribery Laws. Section 13.3 Use of Proceeds. (a) No part of the proceeds of the Loan will be used, either directly or indirectly, to fund any operations in, finance any investments or activities in, or make any payments to or for, either directly or indirectly, (i) any Sanctioned Party or in violation of Sanctions, (ii) in violation of Anti-Money Laundering Laws, or (iii) in violation of Anti-Bribery Laws. (b) No part of the proceeds of the Loan will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any party, either directly or directly, in violation of the Anti-Bribery Laws. Section 13.4 Certain Transfers. (a) Anything to the contrary contained in this Agreement or the other Loan Documents notwithstanding, in no event shall a Transfer (i) to a Sanctioned Party occur if the result of a Sanctioned Party holding any direct or indirect interest in Borrower (at any level) is that Lender Exposure could occur, or (ii) be made or suffered to occur if, as a result of such Transfer, there could result a violation of (A) the U.S. Federal Lender Secrecy Act, as amended, modified, replaced and/or supplemented from time to time, and its implementing rules and/or regulations (31 CFR part 103), including, without limitation, with respect to those Persons named on OFAC’s Specially Designated Nationals and Blocked Persons list, (B) the Patriot Act, (C) any order issued with respect to anti-money laundering by OFAC, (D) the Executive Order or (E) any other Legal Requirements which, or the subject matter of which, relates to matters similar to

71 203576221 those matters which are addressed by the Legal Requirements referred to in clauses (A) through (D) above if, with respect to clauses (A), (B), (C), (D) or (E), Lender Exposure could occur. (b) If requested by Lender in connection with any Transfer (other than an Above the Fund Transfer), Borrower shall certify to Lender that, as a result of such Transfer, there will be no violation of this Article 13. [signature pages follow]

S-1 203576221 EXECUTED as of the date first written above. BORROWER: COMPLEX THERAPEUTICS LLC, a Delaware limited liability company By: /s/ Sandeep Laumas Name: Sandeep Laumas Title: Authorized Person

S-2 203576221 LENDER: MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa corporation By: Guggenheim Partners Investment Management, LLC, a Delaware limited liability company By: /s/ Jennifer A. Marler Jennifer A. Marler, Authorized Signer

A-1 203576221 EXHIBIT A LEGAL DESCRIPTION OF PROJECT THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS: PARCEL 1: LOT 150 OF TRACT NO. 5692, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 60, PAGES 72 AND 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY. PARCEL 2: LOTS 151 AND 152 OF TRACT NO. 5692, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 60, PAGES 72 AND 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY. PARCEL 3: LOT 153 OF TRACT NO. 5692, IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 60 PAGES 72 AND 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY. PARCEL 4: LOT 154 OF TRACT NO. 5692, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 60, PAGES 72 AND 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY. EXCEPT ALL MINERALS, COALS, OILS, PETROLEUM AND KINDRED SUBSTANCES AND NATURAL GAS UNDER AND IN THAT PORTION OF SAID LAND LYING WITHIN THE BOUNDARIES OF TRACT NO. 1875, AS PER MAP RECORDED IN BOOK 19, PAGE 38 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS RESERVED OF RECORD. APN: 2157-001-158

203576221 B-1 EXHIBIT B FORM OF TENANT DIRECTION LETTER [BORROWER LETTERHEAD] ____________ ___, 20__ [Tenants under Leases] Re: Lease dated ________ between _______________, as Landlord, and _______________, as Tenant, concerning premises known as Gentlemen: This letter shall constitute notice to you that the undersigned has granted a security interest in the captioned lease and all rents, additional rent and all other monetary obligations to landlord thereunder (collectively, “Rent”) in favor of [______________________], as lender (“Lender”), to secure certain of the undersigned’s obligations to Lender. The undersigned hereby irrevocably instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to deliver all Rent to the following address: Lender Name: [_______________] Lender Address: [_______________] ABA Number: [_______________] Account Number: [_______________] Reference: [_______________] The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Lender, or any successor lender so identified by Lender, may by written notice to you rescind the instructions contained herein. Sincerely, [BORROWER SIGNATURE BLOCK]

203576221 B-2 ACKNOWLEDGMENT AND AGREEMENT The undersigned acknowledges notice of the security interest of Lender and hereby confirms that the undersigned has received no notice of any other pledge or assignment of the Rent and will honor the above instructions. [Tenant] By: Name: Its: Dated as of: __________ ___, 20__

203576221 C-1-1 EXHIBIT C-1 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Term Loan Agreement dated as of [ ] (as the same may be supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time, the “Loan Agreement”), between [ ], and [______________________]. Pursuant to the provisions of Section 2.5 and Schedule 2.5 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan (as well as any Note evidencing such Loan) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished Lender and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Lender, and (2) the undersigned shall have at all times furnished Borrower and Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. [NAME OF LENDER] By: Name: Title: Date: ________________, 20[__]

C-2-1 203576221 EXHIBIT C-2 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Term Loan Agreement dated as of [ ] (as the same may be supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time, the “Loan Agreement”), between [ ], and [______________________]. Pursuant to the provisions of Section 2.5 and Schedule 2.5 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such lender in writing, and (2) the undersigned shall have at all times furnished such lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________________, 20[__]

C-3-1 203576221 EXHIBIT C-3 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Term Loan Agreement dated as of [ ] (as the same may be supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time, the “Loan Agreement”), between [ ], and [______________________]. Pursuant to the provisions of Section 2.5 and Schedule 2.5 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such lender and (2) the undersigned shall have at all times furnished such lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________________, 20[__]

C-4-1 203576221 EXHIBIT C-4 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Term Loan Agreement dated as of [ ] (as the same may be supplemented, amended, modified, consolidated, extended, refinanced, substituted, replaced, renewed and/or restated from time to time, the “Loan Agreement”), between [ ], and [______________________]. Pursuant to the provisions of Section 2.5 and Schedule 2.5 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan (as well as any Note(s) evidencing such Loan) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan (as well as any Note(s) evidencing such Loan), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished Lender and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and Lender, and (2) the undersigned shall have at all times furnished the Borrower and Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. [NAME OF LENDER] By: Name: Title: Date: ________________, 20[__]

Schedule 2.5-1 203576221 SCHEDULE 2.5 WITHHOLDING TAXES; CHANGES IN LEGAL REQUIREMENTS; MARKET DISRUPTION (a) U.S. Lender and Non-U.S. Lender. Any Lender that is entitled to an exemption from or reduction of Withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower, at the time or times reasonably requested by Borrower, such properly completed and executed documentation reasonably requested by Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. Without limiting the generality of the foregoing: (i) Non-U.S. Lender. Any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, as amended (each, a “Non-U.S. Lender”), shall, to the extent it is legally entitled to do so, deliver to Borrower, on or prior to the date on which such Non-U.S. Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Borrower), whichever of the following is applicable: (A) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, executed originals of U.S. Internal Revenue Service (the “IRS”) IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal Withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN- E establishing an exemption from, or reduction of, U.S. federal Withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed originals of IRS Form W-8ECI; (C) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, deliver to Borrower (x) a certificate, substantially in the form of Exhibit C-1 (any such certificate a “U.S. Tax Compliance Certificate”) to the effect that such Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or (D) to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner.

Schedule 2.5-2 203576221 (ii) Any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to Borrower, on or prior to the date on which such Non-U.S. Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal Withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower to determine the withholding or deduction required to be made. (iii) U.S. Lender. Any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “U.S. Lender”), shall deliver to Borrower on or prior to the date on which such Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Borrower) an original executed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup Withholding Tax. (iv) If a payment made to a Lender under any Loan Document would be subject to U.S. federal Withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower at the time or times prescribed by Tax Requirements and at such time or times reasonably requested by Borrower such documentation prescribed by applicable Tax Requirements (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (a)(iv), of this Schedule 2.5, “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (v) Except as provided in the following sentence, Lender further undertakes to deliver to Borrower renewals or additional copies of any form delivered pursuant to paragraphs (a)(i), (ii), (iii) or (iv) of this Schedule 2.5, above, or any successor form, (x) on or before the date that such form expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form(s) so delivered by it, and (z) as may be reasonably requested by Borrower. All forms or amendments described in the preceding sentence shall be completed by such Lender and show that such Lender is entitled to receive payments under this Agreement without withholding of U.S. federal Withholding Taxes (or, in the case of IRS Form W-9, U.S. federal backup Withholding Taxes), unless an event (including any change in treaty or Tax Requirements) has occurred after the date hereof and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises Borrower that it is not capable of receiving payments without any deduction of U.S. federal Withholding Taxes or U.S. federal backup Withholding Taxes. (b) Intentionally Deleted. (c) Withholding Taxes. (i) Any and all payments by a Loan Party under the Loan Documents shall be made without deduction or withholding for any Taxes, except as required by Tax Requirements. In the event that any Tax is required by Tax Requirements to be withheld or deducted from any payment hereunder or under the Note or any of the other Loan Documents by a Withholding Agent, Borrower shall be entitled to make such deduction or withholding and shall timely pay the full

Schedule 2.5-3 203576221 amount deducted or withheld to the relevant Taxing Authority in accordance with applicable Tax Requirements, and, if such Tax is an Indemnified Tax, the amount payable by such Loan Party hereunder or thereunder (as the case may be) shall be increased as necessary so that, after such deduction or withholding has been made (including such deduction or withholding applicable to additional sums payable under this paragraph (c)(i) of this Schedule 2.5), Lender receives an amount equal to the sum it would have received hereunder or thereunder (as the case may be) if such Indemnified Tax had not been deducted or withheld. (ii) Loan Parties shall timely pay to the relevant Taxing Authority in accordance with applicable Tax Requirements, or, at the option of Lender, timely reimburse it for the payment of, any Other Taxes. (iii) Loan Parties shall, jointly and severally, indemnify Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Schedule 2.5) payable or paid by Lender or required to be withheld or deducted from a payment to Lender and any actual out-of-pocket costs and expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Taxing Authority. A certificate as to the amount of such payment or liability delivered to Borrower by Lender, or by Lender, shall be conclusive absent manifest error. The indemnification obligations of Borrower under this paragraph (c)(iii) of this Schedule 2.5 shall survive the payment of the Obligations and termination of this Agreement. (iv) Reserved (v) Borrower consents to the disclosure by Lender to the IRS of any information on Borrower and its transactions with Lender that is required to be disclosed by any Legal Requirement or Tax Requirement, including, without limitation, the Code, as amended. (vi) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Schedule 2.5 (including by the payment of additional amounts pursuant to this Schedule 2.5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Schedule 2.5 with respect to the Taxes giving rise to such refund), net of all actual out-of-pocket costs and expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Taxing Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (c)(vi) of this Schedule 2.5 (plus any penalties, interest or other charges imposed by the relevant Taxing Authority) in the event that such indemnified party is required to repay such refund to such Taxing Authority. Notwithstanding anything to the contrary in this paragraph (c)(vi) of this Schedule 2.5, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (c)(vi) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (c)(vi) of Schedule 2.5 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

Schedule 2.5-4 203576221 (vii) As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Schedule 2.5, such Loan Party shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Lender. (viii) Each party’s obligations under this Schedule 2.5 shall survive any assignment of rights by, or the replacement of, a Lender, the termination of the Commitment and the repayment, satisfaction or discharge of all Obligations under any Loan Document. (d) Changes In Legal Requirements. If, after the date hereof, the adoption of any Legal Requirement, or any change therein, or any change in the interpretation or administration thereof by any U.S., New York State and/or foreign Governmental Authority, quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, including, without limitation, Dodd-Frank, (i) subjects such Lender to any additional charge with respect to the Note or to Taxes (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (ii) imposes, modifies or makes applicable any additional reserve, assessment, insurance charge, special deposit, Reserve Requirement or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Lender, or (iii) imposes any other condition the result of which is to increase the cost or expense (other than Taxes) to any Lender or any applicable Lending Installation of making, funding or maintaining its eurocurrency loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its eurocurrency loans or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of eurocurrency loans made, or interest received, by it by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the costs to such Lender of making, funding or maintaining the Loan, to reduce any amount received or receivable by such Lender thereunder or to reduce the rate of return on such Lender’s capital in respect of the Loan, then, within thirty (30) days after demand by such Lender pursuant to this paragraph (d) of Schedule 2.5, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction; provided, however, that under no circumstance shall Borrower be obligated to gross up such Lender for Connection Income Taxes imposed on such Lender. No Lender shall discriminate against Borrower in making such demand. Such Lender’s determination of the amount of such increased cost or reduction shall be conclusive, absent manifest error. (e) Reserved. (f) Changes in Capital Adequacy Regulations. If a Lender reasonably determines the amount of capital required or expected to be maintained by Lender, any Lending Installation of such Lender or any corporation or other entity controlling such Lender is increased as a result of a change in Legal Requirements, including, without limitation, any Risk-Based Capital Guidelines, then, within thirty (30) days after demand by such Lender pursuant to this paragraph (f) of this Schedule 2.5, Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its loans hereunder, or its obligation to make the Loan hereunder (after taking into account such Lender’s policies as to capital adequacy). Notwithstanding the foregoing, for purposes of this Agreement, all requests, rules, guidelines or directives in connection with Dodd-Frank shall be deemed to be a Change regardless of the date enacted, adopted or issued and all requests, rules, guidelines or directives promulgated by the Lender for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any

Schedule 2.5-5 203576221 successor or similar authority) or the U.S. or other financial regulatory authorities shall be deemed to be a Change regardless of the date adopted, issued, promulgated or implemented. “Change” means (i) any change which takes effect after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof which takes effect after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. Any such change the application of which is phased in over time shall be deemed, as to the application(s) which take effect after the date hereof, a “Change.” “Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the U.S. on the date of this Agreement, including, without limitation, transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the U.S., including, without limitation, transition rules, and any amendments, modifications and/or replacements of, and/or supplements to, such regulations adopted and which take effect prior to the date of this Agreement. (g) Alternate Lending Installation Office, Bank Statements; Survival of Indemnity. To the extent reasonably possible (as determined in the sole discretion of Lender), Lender shall designate another Lending Installation of such Lender with respect to the Loan and shall take other measures in its sole but good faith discretion to reduce any liability of Borrower to such Lender under this Schedule 2.5, so long as such designation or other measure is not disadvantageous in any material respect to such Lender in such Lender’s sole but good faith discretion. Lender shall promptly deliver a statement to Borrower as to the amount due, if any, under this Schedule 2.5. Such statement shall set forth in reasonable detail the calculations upon which Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Unless otherwise provided herein, the amount specified in the statement shall be payable within thirty (30) days after receipt by Borrower of the statement. The obligations of Borrower under this Schedule 2.5 shall survive payment of the Obligations and termination of this Agreement. (h) Mitigation. (i) If Lender requests compensation under paragraph (c) of this Schedule 2.5, or requires Borrower to pay any Indemnified Taxes or additional amounts to Lender or any Taxing Authority for the account of Lender pursuant to paragraph (d) of this Schedule 2.5, then Lender shall (at the request of Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Commitment or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to paragraph (c) or paragraph (d) of this Schedule 2.5, as the case may be, in the future, and (B) would not subject Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to Lender. Borrower hereby agrees to pay all actual out-of-pocket costs and expenses incurred by Lender in connection with any such designation or assignment. (ii) If Lender requests compensation under paragraph (c) of this Schedule 2.5, or if Borrower is required to pay any Indemnified Taxes or additional amounts to Lender or any Taxing Authority for the account of Lender pursuant to paragraph (d) of this Schedule 2.5 and, in each case, Lender has declined or is unable to designate a different lending office in accordance with paragraph (h)(i) of this Schedule 2.5, then Borrower may, at its sole expense and effort, upon notice to Lender, require Lender to assign and delegate, without recourse, all of its interests, rights (other than its existing rights to payments pursuant to paragraph (c) or paragraph (d) of this Schedule 2.5) and obligations under this Agreement and the related Loan Documents to another Person that shall assume such obligations; provided that:

Schedule 2.5-6 203576221 (A) Reserved; (B) Lender shall have received payment of an amount equal to the outstanding principal of its Commitment, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts); (C) in the case of any such assignment resulting from a claim for compensation under paragraph (d) of this Schedule 2.5 or payments required to be made pursuant to paragraph (c) of this Schedule 2.5, such assignment will result in a reduction in such compensation or payments thereafter; and (D) such assignment does not conflict with applicable Legal Requirements. Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. (i) Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (ii) the effects of any Bail-In Action on any such liability, including, if applicable: (A) a reduction in full or in part or cancellation of any such liability; (B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. As used in this Schedule 2.5(i), the following capitalized terms have the meaning provided below: “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

Schedule 2.5-7 203576221 “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “European Union” means, at any time, those countries at such time members of the political and economic union known as the “European Union.” “Resolution Authority” means any Person that has authority to exercise any Write-down and Conversion Powers. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Schedule 2.6(b)-1 203576221 SCHEDULE 2.6(b) LEASING RESERVE [****]

Schedule 2.6(e)-1 203576221 SCHEDULE 2.6(e) EXISTING TENANT RESERVE [****]

Schedule 2.9(b)-1 203576221 SCHEDULE 2.9(b) ALLOCATION AND DISBURSEMENT OF FUNDS IN THE CASH MANAGEMENT ACCOUNT [****]

Schedule 4.1(a)-1 203576221 SCHEDULE 4.1(a) SITE ASSESSMENTS [****]

Schedule 4.1(b)-1 203576221 SCHEDULE 4.1(b) ENVIRONMENTAL DISCLOSURES [****]

Schedule 5.1(a)-2 203576221 SCHEDULE 5.1(a) LEASING MATTERS [****]

Schedule 5.1(b)-1 203576221 SCHEDULE 5.1(b) RENT ROLL [****] SCHEDULE 5.2(b) FORM OF LEASE AMENDMENT [****]

Schedule 6.1(a)-1 203576221 SCHEDULE 6.1(a) STATES OF ORGANIZATION Entity State of Organization Complex Therapeutics LLC Delaware Instil Bio, Inc. Delaware

Schedule 6.1(b)-1 203576221 SCHEDULE 6.1(b) BORROWER’S ORGANIZATIONAL CHART [****]

Schedule 6.3-1 203576221 SCHEDULE 6.3 LIABILITIES; LITIGATION [****]

Schedule 6.3-1 203576221 SCHEDULE 6.8 ERISA [****]

Schedule 7.1(b)-1 203576221 SCHEDULE 7.1(b) GUARANTOR COMPLIANCE CERTIFICATE as of __________, 20___ Reference is hereby made to that certain loan in the maximum original principal amount at any time outstanding not to exceed the sum of ________________ Dollars ($__________) (the “Loan”) made or to be made to ________________ (“Borrower”), pursuant to that certain Term Loan Agreement, dated as of _______________, 20___ (as the same may be supplemented, amended, restated, renewed, replaced, substituted, modified or extended from time to time, the “Loan Agreement”), between Borrower and ____________________ (“Lender”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. Guarantor, as a guarantor of the Loan pursuant to and in accordance with the terms and conditions of the Loan Agreement and certain of the other loan documents executed in connection therewith, hereby certifies to Lender that, as of the date hereof, Guarantor is in compliance with Section 8.17 of the Loan Agreement. IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Guarantor Compliance Certificate as of the date first written above. GUARANTOR: By: Name: Title: